UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM N-CSR

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CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-22432

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Oxford Lane Capital Corp.
(Exact name of registrant as specified in charter)

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8 Sound Shore Drive, Suite 255
Greenwich, CT 06830
(Address of principal executive offices)

Jonathan H. Cohen
Chief Executive Officer
Oxford Lane Capital Corp.
8 Sound Shore Drive, Suite 255
Greenwich, CT 06830
(Name and address of agent for service)

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Registrant’s telephone number, including area code: (203) 983-5275

Date of fiscal year end: March 31

Date of reporting period: March 31, 2024

Item 1. Reports to Stockholders.

The annual report to stockholders for the year ended March 31, 2024 is filed herewith pursuant to Rule 30e-1 under the Investment Company Act of 1940.

Oxford Lane Capital Corp.

Annual Report

March 31, 2024

oxfordlanecapital.com

OXFORD LANE CAPITAL CORP.

i

Oxford Lane Capital Corp.

Letter to Stockholders and Management’s Discussion of Fund Performance

May 16, 2024
To Our Stockholders:

Company Overview

We are pleased to submit to you the report of Oxford Lane Capital Corp. (“we”, “us”, “our”, the “Fund” or “Oxford Lane”) for the fiscal year ended March 31, 2024. The net asset value (“NAV”) of our shares at that date was $4.90 per common share. Our common stock is traded on the NASDAQ Global Select Market and its trading price may, and often does, differ from its NAV. Our closing price at March 31, 2024 was $5.08, compared to $5.23 at March 31, 2023. The total return based on market value for us for the year ended March 31, 2024, as reflected in our financial highlights, was 17.06%. This return reflects the change in market price for the year ended March 31, 2024, as well as the impact of $0.95 per share in distributions declared and paid. The total return based on NAV for the year ended March 31, 2024, as reflected in our financial highlights, was 26.79%. Please refer to “Note 12. Financial Highlights” for further details. On May 13, 2024, the closing price of our common stock was $5.24.

We note that there may be significant differences between Oxford Lane’s earnings prepared in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and our taxable earnings, particularly related to collateralized loan obligation (“CLO”) equity investments where our taxable earnings are based upon the distributable share of earnings as determined under tax regulations for each CLO equity investment, while GAAP earnings are based upon an effective yield calculation. Additionally, as our taxable earnings are not generally known until after our distributions are made; those distributions may represent a return of capital on a tax basis. While reportable GAAP income from our CLO equity investments for the year ended March 31, 2024 was approximately $285.4 million, we received or were entitled to receive approximately $444.1 million in distributions from our CLO equity investments.

Investment Objectives

Our investment objective is to maximize our portfolio’s risk adjusted total return, and we currently seek to achieve our investment objective by investing in structured finance investments, specifically the equity and junior debt tranches of CLO vehicles(1), which are collateralized primarily by a diverse portfolio of senior secured loans made to companies whose debt is unrated or is rated below investment grade (the “Senior Loans”) and, to a limited extent, subordinated and/or unsecured loans and bonds (together with the Senior Loans, the “CLO Assets”).

Investment Review

We implement our investment objective by investing in equity and junior debt tranches of CLO vehicles, which are collateralized primarily by diverse portfolios of Senior Loans, and which generally have very little or no exposure to real estate loans, or mortgage loans or to pools of consumer-based debt, such as credit card receivables or auto loans.

Structurally, CLO vehicles are entities formed to originate and/or acquire a portfolio of loans. The loans within a CLO vehicle are generally limited to loans which meet established credit criteria and are subject to concentration limitations in order to limit a CLO vehicle’s exposure to a single credit.

Our investment strategy also includes investing in warehouse facilities, which are financing structures intended to aggregate Senior Loans that may be used to form the basis of a CLO vehicle. Warehouse facilities typically incur leverage between four and six times prior to a CLO’s pricing. We may also invest, on an opportunistic basis, in other corporate credits of a variety of types.

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1.       A CLO vehicle is formed by issuing various classes or “tranches” of debt (with the most senior tranches being rated “AAA” to the most junior tranches typically being rated “BB” or “B”) and equity. The tranches of CLO vehicles rated “BB” or “B” may be referred to as “junk.” The equity of a CLO vehicle is generally structured to absorb the CLO’s losses before any of the CLO’s debt tranches, and it also has the lowest level of payment priority among the CLO’s tranches; therefore, the equity is typically the riskiest tranche of a CLO vehicle.

An investment in us carries with it a significant number of meaningful risks, certain of which are discussed in the notes to our financial statements. Investors should read “Note 13. Risks and Uncertainties”, as well as “PRINCIPAL RISKS” starting on page 65.

2024 Portfolio Review

As of March 31, 2024, we held equity investments in 195 different CLO structures, and debt investments in 23 different CLO structures.

For the year ended March 31, 2024, net investment income, calculated in accordance with GAAP, was approximately $186.5 million, or $0.92 per weighted average common share.

For the year ended March 31, 2024, we recorded a net increase in net assets resulting from operations of approximately $235.1 million, or $1.16 per weighted average common share (inclusive of realized and unrealized gains and losses).

For the year ended March 31, 2024, we made additional investments of approximately $622.7 million, and received approximately $130.6 million from sales and repayments of our CLO investments.

Market Overview and Opportunity

The broader corporate loan and CLO equity market remained robust in fiscal Q4 2024, with a widening gap between supply and demand amid an elevated rate environment and reduced volatility. The Morningstar LSTA US Leveraged Loan Index increased from a price of 96.23% as of December 31, 2023, to 96.73% as of March 31, 2024. During that period, the weighted average bid of the index stayed within a 54-bps range and positive days outnumbered negative days nearly 2 to 1. The increase in U.S. loan prices led to an approximate 5-point increase in median U.S. CLO equity net asset values year to date. The default rate began the year at 1.53% and steadily declined to close at 1.14% by principal amount in March 2024. This marks a 13-month low for the default rate as market sentiment and forward indicators continue to improve. CLO new issuance through March 31, 2024, totaled approximately $48.8 billion marking the highest first-quarter volume for US CLOs in the post-crisis era and setting the pace nearly 45% ahead of the prior year as arbitrage conditions continued to improve on the quarter. With this backdrop, we continue to see compelling opportunities and remain active in both the primary and secondary markets, while remaining cautious of potential headwinds from (i) the impact of a prolonged high interest rate environment, (ii) stubborn inflationary pressures, and (iii) escalating geopolitical tension.

Jonathan H. Cohen
Chief Executive Officer

This letter is intended to assist stockholders in understanding the Fund’s performance during the year ended March 31, 2024. The views and opinions in this letter were current as of May 16, 2024. Statements other than those of historical facts included herein may constitute forward-looking statements and are not guarantees of future performance or results and involve a number of risks and uncertainties. Actual results may differ materially from those in the forward-looking statements as a result of a number of factors. The Fund undertakes no duty to update any forward-looking statement made herein. Information contained on our website is not incorporated by reference into this stockholder letter and you should not consider information contained on our website to be part of this stockholder letter or any other report we file with the Securities and Exchange Commission.

Important Information

This report is transmitted to the stockholders of the Fund and is furnished pursuant to certain regulatory requirements. This report and the information and views herein do not constitute investment advice, or a recommendation or an offer to enter into any transaction with the Fund or any of its affiliates. This report is provided for informational purposes only, does not constitute an offer to sell securities of the Fund and is not a prospectus. From time to time, the Fund may have a registration statement relating to one or more of its securities on file with the U.S. Securities and Exchange Commission (“SEC”).

An investment in the Fund is not appropriate for all investors. The investment program of the Fund is speculative, entails substantial risk and includes investment techniques not employed by traditional mutual funds. An investment in the Fund is not intended to be a complete investment program. Shares of closed-end investment companies, such as the Fund, may frequently trade at a discount from their NAV, which may increase investors’ risk of loss. Past performance is not indicative of, or a guarantee of, future performance. The performance and certain other portfolio information quoted herein represents information as of March 31, 2024. Nothing herein should be relied upon as a representation as to the future performance or portfolio holdings of the Fund. Investment return and principal value of an investment will fluctuate, and shares, when sold, may be worth more or less than their original cost. The Fund’s performance is subject to change since the end of the period noted in this report and may be lower or higher than the performance data shown herein.

About Oxford Lane Capital Corp.

Oxford Lane Capital Corp. is a publicly-traded, registered closed-end management investment company. It currently seeks to achieve its investment objective of maximizing risk-adjusted total return by investing in debt and equity tranches of CLO vehicles. The Fund’s investment strategy also includes warehouse facilities, which are financing structures intended to aggregate loans that may be used to form the basis of a CLO vehicle.

Forward-Looking Statements

This report may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Statements other than statements of historical facts included in this report may constitute forward-looking statements (including statements containing words such as “anticipates,” “expects,” “intends,” “plans,” “will,” “may,” “continue,” “believes,” “seeks,” “estimates,” “would,” “could,” “should,” “targets,” “projects,” and variations of these words and similar expressions are intended to identify forward-looking statements) and are not guarantees of future performance or results and involve a number of risks and uncertainties. Actual results may differ materially from those in the forward-looking statements as a result of a number of factors, including those described in the Fund’s filings with the SEC. The Fund undertakes no duty to update any forward-looking statement made herein. All forward-looking statements speak only as of the date of this report.

Performance Data

The graph below compares the cumulative stockholder return on our common stock with that of the S&P BDC Index, as we do not believe there is an appropriate index of companies with an investment strategy similar to our own with which to compare the return on our common stock, for the period from March 31, 2014 through March 31, 2024. The graph assumes that, on March 31, 2014, a person invested $10,000 in each of our common stock and the S&P BDC Index. For comparative purposes, the performance of a relevant third-party securities market index, the S&P BDC Index, is shown.

The graph measures cumulative total stockholder return, which takes into account both changes in stock price and distributions. Total return based on market value is calculated assuming that shares of the Fund’s common stock were purchased at the market price as of the beginning of the period, and that distribution, capital gains and other distributions were reinvested as provided for in the Fund’s distribution reinvestment plan, excluding any discounts, and that the total number of shares were sold at the closing market price per share on the last day of the period. The computation does not reflect any sales commission investors may incur in purchasing or selling shares of the Fund. Returns do not reflect the deduction of taxes that a stockholder would pay on Fund distributions or the sale of Fund shares. S&P BDC Index returns do not reflect payment of any sales charges or fees an investor may pay to purchase the underlying securities or investment funds that are intended to track the performance of the S&P BDC Index.

Past performance is not indicative of, or a guarantee of, future performance. Future results may vary and may be higher or lower than the data shown.

	Average Annual Total Return			Cumulative Total Return Since March 31, 2014
	1 Year	5 Year	10 Year
Oxford Lane Capital Corp.	17.06%	4.13%	6.09%	80.71%
S&P BDC Index	28.42%	11.31%	7.54%	107.03%

Data for Oxford Lane Capital Corp. represents returns based on the change in the Fund’s market price assuming the reinvestment of all dividends and distributions. Past performance is no guarantee of future results.

The performance of an index is not an exact representation of any particular investment, as you cannot invest directly in an index. The index shown herein has not been selected to represent a benchmark for a strategy’s performance, but is instead disclosed to allow for comparison of the Fund’s returns to that of known, recognized and/or similar indices. The S&P BDC Index is intended to measure the performance of all Business Development Companies (BDCs) that are listed on the NYSE or NASDAQ and satisfy market capitalization and other eligibility requirements. Although the Fund is not a BDC, BDCs generally invest in high yielding credit investments, as does the Fund. In addition, similar to the Fund, BDCs generally elect to be classified as a RIC under the Internal Revenue Code, which generally requires an investment company to distribute its taxable income to shareholders.

The performance data quoted here represents past performance. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results. The Fund’s performance, especially for very short periods of time, should not be the sole factor in making your investment decisions.

OXFORD LANE CAPITAL CORP.

TOP TEN HOLDINGS
AS OF MARCH 31, 2024

Investment	Maturity	Fair Value	% of Net Assets
Elmwood CLO 27 Ltd. – CLO subordinated notes	April 18, 2037	$35,530,000	3.03%
Regatta XXII Funding Ltd. – CLO subordinated notes	July 20, 2035	$32,999,550	2.82%
Onex CLO Warehouse Parent, Ltd. – CLO preference shares	May 19, 2027	$31,150,000	2.66%
Ares XLIV CLO Ltd. – CLO subordinated notes	April 15, 2034	$30,606,488	2.61%
Milford Park CLO, Ltd. – CLO subordinated notes	July 20, 2035	$29,334,400	2.50%
Onex CLO Subsidiary 2023-1, Ltd. – CLO subordinated notes	April 23, 2037	$28,747,285	2.45%
Wind River 2023-1 CLO Ltd. – CLO subordinated notes	April 25, 2036	$27,495,000	2.35%
Octagon 60, Ltd. – CLO subordinated notes	October 20, 2035	$26,455,000	2.26%
Carlyle US CLO 2021-8, Ltd. – CLO subordinated notes	October 20, 2034	$25,947,875	2.22%
Cedar Funding VIII CLO, Ltd. – CLO subordinated notes	October 17, 2034	$25,588,225	2.18%

Portfolio Investment Breakdown as of March 31, 2024

(Excludes cash equivalents and other assets)

FEES AND EXPENSES

The following table is intended to assist you in understanding the costs and expenses that you will bear directly or indirectly. We caution you that some of the percentages indicated in the table below are estimates and may vary. Except where the context suggests otherwise, whenever this report contains a reference to fees or expenses paid by “us” or “Oxford Lane Capital,” or that “we” will pay fees or expenses, you will indirectly bear such fees or expenses as an investor in Oxford Lane Capital Corp.
Stockholder transaction expenses:
Sales load (as a percentage of offering price)	—	%(1)
Offering expenses borne by us (as a percentage of offering price)	—	%(2)
Distribution reinvestment plan expenses	—	%(3)
Total stockholder transaction expenses (as a percentage of offering price)	—%
Annual expenses (estimated as a percentage of net assets attributable to common stock):
Base management fee	2.85	%(4)(5)
Incentive fees payable under our investment advisory agreement (20% of pre-incentive net investment income)	3.76	%(4)(6)
Interest payments on borrowed funds	2.22	%(7)(8)
Other expenses	0.84	%(9)
Total annual expenses	9.67	%(10)

Example

The following example demonstrates the projected dollar amount of total cumulative expenses that would be incurred over various periods with respect to a hypothetical investment in our common stock. In calculating the following expense amounts, we have assumed that our annual operating expenses would remain at the levels set forth in the table above.
	1 Year	3 Years	5 Years	10 Years
You would pay the following expenses on a $1,000 investment, assuming a 5% annual return	$94	$270	$430	$769

The example and the expenses in the tables above should not be considered as a representation of our future expenses, and actual expenses may be greater or less than those shown. While the example assumes, as required by the SEC, a 5.0% annual return, our performance will vary and may result in a return greater or less than 5.0%. The incentive fee under the investment advisory agreement (the “Investment Advisory Agreement”) with Oxford Lane Management, LLC (“Oxford Lane Management” or the “Adviser”), which, assuming a 5.0% annual return, would either not be payable or would have an insignificant impact on the expense amounts shown above, is included in the example. Also, while the example assumes reinvestment of all distributions at NAV, participants in our distribution reinvestment plan will receive a number of shares of our common stock, determined by dividing the total dollar amount of the distribution payable to a participant by the market price per share of our common stock at the close of trading on the distribution payment date, which may be at, above or below NAV. See “Distribution Reinvestment Plan” in this report for additional information regarding our distribution reinvestment plan.

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(1)      In the event that the securities to which this report relates are sold to or through underwriters, a corresponding prospectus supplement will disclose the applicable sales load and the “Example” will be updated accordingly.

(2)      If applicable, the prospectus or prospectus supplement relating to an offering of our securities will disclose the applicable offering expenses and total stockholder transaction expenses as a percentage of the offering price.

(3)      The expenses of the distribution reinvestment plan are included in “other expenses.” The plan administrator’s fees will be paid by us. We will not charge any brokerage charges or other charges to stockholders who participate in the plan. However, your own broker may impose brokerage charges in connection with your participation in the plan.

(4)      Assumes gross assets of $1,950.9 million and $487.2 million of leverage (which reflects $68.1 million of 6.75% Series 2024 Term Preferred Shares, $88.1 million aggregate amount of 6.25% Series 2027 Term Preferred Shares, $67.2 million aggregate amount of 6.00% Series 2029 Term Preferred Shares, $63.8 million aggregate amount of 7.125% Series 2029 Term Preferred Shares, $100.0 million of the 6.75% Unsecured Notes due 2031 and $100.0 million of the 5.00% Unsecured Notes due 2027 issued and outstanding as of March 31, 2024 and assumes net assets of $1,371.1 million (which has been adjusted to reflect the issuance of an additional $200.0 million of common stock).

(5)      The above calculation presents our base management fee as a percentage of our net assets. Our base management fee under the Investment Advisory Agreement, however, is based on our gross assets, which is defined as all the assets of Oxford Lane Capital, including those acquired using borrowings for investment purposes. As a result, to the extent we use additional leverage, it would have the effect of increasing our base management fee as a percentage of our net assets.

(6)      Amount reflects the estimated annual incentive fees payable to Oxford Lane Management. The estimate assumes that the incentive fee earned will be proportional to the fee earned during the fiscal year ended March 31, 2024 and adjusted to include the estimated incentive fee based on the issuance of an additional $200.0 million of common stock.

The incentive fee, which is payable quarterly in arrears, equals 20.0% of the excess, if any, of our “Pre-Incentive Fee Net Investment Income” that exceeds a 1.75% quarterly (7.0% annualized) hurdle rate, which we refer to as the “Hurdle”, subject to a “catch-up” provision measured at the end of each calendar quarter. The incentive fee is computed and paid on income that may include interest that is accrued but not yet received in cash. The operation of the incentive fee for each quarter is as follows:

•        no incentive fee is payable to Oxford Lane Management in any calendar quarter in which our Pre-Incentive Fee Net Investment Income does not exceed the Hurdle of 1.75%;

•        100% of our Pre-Incentive Fee Net Investment Income with respect to that portion of such Pre-Incentive Fee Net Investment Income, if any, that exceeds the Hurdle but is less than 2.1875% in any calendar quarter (8.75% annualized) is payable to our investment adviser. We refer to this portion of our Pre-Incentive Fee Net Investment Income (which exceeds the Hurdle but is less than 2.1875%) as the “catch-up.” The “catch-up” is meant to provide our investment adviser with 20.0% of our Pre-Incentive Fee Net Investment Income, as if a Hurdle did not apply when our Pre-Incentive Fee Net Investment Income exceeds 2.1875% in any calendar quarter; and

•        20.0% of the amount of our Pre-Incentive Fee Net Investment Income, if any, that exceeds 2.1875% in any calendar quarter (8.75% annualized) is payable to Oxford Lane Management (once the Hurdle is reached and the catch-up is achieved, 20.0% of all Pre-Incentive Fee Investment Income thereafter is allocated to Oxford Lane Management)

No incentive fee is payable to Oxford Lane Management on realized capital gains. For a more detailed discussion of the calculation of this fee, see “Note 4. Related Party Transactions.”

(7)      “Interest payments on borrowed funds” represents our annualized interest expense and includes interest payable on the $100 million 6.75% Unsecured Notes due 2031 and $100 million 5.00% Unsecured Notes due 2027, each as outstanding on March 31, 2024. We may issue additional debt securities. In the event that we were to issue additional debt securities, our borrowing costs, and correspondingly our total annual expenses would increase.

(8)      Assumes that we have an aggregate of (a) $68.1 million of preferred stock with a preferred rate of 6.75% per annum, (b) $88.1 million of preferred stock with a preferred rate of 6.25% per annum, (c) $67.2 million of preferred stock with a preferred rate of 6.00% per annum and (d) $63.8 million of preferred stock with a preferred rate of 7.125% per annum which were the amounts outstanding as of March 31, 2024. We may issue additional shares of preferred stock. In the event that we were to issue additional shares of preferred stock or debt securities, our borrowing costs, and correspondingly our total annual expenses, including, in the case of such preferred stock, the base management fee as a percentage of the Fund’s net assets attributable to common stock, would increase.

(9)      “Other expenses” ($11.6 million) are estimated for the current fiscal year, which considers the actual expenses for the year ended March 31, 2024.

(10)    “Total annual expenses” is presented as a percentage of net assets attributable to common stockholders, because the holders of shares of our common stock (and not the holders of our preferred stock or debt securities, if any) bear all of our fees and expenses, all of which are included in this fee table presentation. The indirect expenses associated with the Fund’s CLO equity investments are not included in the fee table presentation, but if such expenses were included in the fee table presentation then the Fund’s total annual expenses would have been 31.53%.

Principal Risks

For a description of the principal risk factors associated with an investment in the Fund, please refer to “Note 13. Risks and Uncertainties” in the Notes to the Financial Statements and “PRINCIPAL RISKS” starting on page 65.

OXFORD LANE CAPITAL CORP.

STATEMENT OF ASSETS AND LIABILITIES

March 31, 2024
ASSETS
Investments, at fair value (cost: $2,065,163,149)	$1,672,656,545
Cash and cash equivalents	42,974,356
Distributions receivable	25,248,705
Securities sold not settled	6,439,535
Interest receivable, including accrued interest purchased	3,126,323
Prepaid expenses and other assets	265,358
Deferred offering costs on common stock	141,779
Fee receivable	86,524
Total assets	1,750,939,125

LIABILITIES
Mandatorily redeemable preferred stock, net of unamortized deferred issuance costs of $4,699,541 (50,000,000 shares authorized, 11,486,721 shares issued and outstanding)	282,468,484
Notes payable – 6.75% unsecured notes, net of unamortized deferred issuance costs of $2,489,128	97,510,872
Notes payable – 5.00% unsecured notes, net of unamortized deferred issuance costs of $1,914,426	98,085,574
Securities purchased not settled	72,317,285
Incentive fees payable to affiliate	12,739,320
Base management fee payable to affiliate	8,025,251
Excise tax payable	5,382,031
Distributions payable on common stock	2,388,180
Accrued expenses	788,670
Interest payable	32,639
Accrued offering costs	2,888
Directors’ fees payable	70,000
Administrator expense payable	41,941
Total liabilities	579,853,135

COMMITMENTS AND CONTINGENCIES (Note 10)

NET ASSETS applicable to common stock, $0.01 par value (450,000,000 shares authorized, 239,127,996 shares issued and outstanding)	$1,171,085,990

NET ASSETS consist of:
Common stock, $0.01 par value	$2,391,280
Capital in excess of par value	1,536,685,898
Total distributable earnings/(accumulated losses)	(367,991,188)
Total net assets	$1,171,085,990
Net asset value per common share	$4.90
Market price per share	$5.08
Percentage of market price premium to net asset value per share	3.67%

See Accompanying Notes.

OXFORD LANE CAPITAL CORP.

SCHEDULE OF INVESTMENTS
MARCH 31, 2024

COMPANY/INVESTMENT(1)(13)(14)	ACQUISITION DATE(15)	PRINCIPAL AMOUNT/ SHARES	COST	FAIR VALUE(2)	% OF NET ASSETS
Collateralized Loan Obligation – Debt Investments
Structured Finance – Debt Investments
Allegro CLO II-S, Ltd.
CLO secured notes – Class D(3)(17), 11.33% (SOFR + 6.01%, due October 21, 2028)	05/09/2023	$13,450,000	$11,245,827	$12,594,580
CLO secured notes – Class E(3)(17), 13.40% (SOFR + 8.08%, due October 21, 2028)	06/24/2020	5,500,000	4,859,873	3,825,800

Anchorage Capital CLO 4-R, Ltd.
CLO secured notes – Class E(3)(11)(17), 11.08% (SOFR + 5.76%, due January 28, 2031)	11/04/2022	900,000	751,503	880,920

Ares XXXVII CLO Ltd.
CLO secured notes – Class ER(3)(17), 12.85% (SOFR + 7.53%, due October 15, 2030)	06/23/2022	6,000,000	4,381,470	4,882,200

BlueMountain CLO 2015-4 Ltd.
CLO secured notes – Class ER(3)(17), 11.53% (SOFR + 6.21%, due April 20, 2030)	01/19/2022	837,000	804,440	783,181

BlueMountain CLO 2018-1 Ltd.
CLO secured notes – Class F(3)(17), 13.79% (SOFR + 8.47%, due July 30, 2030)	11/18/2019	8,500,000	6,825,113	5,628,700

BlueMountain Fuji US CLO II Ltd.
CLO secured notes – Class D(3)(17), 11.73% (SOFR + 6.41%, due October 20, 2030)	11/09/2022	4,750,000	3,928,338	4,476,400

Elevation CLO 2017-6, Ltd.
CLO secured notes – Class F(3)(17), 13.98% (SOFR + 8.66%, due July 15, 2029)	08/03/2022	2,500,000	2,037,428	1,523,500

Highbridge Loan Management 2013-2, Ltd.
CLO secured notes – Class ER(3)(17), 13.83% (SOFR + 8.51%, due October 20, 2029)	04/20/2022	2,500,000	2,200,022	2,001,250

Highbridge Loan Management 5-2015, Ltd.
CLO secured notes – Class ERR(3)(17), 11.58% (SOFR + 6.26%, due October 15, 2030)	09/18/2023	3,750,000	3,287,802	3,534,000
CLO secured notes – Class FRR(3)(17), 13.58% (SOFR + 8.26%, due October 15, 2030)	08/03/2021	4,375,000	3,855,671	3,208,188

Longfellow Place CLO, Ltd.
CLO secured notes – Class FRR(3)(6)(17), 14.08% (SOFR + 8.76%, due April 15, 2029)	03/26/2019	4,845,209	4,063,790	645,382

Midocean Credit CLO VI
CLO secured notes – Class F(3)(17), 13.59% (SOFR + 8.27%, due April 20, 2033)	03/12/2021	4,000,000	3,396,578	3,044,400

(Continued on next page)

See Accompanying Notes.

OXFORD LANE CAPITAL CORP.

SCHEDULE OF INVESTMENTS – (continued)
MARCH 31, 2024

COMPANY/INVESTMENT(1)(13)(14)	ACQUISITION DATE(15)	PRINCIPAL AMOUNT/ SHARES	COST	FAIR VALUE(2)	% OF NET ASSETS
Collateralized Loan Obligation – Debt Investments (continued)
Structured Finance – Debt Investments (continued)
Milford Park CLO, Ltd.
CLO secured notes – Class F(3)(17), 14.64% (SOFR + 9.32%, due July 20, 2035)	05/12/2022	$1,000,000	$965,428	$990,900

Nassau 2017-II Ltd.
CLO secured notes – Class E(3)(6)(17), 11.83% (SOFR + 6.51%, due January 15, 2030)	01/07/2022	7,030,000	6,597,117	3,333,626

Octagon Investment Partners 36, Ltd.
CLO secured notes – Class F(3)(17), 13.33% (SOFR + 8.01%, due April 15, 2031)	09/08/2023	600,000	407,250	447,960

OFSI BSL VIII, Ltd.
CLO secured notes – Class E(3)(17), 11.97% (SOFR + 6.65%, due August 16, 2029)	07/12/2022	4,000,000	3,181,452	3,726,800

OZLM IX, Ltd.
CLO secured notes – Class ERR(3)(17), 13.92% (SOFR + 8.60%, due October 20, 2031)	06/16/2023	1,500,000	875,303	1,230,900

Regatta XXVI Funding Ltd.
CLO secured notes – Class ERR(3)(9)(17), 13.13% (SOFR + 7.90%, due January 25, 2037)	10/31/2023	9,500,000	9,314,400	9,617,800

Rockford Tower CLO 2022-1, Ltd.
CLO secured notes – Class E(3)(17), 12.66% (SOFR + 7.34%, due July 20, 2035)	05/06/2022	3,750,000	3,717,778	3,575,625

Sound Point CLO V-R, Ltd.
CLO secured notes – Class F(3)(17), 13.66% (SOFR + 8.36%, due July 18, 2031)	05/25/2022	1,250,000	861,051	352,375

Venture XXV CLO, Limited
CLO secured notes – Class E(3)(17), 12.78% (SOFR + 7.46%, due April 20, 2029)	04/21/2022	5,300,000	4,754,342	5,009,030

Voya CLO 2018-4, Ltd.
CLO secured notes – Class F(3)(17), 14.58% (SOFR + 9.26%, due January 15, 2032)	01/03/2024	6,000,000	5,432,358	5,448,000

Wind River 2023-1 CLO Ltd.
CLO secured notes – Class E(3)(17), 13.84% (SOFR + 8.52%, due April 25, 2036)	03/13/2023	10,000,000	9,629,452	10,064,000

Zais CLO 9, Limited
CLO secured notes – Class D(3)(17), 9.03% (SOFR + 3.71%, due July 20, 2031)	01/10/2024	6,920,000	6,584,080	6,920,000
Total Structured Finance – Debt Investments			$103,957,866	$97,745,517	8.35%
Total Collateralized Loan Obligation – Debt Investments			$103,957,866	$97,745,517	8.35%

(Continued on next page)

See Accompanying Notes.

OXFORD LANE CAPITAL CORP.

SCHEDULE OF INVESTMENTS – (continued)
MARCH 31, 2024

COMPANY/INVESTMENT(1)(13)(14)	ACQUISITION DATE(15)	PRINCIPAL AMOUNT/ SHARES	COST	FAIR VALUE(2)	% OF NET ASSETS
Collateralized Loan Obligation – Equity Investments
Structured Finance – Equity Investments
522 Funding CLO I Ltd.
CLO subordinated notes(5)(7), (Estimated yield 21.99%, maturity April 15, 2035)	03/03/2023	$24,300,000	$11,011,204	$9,781,042

AIMCO CLO, Series 2015-A
CLO subordinated notes(5)(7)(11), (Estimated yield 15.03%, maturity October 17, 2034)	08/25/2021	13,548,313	7,934,594	6,774,157
AIG CLO 2018-1, LLC
CLO subordinated notes(5)(7), (Estimated yield 28.92%, maturity April 20, 2032)	04/25/2023	9,607,250	5,855,218	6,629,003

Allegro CLO II-S, Ltd.
CLO subordinated notes(5)(7)(19), (Estimated yield 0.00%, maturity October 21, 2028)	02/06/2020	20,800,000	3,983,219	312,000

ALM XVII, Ltd.
CLO subordinated notes(5)(7)(10)(19), (Estimated yield 0.00%, maturity January 15, 2028)	03/04/2019	6,500,000	—	650

AMMC CLO XII, Limited
CLO subordinated notes(5)(7)(19), (Estimated yield 0.00%, maturity November 10, 2030)	09/10/2021	24,350,000	3,103,764	974,000

AMMC CLO 25, Limited
CLO subordinated notes(5)(7), (Estimated yield 28.82%, maturity April 15, 2035)	04/27/2022	19,000,000	14,013,042	14,630,000

Anchorage Capital CLO 1-R, Ltd.
CLO subordinated notes(5)(7), (Estimated yield 15.21%, maturity April 13, 2031)	08/13/2020	12,150,000	5,661,416	4,244,235

Anchorage Capital CLO 4-R, Ltd.
CLO subordinated notes(5)(7)(11), (Estimated yield 5.78%, maturity January 28, 2031)	05/20/2019	9,000,000	4,220,795	3,060,000

Anchorage Capital CLO 5-R, Ltd.
CLO subordinated notes(5)(7)(10)(19), (Estimated yield 0.00%, maturity January 15, 2030)	07/16/2019	27,316,000	1,046,813	240,381

Anchorage Capital CLO 7, Ltd.
CLO subordinated notes(5)(7), (Estimated yield 16.31%, maturity January 28, 2031)	06/02/2020	12,750,000	4,201,495	4,207,500

Anchorage Capital CLO 17, Ltd.
CLO subordinated notes(5)(7), (Estimated yield 15.65%, maturity July 15, 2034)	06/04/2021	27,500,000	20,391,190	14,850,000

Anchorage Capital CLO 25, Ltd.
CLO subordinated notes(5)(7), (Estimated yield 22.91%, maturity April 20, 2035)	04/24/2023	10,000,000	6,661,346	6,000,000

(Continued on next page)

See Accompanying Notes.

OXFORD LANE CAPITAL CORP.

SCHEDULE OF INVESTMENTS – (continued)
MARCH 31, 2024

COMPANY/INVESTMENT(1)(13)(14)	ACQUISITION DATE(15)	PRINCIPAL AMOUNT/ SHARES	COST	FAIR VALUE(2)	% OF NET ASSETS
Collateralized Loan Obligation – Equity Investments (continued)
Structured Finance – Equity Investments (continued)
Apex Credit CLO 2015-II, Ltd. (fka: JFIN CLO 2015-II Ltd.)
CLO subordinated notes(5)(7)(10)(19), (Estimated yield 0.00%, maturity October 17, 2026)	11/22/2016	$5,750,000	$2,537,662	$896,425

Apex Credit CLO 2018 Ltd.
CLO subordinated notes(5)(7)(19), (Estimated yield 0.00%, maturity April 25, 2031)	03/14/2018	12,420,000	3,577,556	811,452

Apex Credit CLO 2019 Ltd.
CLO subordinated notes(5)(7), (Estimated yield 9.34%, maturity April 18, 2032)	05/13/2019	17,500,000	11,953,747	6,759,272

Apex Credit CLO 2019-II Ltd.
CLO subordinated notes(5)(7), (Estimated yield 16.87%, maturity October 25, 2032)	10/27/2020	4,500,000	2,276,080	1,808,748

Apidos CLO XVIII-R
CLO subordinated notes(5)(7), (Estimated yield 38.08%, maturity October 22, 2030)	06/24/2022	7,500,000	2,828,572	3,375,000

Apidos CLO XXIII
CLO subordinated notes(5)(7), (Estimated yield 22.49%, maturity April 15, 2033)	04/01/2022	5,000,000	3,131,349	2,884,200

Apidos CLO XXIV
CLO subordinated notes(5)(7), (Estimated yield 32.65%, maturity October 20, 2030)	02/10/2022	5,000,000	1,461,134	1,350,000

Apidos CLO XXXIV
CLO subordinated notes(5)(7), (Estimated yield 16.93%, maturity January 20, 2035)	01/13/2022	9,950,000	7,030,593	6,368,000

Ares XXVII CLO, Ltd.
CLO subordinated notes(5)(7), (Estimated yield 11.94%, maturity October 28, 2034)	03/06/2019	27,871,690	12,555,356	8,920,761

Ares XXXIV CLO Ltd.
CLO subordinated notes(5)(7), (Estimated yield 18.56%, maturity April 17, 2033)	08/30/2021	26,500,000	9,379,109	7,862,102

Ares XXXVR CLO Ltd.
CLO subordinated notes(5)(7), (Estimated yield 19.05%, maturity July 15, 2030)	09/13/2022	7,000,000	2,269,576	1,540,858

Ares XXXVII CLO Ltd.
CLO subordinated notes(5)(7), (Estimated yield 17.25%, maturity October 15, 2030)	02/12/2019	33,500,000	7,610,786	4,061,935

Ares XL CLO Ltd.
CLO subordinated notes(5)(7), (Estimated yield 15.61%, maturity January 15, 2029)	11/30/2017	41,274,000	5,882,703	3,795,469

(Continued on next page)
See Accompanying Notes.

OXFORD LANE CAPITAL CORP.

SCHEDULE OF INVESTMENTS – (continued)
MARCH 31, 2024

COMPANY/INVESTMENT(1)(13)(14)	ACQUISITION DATE(15)	PRINCIPAL AMOUNT/ SHARES	COST	FAIR VALUE(2)	% OF NET ASSETS
Collateralized Loan Obligation – Equity Investments (continued)
Structured Finance – Equity Investments (continued)
Ares XLII CLO Ltd.
CLO subordinated notes(5)(7)(10)(19), (Estimated yield 0.00%, maturity January 22, 2028)	06/23/2021	$21,910,000	$6,254,004	$1,976,282

Ares XLIV CLO Ltd.
CLO subordinated notes(5)(7)(11), (Estimated yield 30.19%, maturity April 15, 2034)	12/15/2023	111,500,000	31,337,230	30,606,488

ARES XLVI CLO Ltd.
CLO subordinated notes(5)(7), (Estimated yield 20.19%, maturity January 15, 2030)	01/25/2022	6,400,000	2,689,756	1,909,583

Ares XLIX CLO Ltd.
CLO subordinated notes(5)(7), (Estimated yield 23.76%, maturity July 22, 2030)	08/19/2022	7,600,000	2,416,466	2,128,979

Ares LVII CLO Ltd.
CLO subordinated notes(5)(7), (Estimated yield 18.45%, maturity January 25, 2035)	08/22/2022	21,200,000	12,737,915	11,116,906

Ares LXI CLO Ltd.
CLO subordinated notes(5)(7), (Estimated yield 13.00%, maturity October 20, 2034)	08/25/2021	13,000,000	10,326,322	8,580,000

Ares LXVII CLO Ltd.
CLO subordinated notes(5)(7), (Estimated yield 24.67%, maturity January 25, 2036)	10/31/2022	9,180,000	7,519,786	7,521,568

Ares LXIV CLO Ltd.
CLO subordinated notes(5)(7)(11), (Estimated yield 29.97%, maturity April 15, 2035)	06/08/2023	7,200,000	4,771,296	5,267,716

Atlas Senior Loan Funding XVII, Ltd.
CLO subordinated notes(5)(7), (Estimated yield 15.57%, maturity October 20, 2034)	09/20/2021	6,000,000	4,590,887	3,390,000

Atlas Senior Loan Fund XVIII, Ltd.
CLO subordinated notes(5)(7), (Estimated yield 15.15%, maturity January 18, 2035)	04/21/2022	6,000,000	3,902,495	2,820,000

Atrium XV
CLO subordinated notes(5)(7)(11), (Estimated yield 17.24%, maturity January 23, 2048)	09/17/2019	21,000,000	12,999,526	11,760,000

Bain Capital Credit CLO 2023-1, Limited
CLO subordinated notes(5)(7), (Estimated yield 24.94%, maturity April 16, 2036)	06/27/2023	6,100,000	4,090,051	4,788,500

Battalion CLO VII Ltd.
CLO subordinated notes(5)(7)(10)(19), (Estimated yield 0.00%, maturity July 17, 2028)	07/03/2018	26,900,000	2,748,141	—

(Continued on next page)

See Accompanying Notes.

OXFORD LANE CAPITAL CORP.

SCHEDULE OF INVESTMENTS – (continued)
MARCH 31, 2024

COMPANY/INVESTMENT(1)(13)(14)	ACQUISITION DATE(15)	PRINCIPAL AMOUNT/ SHARES	COST	FAIR VALUE(2)	% OF NET ASSETS
Collateralized Loan Obligation – Equity Investments (continued)
Structured Finance – Equity Investments (continued)
BlueMountain Fuji US CLO II Ltd.
CLO subordinated notes(5)(7), (Estimated yield 10.75%, maturity October 20, 2030)	02/13/2020	$27,980,000	$10,499,270	$5,596,000

BlueMountain CLO 2015-4 Ltd.
CLO subordinated notes(5)(7)(19), (Estimated yield 0.00%, maturity April 20, 2030)	07/22/2020	9,644,700	2,847,861	1,687,823

BlueMountain CLO 2016-3 Ltd.
CLO subordinated notes(5)(7), (Estimated yield 20.56%, maturity November 15, 2030)	08/18/2020	9,897,500	3,576,651	3,563,100

BlueMountain CLO 2018-1 Ltd.
CLO subordinated notes(5)(7)(19), (Estimated yield 0.00%, maturity July 30, 2030)	01/14/2020	9,000,000	1,416,583	855,000

BlueMountain CLO 2018-3 Ltd.
CLO subordinated notes(5)(7), (Estimated yield 25.07%, maturity October 25, 2030)	06/11/2020	23,825,000	6,689,363	6,432,750

BlueMountain CLO XXXIV Ltd.
CLO subordinated notes(5)(7), (Estimated yield 16.63%, maturity April 20, 2035)	03/23/2022	10,700,000	10,040,700	8,292,500

Carlyle Global Market Strategies CLO 2013-2, Ltd.
CLO subordinated notes(5)(7)(10)(11)(19), (Estimated yield 0.00%, maturity January 18, 2029)	03/19/2013	16,098,067	1,167,135	1,610

Carlyle Global Market Strategies CLO 2013-4, Ltd.
CLO subordinated notes(5)(7)(19), (Estimated yield 0.00%, maturity January 15, 2031)	09/29/2021	14,500,000	3,786,603	2,102,500

Carlyle Global Market Strategies CLO 2014-5, Ltd.
CLO subordinated notes(5)(7)(19), (Estimated yield 0.00%, maturity July 15, 2031)	03/27/2019	7,134,333	2,146,383	1,070,150

Carlyle US CLO 2020-1, Ltd.
CLO subordinated notes(5)(7), (Estimated yield 22.58%, maturity July 20, 2034)	08/04/2023	23,500,000	12,942,284	12,455,000

Carlyle US CLO 2020-2, Ltd.
CLO subordinated notes(5)(7)(11), (Estimated yield 17.18%, maturity January 25, 2035)	10/21/2020	14,558,333	10,154,714	8,735,000

Carlyle US CLO 2021-8, Ltd.
CLO subordinated notes(5)(7), (Estimated yield 16.87%, maturity October 20, 2034)	08/24/2021	42,537,500	30,930,771	25,947,875

Cathedral Lake CLO 2013, Ltd.
CLO subordinated notes(5)(7)(11)(19), (Estimated yield 0.00%, maturity October 15, 2029)	05/31/2018	21,350,000	4,104,830	640,500

(Continued on next page)

See Accompanying Notes.

OXFORD LANE CAPITAL CORP.

SCHEDULE OF INVESTMENTS – (continued)
MARCH 31, 2024

COMPANY/INVESTMENT(1)(13)(14)	ACQUISITION DATE(15)	PRINCIPAL AMOUNT/ SHARES	COST	FAIR VALUE(2)	% OF NET ASSETS
Collateralized Loan Obligation – Equity Investments (continued)
Structured Finance – Equity Investments (continued)
Catskill Park CLO, Ltd.
CLO subordinated notes(5)(7)(19), (Estimated yield 0.00%, maturity April 20, 2029)	02/10/2022	$7,942,500	$2,616,221	$1,270,800

CBAM 2019-10, Ltd.
CLO subordinated notes(5)(7), (Estimated yield 18.25%, maturity April 20, 2032)	01/30/2024	15,000,000	6,947,921	7,050,000

CBAM 2021-14, Ltd.
CLO subordinated notes(5)(7), (Estimated yield 10.05%, maturity April 20, 2034)	03/24/2022	20,050,000	14,353,888	9,423,500

Cedar Funding IV CLO, Ltd.
CLO subordinated notes(5)(7), (Estimated yield 22.33%, maturity July 23, 2034)	02/10/2022	42,847,225	19,852,983	17,995,835

Cedar Funding VIII CLO, Ltd.
CLO subordinated notes(5)(7), (Estimated yield 23.55%, maturity October 17, 2034)	01/28/2022	59,507,500	26,958,716	25,588,225

Cedar Funding XII CLO, Ltd.
CLO subordinated notes(5)(7), (Estimated yield 15.84%, maturity October 25, 2034)	03/23/2022	32,008,575	23,494,644	19,525,231

Cedar Funding XV CLO, Ltd.
CLO subordinated notes(5)(7), (Estimated yield 16.54%, maturity April 20, 2035)	02/16/2022	34,235,000	25,978,547	24,306,850

CIFC Funding 2014-III, Ltd.
CLO income notes(5)(7)(11), (Estimated yield 4.66%, maturity October 22, 2031)	03/06/2018	18,225,000	5,285,954	3,098,250

CIFC Funding 2021-VII, Ltd.
CLO income notes(5)(7), (Estimated yield 17.74%, maturity January 23, 2035)	10/18/2021	27,435,000	23,373,162	21,399,300

Columbia Cent CLO 28 Limited
CLO subordinated notes(5)(7)(19), (Estimated yield 0.00%, maturity November 07, 2030)	01/14/2022	40,000,000	9,220,962	400,000

Columbia Cent CLO 32 Limited
CLO subordinated notes(5)(7), (Estimated yield 33.20%, maturity July 24, 2034)	10/04/2023	17,687,500	10,736,209	10,789,375

Crestline Denali CLO XVI, Ltd.
CLO subordinated notes(5)(7)(19), (Estimated yield 0.00%, maturity January 20, 2030)	06/10/2021	22,000,000	9,390,443	5,720,000

Dryden 33 Senior Loan Fund
CLO subordinated notes(5)(7)(10)(11)(19), (Estimated yield 0.00%, maturity April 15, 2029)	11/18/2020	9,600,000	—	691

Dryden 38 Senior Loan Fund
CLO subordinated notes(5)(7)(19), (Estimated yield 0.00%, maturity July 15, 2030)	09/23/2021	13,100,000	4,950,126	2,620,000

(Continued on next page)

See Accompanying Notes.

OXFORD LANE CAPITAL CORP.

SCHEDULE OF INVESTMENTS – (continued)
MARCH 31, 2024

COMPANY/INVESTMENT(1)(13)(14)	ACQUISITION DATE(15)	PRINCIPAL AMOUNT/ SHARES	COST	FAIR VALUE(2)	% OF NET ASSETS
Collateralized Loan Obligation – Equity Investments (continued)
Structured Finance – Equity Investments (continued)
Dryden 53 CLO, LLC
CLO subordinated notes(5)(7)(19), (Estimated yield 0.00%, maturity January 15, 2031)	02/10/2022	$9,640,783	$2,609,698	$1,735,341

Dryden 75 CLO, Ltd.
CLO subordinated notes(5)(7), (Estimated yield 15.07%, maturity April 14, 2034)	08/17/2022	2,120,000	1,598,135	1,214,127

Dryden 78 CLO, Ltd.
CLO subordinated notes(5)(7)(11), (Estimated yield 21.77%, maturity April 17, 2033)	07/25/2023	16,917,000	9,930,147	10,150,200

Dryden 86 CLO, Ltd.
CLO subordinated notes(5)(7), (Estimated yield 14.90%, maturity July 17, 2030)	03/23/2022	35,350,000	23,783,560	17,321,500

Dryden 106 CLO, Ltd.
CLO subordinated notes(5)(7), (Estimated yield 16.07%, maturity October 15, 2035)	10/18/2022	29,477,500	22,718,718	18,795,392

Dryden 108 CLO. Ltd.
CLO subordinated notes(5)(7), (Estimated yield 28.34%, maturity July 18, 2035)	06/15/2023	18,600,000	12,925,825	12,276,000

Elevation CLO 2020-11, Ltd.
CLO subordinated notes(5)(7)(11), (Estimated yield 4.17%, maturity April 15, 2033)	02/21/2020	24,000,000	16,512,962	9,840,000

Elevation CLO 2021-12, Ltd.
CLO subordinated notes(5)(7), (Estimated yield 11.48%, maturity April 20, 2032)	02/11/2021	32,190,000	19,310,345	12,232,200

Elevation CLO 2021-14, Ltd.
CLO subordinated notes(5)(7), (Estimated yield 8.50%, maturity October 20, 2034)	09/21/2021	32,000,000	24,914,213	15,520,000

Elmwood CLO 14 Ltd.
CLO subordinated notes(5)(7), (Estimated yield 20.22%, maturity April 20, 2035)	07/24/2023	26,200,000	20,984,018	22,008,000

Elmwood CLO 16 Ltd.
CLO subordinated notes(5)(7)(11), (Estimated yield 15.13%, maturity April 20, 2034)	03/18/2024	30,700,000	21,653,345	21,529,910

Elmwood CLO 27 Ltd.
CLO subordinated notes(5)(7)(9), (Estimated yield 11.16%, maturity April 18, 2037)	03/26/2024	44,412,500	35,595,191	35,530,000

Elmwood CLO V Ltd.
CLO subordinated notes(5)(7), (Estimated yield 18.84%, maturity October 20, 2034)	01/25/2022	10,400,000	10,436,694	10,608,000

(Continued on next page)

See Accompanying Notes.

OXFORD LANE CAPITAL CORP.

SCHEDULE OF INVESTMENTS – (continued)
MARCH 31, 2024

COMPANY/INVESTMENT(1)(13)(14)	ACQUISITION DATE(15)	PRINCIPAL AMOUNT/ SHARES	COST	FAIR VALUE(2)	% OF NET ASSETS
Collateralized Loan Obligation – Equity Investments (continued)
Structured Finance – Equity Investments (continued)
Elmwood CLO XII Ltd.
CLO subordinated notes(5)(7)(11), (Estimated yield 22.61%, maturity January 20, 2035)	07/24/2023	$10,750,000	$8,229,620	$8,707,500

Elmwood Warehouse Nomura 1, Ltd.
CLO preferred shares(4)(5)(7), (Estimated yield 19.47%, maturity November 20, 2025)	12/26/2023	8,925,000	8,925,000	8,925,000

Fillmore Park CLO, Ltd.
CLO subordinated notes(5)(7)(11), (Estimated yield 30.10%, maturity July 15, 2030)	07/13/2023	5,950,000	2,298,105	2,618,000

Highbridge Loan Management 3-2014, Ltd.
CLO subordinated notes(5)(7)(19), (Estimated yield 0.00%, maturity July 18, 2029)	06/19/2020	25,500,000	5,626,309	1,402,500

Highbridge Loan Management 5-2015, Ltd.
CLO subordinated notes(5)(7)(19), (Estimated yield 54.64%, maturity October 15, 2030)	08/03/2021	23,125,000	4,572,721	3,095,281

HPS Loan Management 10-2016, Ltd.
CLO income notes(5)(7), (Estimated yield 13.68%, maturity January 20, 2028)	10/21/2021	24,460,380	11,659,701	8,316,529

HPS Loan Management 2021-16, Ltd.
CLO income notes(5)(7), (Estimated yield 14.70%, maturity January 23, 2035)	11/12/2021	24,174,000	20,616,451	14,987,880

ICG US CLO 2014-1, Ltd.
CLO subordinated notes(5)(7), (Estimated yield 20.37%, maturity October 20, 2034)	03/01/2023	28,687,500	5,521,029	4,446,563

ICG US CLO 2018-2, Ltd.
CLO subordinated notes(5)(7), (Estimated yield 11.67%, maturity July 22, 2031)	05/24/2022	17,950,000	6,715,245	4,487,500

Kings Park CLO, Ltd.
CLO income notes(5)(7), (Estimated yield 19.42%, maturity January 21, 2035)	12/07/2021	30,552,500	22,581,654	22,303,325

KVK CLO 2013-1, Ltd.
CLO subordinated notes(5)(7)(10)(19), (Estimated yield 0.00%, maturity January 14, 2028)	09/22/2020	3,950,000	710,660	447,930

LCM 35 Ltd.
CLO income notes(5)(7), (Estimated yield 18.32%, maturity October 15, 2034)	10/28/2021	28,000,000	19,649,935	13,617,061

LCM 40 Ltd.
CLO subordinated notes(5)(7), (Estimated yield 33.09%, maturity January 15, 2036)	04/20/2023	17,000,000	12,677,255	13,809,597

Longfellow Place CLO, Ltd.
CLO subordinated notes(5)(7)(19), (Estimated yield 0.00%, maturity April 15, 2029)	01/11/2018	19,640,000	5,309,310	1,964

(Continued on next page)
See Accompanying Notes.

OXFORD LANE CAPITAL CORP.

SCHEDULE OF INVESTMENTS – (continued)
MARCH 31, 2024

COMPANY/INVESTMENT(1)(13)(14)	ACQUISITION DATE(15)	PRINCIPAL AMOUNT/ SHARES	COST	FAIR VALUE(2)	% OF NET ASSETS
Collateralized Loan Obligation – Equity Investments (continued)
Structured Finance – Equity Investments (continued)
Madison Park Funding XI, Ltd.
CLO subordinated notes(5)(7), (Estimated yield 26.45%, maturity July 23, 2047)	01/21/2022	$19,000,000	$4,323,338	$4,750,000

Madison Park Funding XIII, Ltd.
CLO subordinated notes(5)(7)(11), (Estimated yield 4.05%, maturity April 19, 2030)	09/17/2019	21,500,000	6,842,049	5,805,000

Madison Park Funding XV, Ltd.
CLO subordinated notes(5)(7)(10)(19), (Estimated yield 0.00%, maturity January 27, 2026)	03/07/2019	34,300,000	—	13,720

Madison Park Funding XIX, Ltd.
CLO subordinated notes(5)(7)(11), (Estimated yield 23.82%, maturity January 22, 2037)	04/06/2023	12,093,750	4,960,379	6,167,813

Madison Park Funding XXI, Ltd.
CLO subordinated notes(5)(7), (Estimated yield 11.54%, maturity October 15, 2032)	01/26/2022	7,000,000	4,518,568	3,955,000

Madison Park Funding XXIV, Ltd.
CLO subordinated notes(5)(7), (Estimated yield 8.59%, maturity October 20, 2029)	03/28/2019	3,568,750	1,572,609	1,284,750

Madison Park Funding XXVIII, Ltd.
CLO subordinated notes(5)(7), (Estimated yield 18.86%, maturity July 15, 2030)	02/01/2022	4,267,000	2,241,264	1,919,151

Madison Park Funding XXX, Ltd.
CLO subordinated notes(5)(7)(11), (Estimated yield 21.12%, maturity April 15, 2047)	02/23/2018	17,550,000	8,143,192	7,629,264

Madison Park Fund XLI, Ltd. (fka: Atrium XII CLO)
CLO subordinated notes(5)(7)(10)(19), (Estimated yield 0.00%, maturity April 22, 2027)	10/08/2015	39,075,000	848,665	1,094,100

Marble Point CLO XVII Ltd.
CLO subordinated notes(5)(7), (Estimated yield 23.30%, maturity April 20, 2033)	05/09/2023	12,000,000	5,786,648	5,520,000

Marble Point CLO XVIII Ltd.
CLO subordinated notes(5)(7), (Estimated yield 16.07%, maturity October 15, 2050)	01/25/2022	25,500,000	19,188,529	14,025,000

Marble Point CLO XXIV Ltd.
CLO subordinated notes(5)(7), (Estimated yield 19.54%, maturity April 20, 2035)	01/24/2023	21,690,000	15,612,532	13,990,050

Mariner CLO 8, Ltd.
CLO subordinated notes(5)(7)(11), (Estimated yield 28.88%, maturity April 20, 2033)	11/08/2023	9,700,000	5,473,315	5,480,500

(Continued on next page)

See Accompanying Notes.

OXFORD LANE CAPITAL CORP.

SCHEDULE OF INVESTMENTS – (continued)
MARCH 31, 2024

COMPANY/INVESTMENT(1)(13)(14)	ACQUISITION DATE(15)	PRINCIPAL AMOUNT/ SHARES	COST	FAIR VALUE(2)	% OF NET ASSETS
Collateralized Loan Obligation – Equity Investments (continued)
Structured Finance – Equity Investments (continued)
Medalist Partners Corporate Finance CLO VI Ltd.
CLO subordinated notes(5)(7), (Estimated yield 33.89%, maturity April 17, 2033)	09/20/2023	$14,826,000	$5,540,918	$5,930,400

Midocean Credit CLO II
CLO income notes(5)(7)(19), (Estimated yield 0.00%, maturity January 29, 2030)	06/17/2021	13,600,000	3,256,849	1,360

Midocean Credit CLO III
CLO income notes(5)(7)(19), (Estimated yield 0.00%, maturity April 21, 2031)	04/24/2019	16,650,000	5,610,318	249,750

Midocean Credit CLO VI
CLO income notes(5)(7), (Estimated yield 5.51%, maturity April 20, 2033)	11/08/2016	29,700,000	19,812,837	10,098,000

Milford Park CLO, Ltd.
CLO subordinated notes(5)(7), (Estimated yield 23.03%, maturity July 20, 2035)	05/12/2022	32,960,000	27,573,835	29,334,400

MP CLO VIII, Ltd.
CLO income notes(5)(7), (Estimated yield 12.73%, maturity April 28, 2034)	11/10/2021	11,000,000	4,282,693	2,860,000

Nassau 2017-II Ltd.
CLO income notes(5)(7)(19), (Estimated yield 0.00%, maturity January 15, 2030)	09/17/2019	24,400,000	8,200,260	2,440

Neuberger Berman CLO XIV, Ltd.
CLO subordinated notes(5)(7), (Estimated yield 13.49%, maturity January 28, 2030)	01/26/2022	7,800,000	2,148,460	1,560,000

Nyack Park CLO, Ltd.
CLO subordinated notes(5)(7), (Estimated yield 19.45%, maturity October 20, 2034)	09/02/2021	30,000,000	24,682,198	24,600,000

Oaktree CLO 2018-1 Ltd.
CLO subordinated notes(5)(7), (Estimated yield 30.26%, maturity October 20, 2030)	08/25/2022	11,750,000	4,424,232	5,287,500

Oaktree CLO 2019-3, Ltd.
CLO subordinated notes(5)(7), (Estimated yield 20.52%, maturity October 20, 2034)	02/21/2024	10,000,000	6,275,545	6,200,000

OCP CLO 2015-9, Ltd
CLO subordinated notes(5)(7), (Estimated yield 22.08%, maturity January 15, 2033)	04/12/2023	10,000,000	3,971,538	3,700,000

OCP CLO 2015-10, Ltd.
CLO preference shares(5)(7)(11), (Estimated yield 32.63%, maturity January 26, 2034)	07/06/2023	24,750,000	11,182,081	10,890,000

(Continued on next page)

See Accompanying Notes.

OXFORD LANE CAPITAL CORP.

SCHEDULE OF INVESTMENTS – (continued)
MARCH 31, 2024

COMPANY/INVESTMENT(1)(13)(14)	ACQUISITION DATE(15)	PRINCIPAL AMOUNT/ SHARES	COST	FAIR VALUE(2)	% OF NET ASSETS
Collateralized Loan Obligation – Equity Investments (continued)
Structured Finance – Equity Investments (continued)
OCP CLO 2020-18, Ltd.
CLO preference shares(5)(7), (Estimated yield 22.92%, maturity July 20, 2032)	08/16/2022	$27,840,000	$11,951,319	$10,857,600

Octagon Investment Partners XXII, Ltd.
CLO subordinated notes(5)(7)(11)(19), (Estimated yield 0.00%, maturity January 22, 2030)	06/07/2018	32,055,000	7,888,716	3,365,775

Octagon Investment Partners 36, Ltd.
CLO subordinated notes(5)(7)(19), (Estimated yield 12.78%, maturity April 15, 2031)	08/24/2021	10,250,000	3,022,456	1,750,540

Octagon Investment Partners 38, Ltd.
CLO subordinated notes(5)(7), (Estimated yield 18.32%, maturity July 20, 2030)	09/13/2022	10,000,000	3,692,165	2,700,000

Octagon Investment Partners 40, Ltd.
CLO subordinated notes(5)(7), (Estimated yield 14.69%, maturity January 20, 2035)	02/14/2019	7,000,000	4,160,200	2,940,000

Octagon Investment Partners 41, Ltd.
CLO subordinated notes(5)(7)(11), (Estimated yield 22.67%, maturity October 15, 2033)	01/25/2024	17,000,000	7,570,627	7,363,827

Octagon Investment Partners 42, Ltd.
CLO subordinated notes(5)(7)(11), (Estimated yield 27.44%, maturity July 15, 2034)	08/16/2023	11,100,000	5,791,680	5,280,122

Octagon Investment Partners 47, Ltd.
CLO subordinated notes(5)(7), (Estimated yield 23.25%, maturity July 20, 2034)	10/19/2023	10,000,000	5,688,469	5,300,000

Octagon Investment Partners 48, Ltd.
CLO subordinated notes(5)(7), (Estimated yield 18.47%, maturity October 20, 2034)	07/25/2022	10,250,000	7,870,186	6,765,000

Octagon 57, Ltd.
CLO income notes(5)(7)(11), (Estimated yield 17.18%, maturity October 15, 2034)	10/13/2021	31,725,000	23,412,696	18,541,777

Octagon 60, Ltd.
CLO subordinated notes(5)(7), (Estimated yield 16.45%, maturity October 20, 2035)	09/08/2022	35,750,000	30,616,706	26,455,000

OFSI BSL VIII, Ltd.
CLO preferred shares(5)(7)(19), (Estimated yield 0.00%, maturity August 16, 2029)	04/26/2019	8,500,000	3,104,205	510,000

OFSI BSL X, Ltd.
CLO subordinated notes(5)(7)(11), (Estimated yield 23.57%, maturity April 20, 2034)	08/01/2023	24,700,000	14,419,291	12,844,000

(Continued on next page)

See Accompanying Notes.

OXFORD LANE CAPITAL CORP.

SCHEDULE OF INVESTMENTS – (continued)
MARCH 31, 2024

COMPANY/INVESTMENT(1)(13)(14)	ACQUISITION DATE(15)	PRINCIPAL AMOUNT/ SHARES	COST	FAIR VALUE(2)	% OF NET ASSETS
Collateralized Loan Obligation – Equity Investments (continued)
Structured Finance – Equity Investments (continued)
Onex CLO Subsidiary 2023-1, Ltd.
CLO subordinated notes(5)(7)(9), (Estimated yield 15.26%, maturity April 23, 2037)	03/12/2024	$35,600,000	$28,987,664	$28,747,285

Onex CLO Warehouse Parent, Ltd.
CLO preference shares(4)(5)(7), (Estimated yield 54.79%, maturity May 19, 2027)	03/13/2024	31,150,000	31,150,000	31,150,000

OZLM VII, Ltd.
CLO subordinated notes(5)(7)(10)(19), (Estimated yield 0.00%, maturity July 17, 2029)	01/29/2020	21,891,673	2,653,363	904,126

OZLM IX, Ltd.
CLO subordinated notes(5)(7), (Estimated yield 53.97%, maturity October 20, 2031)	06/24/2022	13,000,000	1,736,770	1,950,000

OZLM XIV, Ltd.
CLO subordinated notes(5)(7), (Estimated yield 15.78%, maturity July 15, 2034)	12/07/2015	31,810,472	13,363,723	8,965,634

OZLM XIX, Ltd.
CLO subordinated notes(5)(7), (Estimated yield 19.04%, maturity January 15, 2035)	04/29/2022	39,795,000	18,412,319	15,645,416

Peace Park CLO, Ltd.
CLO subordinated notes(5)(7), (Estimated yield 16.41%, maturity October 20, 2034)	03/15/2024	18,750,000	14,193,622	14,086,875

Regatta VI Funding Ltd.
CLO income notes(5)(7), (Estimated yield 7.87%, maturity April 20, 2034)	10/21/2021	22,000,000	10,769,224	7,260,000

Regatta XVIII Funding Ltd.
CLO subordinated notes(5)(7), (Estimated yield 18.16%, maturity January 15, 2034)	02/18/2021	28,886,856	21,222,386	19,354,194

Regatta XXII Funding Ltd.
CLO subordinated notes(5)(7), (Estimated yield 24.62%, maturity July 20, 2035)	05/06/2022	38,823,000	29,991,539	32,999,550

Regatta XXIII Funding Ltd.
CLO income notes(5)(7)(11), (Estimated yield 16.19%, maturity January 20, 2035)	11/04/2021	25,829,333	20,271,462	18,080,533

Regatta XXVI Funding Ltd.
CLO subordinated notes(5)(7)(9), (Estimated yield 12.84%, maturity January 25, 2037)	10/31/2023	17,467,500	16,584,261	15,924,421

Riserva CLO, Ltd.
CLO subordinated notes(5)(7), (Estimated yield 12.19%, maturity January 18, 2034)	03/18/2022	2,400,000	1,257,828	984,000

(Continued on next page)

See Accompanying Notes.

OXFORD LANE CAPITAL CORP.

SCHEDULE OF INVESTMENTS – (continued)
MARCH 31, 2024

COMPANY/INVESTMENT(1)(13)(14)	ACQUISITION DATE(15)	PRINCIPAL AMOUNT/ SHARES	COST	FAIR VALUE(2)	% OF NET ASSETS
Collateralized Loan Obligation – Equity Investments (continued)
Structured Finance – Equity Investments (continued)
Rockford Tower CLO 2019-1, Ltd.
CLO subordinated notes(5)(7), (Estimated yield 22.34%, maturity April 20, 2034)	09/13/2023	$10,000,000	$5,900,217	$5,400,000

Rockford Tower CLO 2022-1, Ltd.
CLO subordinated notes(5)(7), (Estimated yield 18.88%, maturity July 20, 2035)	05/06/2022	38,068,750	30,586,533	25,220,547

Rockford Tower CLO 2022-3, Ltd.
CLO subordinated notes(5)(7)(11), (Estimated yield 27.75%, maturity January 20, 2035)	05/09/2023	21,000,000	15,493,647	16,800,000

Rockland Park CLO, Ltd.
CLO subordinated notes(5)(7), (Estimated yield 16.98%, maturity April 20, 2034)	04/26/2021	28,750,000	21,973,426	19,406,250

Romark CLO – V Ltd.
CLO income notes(5)(7), (Estimated yield 14.19%, maturity January 15, 2035)	11/18/2021	27,000,000	19,555,968	13,230,000

Sculptor CLO XXIX, Ltd.
CLO subordinated notes(5)(7)(11), (Estimated yield 23.48%, maturity October 22, 2034)	09/20/2023	20,150,000	10,899,398	10,679,500

Sculptor CLO XXXII, Ltd.
CLO subordinated notes(5)(7)(9), (Estimated yield 19.49%, maturity April 30, 2037)	03/06/2024	12,000,000	8,151,633	8,040,000

Shackleton 2013-IV-R CLO, Ltd.
CLO subordinated notes(5)(7)(19), (Estimated yield 0.00%, maturity April 13, 2031)	08/14/2018	24,500,000	4,426,076	1,251,912

Shackleton 2014-V-R CLO, Ltd.
CLO subordinated notes(5)(7)(11), (Estimated yield 13.73%, maturity May 07, 2031)	09/17/2019	20,750,000	4,337,956	3,320,000

Signal Peak CLO 4, Ltd.
CLO subordinated notes(5)(7)(11), (Estimated yield 29.26%, maturity October 26, 2034)	08/09/2023	7,056,061	2,190,307	2,187,379

Signal Peak CLO 9, Ltd.
CLO subordinated notes(5)(7), (Estimated yield 15.19%, maturity July 21, 2034)	07/19/2021	29,060,000	22,107,679	17,145,400

Signal Peak CLO 10, Ltd.
CLO subordinated notes(5)(7), (Estimated yield 16.85%, maturity January 24, 2035)	02/16/2023	10,000,000	6,899,460	5,875,000

Sound Point CLO V-R, Ltd.
CLO subordinated notes(5)(7)(19), (Estimated yield 0.00%, maturity July 18, 2031)	05/04/2021	44,500,000	3,926,205	2,225,000

Sound Point CLO XX, Ltd.
CLO subordinated notes(5)(7)(19), (Estimated yield 0.00%, maturity July 26, 2031)	07/07/2021	13,000,000	5,111,208	1,430,000

(Continued on next page)
See Accompanying Notes.

OXFORD LANE CAPITAL CORP.

SCHEDULE OF INVESTMENTS – (continued)
MARCH 31, 2024

COMPANY/INVESTMENT(1)(13)(14)	ACQUISITION DATE(15)	PRINCIPAL AMOUNT/ SHARES	COST	FAIR VALUE(2)	% OF NET ASSETS
Collateralized Loan Obligation – Equity Investments (continued)
Structured Finance – Equity Investments (continued)
Sound Point CLO XXIX, Ltd.
CLO subordinated notes(5)(7), (Estimated yield 24.27%, maturity April 25, 2034)	08/09/2023	$21,428,000	$10,256,386	$9,642,600

Sound Point CLO XXX, Ltd.
CLO subordinated notes(5)(7), (Estimated yield 25.48%, maturity July 25, 2034)	08/03/2023	21,151,500	10,372,682	9,306,660

Sound Point CLO XXXIII, Ltd
CLO subordinated notes(5)(7), (Estimated yield 22.94%, maturity April 25, 2035)	06/01/2023	15,733,176	8,092,270	7,394,593

Symphony CLO XVII, Ltd.
CLO subordinated notes(5)(7), (Estimated yield 28.33%, maturity April 15, 2028)	06/21/2023	7,750,000	1,909,917	2,127,422

TCW CLO 2021-2, Ltd.
CLO subordinated notes(5)(7)(11), (Estimated yield 20.30%, maturity July 25, 2034)	01/25/2024	5,625,000	3,235,294	3,150,000

TCW CLO 2022-1, Ltd.
CLO subordinated notes(5)(7)(11), (Estimated yield 21.68%, maturity April 22, 2033)	01/25/2024	12,000,000	6,270,023	6,240,000

Telos CLO 2013-3, Ltd.
CLO subordinated notes(5)(7)(11)(19), (Estimated yield 0.00%, maturity July 17, 2026)	01/25/2013	14,332,210	6,266,409	1,433

Telos CLO 2014-6, Ltd.
CLO subordinated notes(5)(7)(19), (Estimated yield 0.00%, maturity January 17, 2027)	11/08/2017	21,400,000	9,166,640	2,140

THL Credit Wind River 2017-1 CLO Ltd.
CLO subordinated notes(5)(7), (Estimated yield 8.13%, maturity April 18, 2036)	02/02/2017	14,200,000	8,306,273	5,467,000

THL Credit Wind River 2018-3 CLO Ltd.
CLO subordinated notes(5)(7), (Estimated yield 15.81%, maturity January 20, 2031)	03/02/2022	25,400,000	17,182,063	11,938,000

Tralee CLO II, Ltd.
CLO subordinated notes(5)(7)(19), (Estimated yield 0.00%, maturity July 20, 2029)	06/06/2018	6,300,000	1,683,974	630

Tralee CLO IV, Ltd.
CLO subordinated notes(5)(7)(19), (Estimated yield 0.00%, maturity January 20, 2030)	12/21/2017	13,270,000	5,502,595	1,327

Venture XV CLO, Limited
CLO subordinated notes(5)(7)(11)(19), (Estimated yield 0.00%, maturity July 15, 2032)	01/31/2018	15,992,521	3,551,812	1,359,364

Venture XVII CLO, Limited
CLO subordinated notes(5)(7)(11)(19), (Estimated yield 0.00%, maturity April 15, 2027)	01/09/2017	17,000,000	6,377,579	42,500

(Continued on next page)

See Accompanying Notes.

OXFORD LANE CAPITAL CORP.

SCHEDULE OF INVESTMENTS – (continued)
MARCH 31, 2024

COMPANY/INVESTMENT(1)(13)(14)	ACQUISITION DATE(15)	PRINCIPAL AMOUNT/ SHARES	COST	FAIR VALUE(2)	% OF NET ASSETS
Collateralized Loan Obligation – Equity Investments (continued)
Structured Finance – Equity Investments (continued)
Venture XX CLO, Limited
CLO subordinated notes(5)(7)(10)(11)(19), (Estimated yield 0.00%, maturity April 15, 2027)	07/27/2018	$7,200,000	$532,119	$—

Venture XXI CLO, Limited
CLO subordinated notes(5)(7)(19), (Estimated yield 0.00%, maturity July 15, 2027)	08/16/2017	30,000,000	13,459,356	3,000

Venture XXII CLO, Limited
CLO subordinated notes(5)(7)(19), (Estimated yield 0.00%, maturity January 15, 2031)	02/09/2022	18,500,000	6,004,504	1,480,000

Venture XXIII CLO, Limited
CLO subordinated notes(5)(7), (Estimated yield 14.19%, maturity July 19, 2034)	05/24/2022	4,125,000	1,408,406	680,625

Venture XXV CLO, Limited
CLO subordinated notes(5)(7)(19), (Estimated yield 0.00%, maturity April 20, 2029)	09/25/2020	13,750,000	2,548,430	687,500

Venture 37 CLO, Limited
CLO subordinated notes(5)(7)(19), (Estimated yield 0.00%, maturity July 15, 2032)	05/28/2019	8,500,000	4,528,314	2,252,500

Venture 41 CLO, Limited
CLO subordinated notes(5)(7), (Estimated yield 17.95%, maturity January 20, 2034)	04/06/2022	9,000,000	6,746,647	5,490,000

Venture 42 CLO, Limited
CLO subordinated notes(5)(7), (Estimated yield 15.97%, maturity April 15, 2034)	03/15/2021	7,000,000	5,083,027	4,025,000

Venture 44 CLO, Limited
CLO subordinated notes(5)(7), (Estimated yield 14.63%, maturity October 20, 2034)	08/16/2021	24,750,000	18,446,597	12,251,250

Venture 47 CLO, Limited
CLO subordinated notes(5)(7), (Estimated yield 30.49%, maturity April 20, 2036)	03/14/2023	13,000,000	10,275,400	10,530,000

Venture 48 CLO, Limited
CLO subordinated notes(5)(7), (Estimated yield 22.86%, maturity October 20, 2036)	08/24/2023	26,848,000	22,902,456	20,941,440

Vibrant CLO III, Ltd.
CLO subordinated notes(5)(7)(19), (Estimated yield 0.00%, maturity October 20, 2031)	02/05/2019	31,810,000	8,898,042	3,817,200

Vibrant CLO XIV, Ltd.
CLO subordinated notes(5)(7), (Estimated yield 19.92%, maturity October 20, 2034)	08/17/2022	24,900,000	17,002,667	15,438,000

Voya CLO 2018-4, Ltd.
CLO subordinated notes(5)(7), (Estimated yield 19.41%, maturity January 15, 2032)	01/03/2024	17,136,000	5,081,048	4,931,487

(Continued on next page)

See Accompanying Notes.

OXFORD LANE CAPITAL CORP.

SCHEDULE OF INVESTMENTS – (continued)
MARCH 31, 2024

COMPANY/INVESTMENT(1)(13)(14)	ACQUISITION DATE(15)	PRINCIPAL AMOUNT/ SHARES	COST	FAIR VALUE(2)	% OF NET ASSETS
Collateralized Loan Obligation – Equity Investments (continued)
Structured Finance – Equity Investments (continued)
Voya CLO 2020-1, Ltd.
CLO subordinated notes(5)(7), (Estimated yield 14.21%, maturity July 16, 2034)	03/08/2022	$15,500,000	$11,184,176	$8,990,000

Voya CLO 2020-3, Ltd.
CLO subordinated notes(5)(7)(19), (Estimated yield 16.75%, maturity October 20, 2031)	05/03/2022	10,500,000	8,716,373	7,665,000

Wellfleet 2016-2 CLO, Ltd.
CLO subordinated notes(5)(7)(19), (Estimated yield 0.00%, maturity October 20, 2028)	09/28/2016	11,000,000	5,280,208	1,100

West CLO 2014-1, Ltd.
CLO subordinated notes(5)(7)(10)(11)(19), (Estimated yield 0.00%, maturity July 18, 2026)	11/16/2018	20,250,000	92,621	99,225

Wind River 2021-2 CLO Ltd.
CLO subordinated notes(5)(7), (Estimated yield 14.50%, maturity July 20, 2034)	05/14/2021	30,700,000	21,868,267	16,271,000

Wind River 2021-4 CLO Ltd.
CLO subordinated notes(5)(7)(11), (Estimated yield 21.52%, maturity January 20, 2035)	08/15/2023	9,096,750	5,665,465	4,821,278

Wind River 2023-1 CLO Ltd.
CLO subordinated notes(5)(7), (Estimated yield 11.71%, maturity April 25, 2036)	03/13/2023	42,300,000	36,317,310	27,495,000

York CLO-5 Ltd.
CLO subordinated notes(5)(7), (Estimated yield 32.06%, maturity October 22, 2031)	05/20/2021	32,625,000	16,141,689	17,943,750

Zais CLO 7, Limited
CLO subordinated notes(5)(7)(19), (Estimated yield 0.00%, maturity April 15, 2030)	06/29/2021	9,200,000	1,764,640	920

Zais CLO 9, Limited
CLO subordinated notes(5)(7)(19), (Estimated yield 0.00%, maturity July 20, 2031)	06/19/2018	12,700,000	6,093,630	1,016,000
Total Equity Investments			$1,950,521,715	$1,565,288,182	133.66%

Collateralized Loan Obligation Fee Notes – Equity Investments – Other CLO Equity Related Investments
Structured Finance – Equity Fee Note Investments
AMMC CLO 25, Limited
CLO subordinated fee notes(8)(18), (maturity April 15, 2035)	04/27/2022		989,174	806,440

Ares LXI CLO Ltd.
CLO subordinated fee notes(8)(18), (maturity October 20, 2034)	08/25/2021		313,234	288,430

BlueMountain Fuji US CLO II Ltd.
CLO subordinated fee notes(8)(18), (maturity October 20, 2030)	12/22/2021		—	61,792

(Continued on next page)

See Accompanying Notes.

OXFORD LANE CAPITAL CORP.

SCHEDULE OF INVESTMENTS – (continued)
MARCH 31, 2024

COMPANY/INVESTMENT(1)(13)(14)	ACQUISITION DATE(15)	PRINCIPAL AMOUNT/ SHARES	COST	FAIR VALUE(2)	% OF NET ASSETS
Collateralized Loan Obligation Fee Notes – Equity Investments – Other CLO Equity Related Investments (continued)
Structured Finance – Equity Fee Note Investments (continued)
Columbia Cent CLO 28 Limited
CLO subordinated fee notes(8)(18), (maturity November 07, 2030)	12/22/2021		$—	$—

Highbridge Loan Management 3-2014, Ltd.
CLO subordinated fee notes(8)(18), (maturity July 18, 2029)	04/06/2022		—	44,586

HPS Loan Management 2021-16, Ltd.
CLO subordinated fee notes(8)(18), (maturity January 23, 2035)	11/12/2021		666,698	578,464

Octagon 57, Ltd.
CLO subordinated fee notes(8)(11)(18), (maturity October 15, 2034)	10/13/2021		539,504	445,290

Octagon 60, Ltd.
CLO subordinated fee notes(8)(18), (maturity October 20, 2035)	09/08/2022		1,069,762	946,025

Point AU Roche Park CLO, Ltd.
CLO subordinated M1 fee notes(8)(18), (maturity July 20, 2034)	05/28/2021		120,880	89,753

Point AU Roche Park CLO, Ltd.
CLO subordinated M2 fee notes(8)(18), (maturity July 20, 2034)	05/28/2021		217,896	179,678

Rockland Park CLO, Ltd.
CLO subordinated M1 fee notes(8)(18), (maturity April 20, 2034)	04/26/2021		240,512	182,845

Rockland Park CLO, Ltd.
CLO subordinated M2 fee notes(8)(18), (maturity April 20, 2034)	04/26/2021		447,578	385,577

Rockford Tower CLO 2021-3, Ltd.
CLO subordinated fee notes(8)(11)(18), (maturity October 20, 2034)	09/22/2021		350,656	298,392

Rockford Tower CLO 2022-1, Ltd.
CLO subordinated fee notes(8)(18), (maturity July 20, 2035)	05/06/2022		426,625	392,237

Romark CLO – V Ltd.
CLO subordinated fee notes(8)(18), (maturity January 15, 2035)	11/18/2021		636,048	113,409

THL Credit Wind River 2017-1 CLO Ltd.
CLO subordinated fee notes(8)(18), (maturity April 18, 2029)	02/02/2017		75,275	468,594

Tralee CLO IV, Ltd.
CLO subordinated fee notes(8)(18), (maturity January 20, 2030)	03/16/2018		—	—

Venture XXV CLO, Limited
CLO subordinated fee notes(8)(18), (maturity April 20, 2029)	09/25/2020		—	14,746

Venture 42 CLO, Limited
CLO subordinated Y fee notes(8)(18), (maturity April 15, 2034)	03/15/2021		246,553	208,630

Wind River 2021-2 CLO Ltd.
CLO subordinated fee notes(8)(18), (maturity July 20, 2034)	05/14/2021		453,508	390,650

(Continued on next page)
See Accompanying Notes.

OXFORD LANE CAPITAL CORP.

SCHEDULE OF INVESTMENTS – (continued)
MARCH 31, 2024

COMPANY/INVESTMENT(1)(13)(14)	ACQUISITION DATE(15)	PRINCIPAL AMOUNT/ SHARES	COST	FAIR VALUE(2)	% OF NET ASSETS
Collateralized Loan Obligation Fee Notes – Equity Investments – Other CLO Equity Related Investments (continued)
Structured Finance – Equity Fee Note Investments (continued)
Wind River 2023-1 CLO Ltd.
CLO subordinated fee notes(8)(18), (maturity April 25, 2036)	03/13/2023		$2,391,482	$2,454,784

York CLO-5 Ltd.
CLO subordinated fee notes(8)(18), (maturity October 22, 2031)	06/30/2021		44,430	25,568

CLO other(8)(18)	Various(16)		1,453,753	1,246,956
Total Other CLO Equity Related Investments			$10,683,568	$9,622,846	0.82%
Total Structured Finance – Equity Investments			$1,961,205,283	$1,574,911,028	134.48%
Total Collateralized Loan Obligation – Equity Investments			$1,961,205,283	$1,574,911,028	134.48%
Total Investments			$2,065,163,149	$1,672,656,545	142.83%

Cash Equivalents
First American Government Obligations Fund, Class Z Shares, 5.20%(12)		40,601,274	$40,601,274	$40,601,274
Total Cash Equivalents			$40,601,274	$40,601,274	3.47%

Total Investments and Cash Equivalents			$2,105,764,423	$1,713,257,819	146.30%

____________

(1)       We do not “control” and are not an “affiliate” of any of our portfolio companies, each as defined in the 1940 Act. In general, under the 1940 Act, we would be presumed to “control” a portfolio company if we owned more than 25% of its voting securities and would be an “affiliate” of a portfolio company if we owned 5% or more of its voting securities.

(2)       Fair value is determined in good faith by the Board of Directors of the Fund.

(3)       Cost value reflects accretion of original issue discount or market discount.

(4)       The subordinated notes represent an investment in a warehouse facility, which is a financing structure intended to aggregate loans that may be used to form the basis of a CLO vehicle.

(5)       Cost value reflects accretion of effective yield less any cash distributions received or entitled to be received from CLO equity investments.

(6)       As of March 31, 2024, the investment includes interest income capitalized as additional investment principal (“PIK” Interest). The PIK interest rate for CLO debt positions represents the interest rate at payment date when PIK interest is received. Please refer to “Note 2. Summary of Significant Accounting Policies — Payment-In-Kind.”

(7)       The CLO subordinated notes, preferred shares, preference shares and income notes are considered equity positions in the CLO’s vehicle. Equity investments are entitled to recurring distributions which are generally equal to the remaining cash flow of the payments made by the CLO’s securities less contractual payments to debt holders and fund expenses. The estimated yield indicated is based upon a current projection of the amount and timing of these recurring distributions and the estimated amount of repayment of principal upon termination. Such projections are periodically reviewed and adjusted, and the estimated yield may not ultimately be realized.

(8)       Fair value includes the Fund’s interest in subordinated fee notes, and represents discounted cash flows associated with fees earned from those fee notes.

(9)       Investment has not made inaugural distribution for relevant period end. Please refer to “Note 2. Summary of Significant Accounting Policies — Investment Income.”

(10)     The CLO equity investment was optionally redeemed. Expected value of residual distributions, once received, is anticipated to be recognized as return of capital, pending any remaining amortized cost, and/or realized gain for any amounts received in excess of such amortized cost. Please refer to “Note 2. Summary of Significant Accounting Policies — Securities Transactions.”

(11)     Investment is co-invested with the Fund’s affiliates. See “Note 4. Related Party Transactions.”

(12)     Represents cash equivalents held in a money market fund as of March 31, 2024.

(13)     The fair value of the investment was determined using significant unobservable inputs. See “Note 3. Fair Value.”

(Continued on next page)

See Accompanying Notes.

OXFORD LANE CAPITAL CORP.

SCHEDULE OF INVESTMENTS – (continued)
MARCH 31, 2024

(14)     The Fund generally acquires its investments in transactions not subject to registration under the Securities Act of 1933, as amended (the “Securities Act”). These investments are generally subject to restrictions as “restricted securities” (within the meaning of the Securities Act). Unless otherwise noted, all securities were acquired in transactions not subject to registration under the Securities Act.

(15)     Acquisition date represents the initial date of purchase.

(16)     Cost and fair value total represents multiple investments which were purchased within one year prior to March 31, 2024.

(17)     The principal balance outstanding for this debt investment, in whole or in part, is indexed to the 90-day Secured Overnight Financing Rate (“SOFR”).

(18)     Cost value reflects amortized cost.

(19)     As of March 31, 2024, the effective yield has been estimated to be 0%. The aggregate projected amount of future recurring distributions and terminal principal payment is less than the amortized investment cost.

See Accompanying Notes.

OXFORD LANE CAPITAL CORP.
STATEMENT OF OPERATIONS

Year Ended March 31, 2024
INVESTMENT INCOME
Income from securitization vehicles and investments	$285,419,031
Interest income – debt investments	15,313,610
Other income	6,055,148
Total investment income	306,787,789

EXPENSES
Incentive fees	46,631,121
Interest expense	32,859,338
Base management fees	29,220,532
Excise tax expense	5,709,744
Professional fees	1,811,625
General and administrative	1,765,439
Administrator expense	1,125,461
Transfer agent and custodian fees	510,606
Directors’ fees	349,000
Insurance expense	281,283
Total expenses	120,264,149
Net investment income	186,523,640

NET CHANGE IN UNREALIZED APPRECIATION AND REALIZED LOSSES ON INVESTMENT TRANSACTIONS
Net change in unrealized appreciation on investments	64,727,641
Net realized losses on investments	(16,145,622)
Net realized losses and net change in unrealized appreciation on investments	48,582,019
Net increase in net assets resulting from operations	$235,105,659

See Accompanying Notes.

OXFORD LANE CAPITAL CORP.
STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 31, 2024	Year Ended March 31, 2023
Increase/decrease in net assets from operations:
Net investment income	$186,523,640	$153,537,602
Net change in unrealized appreciation/(depreciation) on investments	64,727,641	(304,405,051)
Net realized losses on investments	(16,145,622)	(20,421,298)
Net increase/(decrease) in net assets resulting from operations	235,105,659	(171,288,747)
Distributions of net investment income	(191,597,580)	(142,666,077)
Total distributions to stockholders	(191,597,580)	(142,666,077)

Capital share transactions:
Issuance of common stock (net of underwriting fees and offering costs of $3,352,423 and $1,602,669, per year, respectively)	311,812,521	139,817,070
Reinvestment of distributions	22,614,354	20,132,491
Net increase in net assets from capital share transactions	334,426,875	159,949,561

Total increase/(decrease) in net assets	377,934,954	(154,005,263)
Net assets at beginning of year	793,151,036	947,156,299

Net assets at end of year	$1,171,085,990	$793,151,036

Capital share activity:
Shares issued	62,310,055	23,875,115
Shares issued from distribution reinvestment plan	4,744,636	3,719,788
Net increase in capital share activity	67,054,691	27,594,903

See Accompanying Notes.

OXFORD LANE CAPITAL CORP.
STATEMENT OF CASH FLOWS

Year Ended March 31, 2024
CASH FLOWS FROM OPERATING ACTIVITIES
Net increase in net assets resulting from operations	$235,105,659
Adjustments to reconcile net increase in net assets resulting from operations to net cash used in operating activities:
Accretion of discount on investments	(2,455,764)
Amortization of deferred issuance costs on mandatorily redeemable preferred stock	1,398,072
Amortization of deferred offering costs on common stock	47,438
Amortization of deferred issuance costs on notes payable – unsecured notes	1,032,756
Non-cash interest income due to payment-in-kind	(753,934)
Purchases of investments	(597,193,424)
Sales of investments	50,231,437
Repayments of principal and reductions to investment cost value	73,880,688
Net change in unrealized appreciation on investments	(64,727,641)
Expired deferred offering costs	29,974
Net realized losses on investments	16,145,622
Net reductions to CLO equity and related investment cost	161,045,956
Increase in distributions receivable	(2,689,583)
Increase in fee receivable	(28,920)
Increase in interest receivable	(1,566,737)
Decrease in prepaid expenses and other assets	77,856
Increase in base management fee payable	1,703,293
Increase in incentive fee payable	3,385,337
Increase in excise tax payable	1,404,119
Decrease in administrator expense payable	(6,308)
Decrease in accrued offering costs	(2,112)
Increase in accrued expenses	142,213
Net cash used in operating activities	(123,794,003)

CASH FLOWS FROM FINANCING ACTIVITIES
Distributions paid (net of distribution reinvestment plan of $22,614,354 and distributions payable on common stock of $2,388,180)	(166,595,051)
Proceeds from the issuance of common stock	315,164,944
Underwriting fees and offering costs for the issuance of common stock	(3,352,423)
Deferred offering costs	(189,217)
Net cash provided by financing activities	145,028,253

Net increase in cash and cash equivalents	21,234,250
Cash and cash equivalents, beginning of year	21,740,106
Cash and cash equivalents, end of year	$42,974,356

SUPPLEMENTAL DISCLOSURES
Cash paid for interest	$30,428,509
Cash paid for excise taxes	$4,305,625
NON-CASH ACTIVITIES
Value of shares issued in connection with dividend reinvestment plan	$22,614,354
Securities sold not settled	$6,439,535
Cost of securities purchased not settled	$72,317,285
Non-cash interest income due to payment-in-kind	$753,934
Distributions payable on common stock	$2,388,180

See Accompanying Notes.

OXFORD LANE CAPITAL CORP.
NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2024

NOTE 1. ORGANIZATION

Oxford Lane Capital Corp. (the “Fund”) was incorporated under the General Corporation Laws of the State of Maryland on June 9, 2010. The Fund is a closed-end management investment company that is registered under the Investment Company Act of 1940, as amended (the “1940 Act”). In addition, the Fund has elected to be treated for tax purposes as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). The Fund’s investment objective is to maximize its portfolio’s risk adjusted total return, and it currently seeks to achieve its investment objective by investing in structured finance investments, specifically the equity and junior debt tranches of collateralized loan obligation (“CLO”) vehicles, which are collateralized primarily by a diverse portfolio of senior secured loans made to companies whose debt is unrated or is rated below investment grade (the “Senior Loans”) and, to a limited extent, subordinated and/or unsecured loans and bonds (together with the Senior Loans, the “CLO Assets”). The Fund’s investment activities are managed by Oxford Lane Management, LLC (“Oxford Lane Management”), a registered investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). Oxford Funds, LLC (“Oxford Funds”) is the managing member of Oxford Lane Management and serves as the administrator of the Fund. Under the investment advisory agreement with Oxford Lane Management (the “Investment Advisory Agreement”), the Fund has agreed to pay Oxford Lane Management an annual base management fee based on gross assets as well as an incentive fee based on its performance. For further detail please refer to “Note 4. Related Party Transactions.”

NOTE 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

BASIS OF PRESENTATION

The accompanying financial statements, which have been prepared in accordance with generally accepted accounting principles in the United States of America (“GAAP”), include the accounts of the Fund. The Fund follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, Financial Services — Investment Companies. The Fund maintains its accounting records in U.S. dollars.

USE OF ESTIMATES

The financial statements have been prepared in accordance with GAAP, which requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimates and such differences could be material.

In the normal course of business, the Fund may enter into contracts that contain a variety of representations and provide indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based upon experience, the Fund expects the risk of loss to be remote.

CASH AND CASH EQUIVALENTS

Cash and cash equivalents consist of deposits held at custodian banks, and highly liquid investments, such as money market funds, which contain investments with original maturities of three months or less. The Fund places its cash equivalents with financial institutions, and, at times, cash held in bank accounts may exceed the Federal Deposit Insurance Corporation (“FDIC”) insured limit. Cash equivalents are classified as Level 1 assets and are included on the Fund’s Schedule of Investments. Cash equivalents are carried at cost or amortized cost which approximates fair value, and investments held in money market funds are valued at net asset value (“NAV”) per share.

OXFORD LANE CAPITAL CORP.
NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2024

NOTE 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (cont.)

At March 31, 2024, cash and cash equivalents were as follows:

March 31, 2024
Cash	$2,373,082
Cash Equivalents	40,601,274
Total Cash and Cash Equivalents	$42,974,356

INVESTMENT VALUATION

The Fund determines the fair values of its investment portfolio in accordance with the provisions of ASC 820, Fair Value Measurement (“ASC 820-10”) and Rule 2a-5 under the 1940 Act (“Rule 2a-5”). Estimates made in the preparation of the Fund’s financial statements include the valuation of investments and the related amounts of unrealized appreciation and depreciation of investments recorded. The Fund believes that there is no single definitive method for determining fair value in good faith. As a result, determining fair value requires that judgment be applied to the specific facts and circumstances of each portfolio investment while employing a consistently applied valuation process for the types of investments the Fund makes. The Fund fair values each individual investment at least quarterly.

ASC 820-10 clarified the definition of fair value and requires companies to expand their disclosure about the use of fair value to measure assets and liabilities in interim and annual periods subsequent to initial recognition. ASC 820-10 defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. ASC 820-10 also establishes a three-tier fair value hierarchy, which prioritizes the inputs used in measuring fair value. These tiers include: Level 1, defined as observable inputs such as quoted prices in active markets; Level 2, which includes inputs such as quoted prices for similar securities in active markets and quoted prices for identical securities in markets that are not active; and Level 3, defined as unobservable inputs for which little or no market data exists, therefore requiring an entity to develop its own assumptions. The Fund considers the attributes of current market conditions on an ongoing basis and has determined that due to the general illiquidity of the market for its investment portfolio, whereby little or no market data exists, all of the Fund’s investments are based upon “Level 3” inputs as of March 31, 2024.

The Board determines the value of its investment portfolio at least quarterly, after consideration of the Valuation Committee’s recommendation of fair value. In connection with that determination, Oxford Lane Management compiles relevant information, including a financial summary, recent trading activity in the security, if known, price indications from third-party pricing services and recent purchases and sales known to Oxford Lane Management in similar securities. All available information, including non-binding indicative bids and indicative indications of pricing from a third-party pricing service, which may not be considered reliable, will be considered by the Board and/or the Valuation Committee. In some instances, there may be limited trading activity in a security even though the market for the security is considered not active. In such cases the Board and/or the Valuation Committee will consider the number of trades, the size and timing of each trade, and other circumstances around such trades, to the extent such information is available. The Fund may elect to engage third-party valuation firms to provide assistance to the Valuation Committee and Board of Directors in valuing certain of our investments. The Valuation Committee will evaluate the impact of such additional information, and factor it into its consideration of fair value. Changes in fair value, as described above, are recorded in the statement of operations as net change in unrealized appreciation/depreciation on investments.

Collateralized Loan Obligations — Debt and Equity

The Fund has acquired debt and equity positions in CLO investment vehicles and has purchased CLO warehouse facilities. These investments are special purpose financing vehicles. In valuing such investments, the Fund considers the indicative prices provided by a recognized industry pricing service as a primary source for the Fund’s CLO debt and equity positions, and the implied yield of such prices, supplemented by actual trades

OXFORD LANE CAPITAL CORP.
NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2024

NOTE 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (cont.)

executed in the market at or around period-end, as well as the indicative prices provided by the broker who arranges transactions in such investment vehicles. The Fund also considers those instances in which the record date for an equity distribution payment falls on or before the last day of the period, and the likelihood that a prospective purchaser would require a downward adjustment to the indicative price representing substantially all of the pending distribution. Additional factors include any available information on other relevant transactions, including firm bids and offers in the market and information resulting from bids-wanted-in-competition. In addition, the Fund considers the operating metrics of the specific investment vehicle, including compliance with collateralization tests, defaulted and restructured securities, and payment defaults, if any. In periods of illiquidity and volatility, the Fund may rely more heavily on other qualities and metrics, including, but not limited to, the collateral manager, time left in the reinvestment period, and expected cash flows and overcollateralization ratios, instead of the Fund’s generated valuation yields. The Valuation Committee will evaluate the impact of such additional information, and factor it into its consideration of fair value.

Securities Sold Under Agreement to Repurchase

The Fund may enter into an agreement whereby it sells securities to be repurchased at an agreed-upon price and date. Under such an agreement, the Fund accounts for this transaction as a collateralized financing transaction which is recorded at the contracted repurchase amount plus interest. Refer to “Note 8. Borrowings” for further details.

SHARE REPURCHASES

From time to time, the Board of Directors may authorize a share repurchase program under which shares of the Fund’s common stock are purchased in open market transactions. Since the Fund is incorporated in the State of Maryland, state law requires share repurchases to be accounted for as a share retirement. The cost of repurchased shares is charged against capital on the settlement date. There was no share repurchase program authorized on the Fund’s common stock for the years ended March 31, 2024 and March 31, 2023.

PREFERRED STOCK

The Fund carries its mandatorily redeemable preferred stock at accreted cost on the Statement of Assets and Liabilities, and not fair value. Refer to “Note 7. Mandatorily Redeemable Preferred Stock” for further details.

PREPAID EXPENSES AND OTHER ASSETS

Prepaid expenses and other assets consists primarily of insurance costs.

INVESTMENT INCOME

Income from securitization vehicles and investments

Income from investments in the equity class securities of CLO vehicles (typically income notes or subordinated notes) is recorded using the effective interest method in accordance with the provisions of ASC 325-40 Beneficial Interests in Securitized Financial Assets, based upon estimated cash flows, their expected timing, and expected redemption, including those CLO equity investments that have not made their inaugural distribution for the relevant period end. The Fund monitors the expected residual payments, and effective yield is determined and updated periodically, as needed. Accordingly, investment income recognized on CLO equity securities in the GAAP statement of operations differs from both the tax-basis investment income and from the cash distributions actually received by the Fund during the period.

OXFORD LANE CAPITAL CORP.
NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2024

NOTE 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (cont.)

The Fund also records income on its investments in certain securitization vehicles (or “CLO warehouse facilities”) based on a stated rate per the underlying note purchase agreement plus accrued interest or, if there is no stated rate, then an estimated rate is calculated using a base case model projecting the timing of the ramp-up of the CLO warehouse facility.

Interest Income — Debt Investments

Interest income is recorded on an accrual basis using the contractual rate applicable to each debt investment and includes the accretion of market discounts and/or original issue discount (“OID”) and amortization of market premiums. Discounts from and premiums to par value on securities purchased are accreted/amortized into interest income over the life of the respective security using the effective yield method. The amortized cost of investments represents the original cost adjusted for the accretion of discounts and amortization of premiums, if any.

Generally, if the Fund does not expect the borrower to be able to service its debt and other obligations, the Fund will, on a discretionary basis, place the debt instrument on non-accrual status and will generally cease recognizing interest income on that loan for financial reporting purposes until all principal and interest have been brought current through payment or due to restructuring such that the interest income is deemed to be collectible. The Fund generally restores non-accrual loans to accrual status when past due principal and interest is paid and, in the Fund’s judgment, the payments are likely to remain current. As of March 31, 2024, the Fund did not have any investments in its portfolio on non-accrual status.

Interest income also includes a payment-in-kind (“PIK”) provision on certain investments in the Fund’s portfolio. Refer to the section below, “Payment-In-Kind,” for a description of the PIK provision and its impact on interest income.

Payment-In-Kind

The Fund has held debt investments in its portfolio which contain a contractual PIK provision. Certain PIK investments offer issuers the option at each payment date of making payments in cash or additional securities. PIK interest is computed at the contractual rate and is recorded as interest income. The PIK amount is added to the principal balance on the capitalization date. Upon capitalization, the PIK component is subject to the fair value estimates associated with the related investments. At the point the Fund believes PIK is not fully expected to be realized, the PIK investment will be placed on non-accrual status. When a PIK investment is placed on non-accrual status, the accrued, uncapitalized interest is reversed from the related receivable through interest income. PIK investments on non-accrual status are restored to accrual status once it becomes probable that PIK will be realized.

Other Income

Other income includes distributions from fee letters and success fees associated with portfolio investments. Distributions from fee letters are an enhancement to the return on CLO equity investments and are based upon a percentage of the collateral manager’s fees above the amortized cost and are recorded as other income when earned. The Fund may also earn success fees associated with its investments in CLO warehouse facilities, which are contingent upon a repayment of the warehouse by a permanent CLO securitization structure; such fees are earned and recognized when the repayment is completed. The Fund also earns income on its cash balance, which is swept into a money market fund at the close of business each day and then returned as cash the following business day.

U.S. FEDERAL INCOME TAXES

The Fund intends to operate so as to continue to qualify to be taxed as a RIC under Subchapter M of the Code and, as such, to not be subject to U.S. federal income tax on the portion of its taxable income and gains timely distributed to stockholders. To qualify for RIC tax treatment, the Fund is required to distribute at least 90% of its investment company taxable income, as defined by the Code.

OXFORD LANE CAPITAL CORP.
NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2024

NOTE 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (cont.)

Because U.S. federal income tax regulations differ from GAAP, distributions in accordance with tax regulations may differ from net investment income and realized gains recognized for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain or loss are recognized at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained, assuming examination by tax authorities. Management has analyzed the Fund’s tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions expected to be taken in the Fund’s fiscal 2024 tax returns. The Fund identifies its major tax jurisdictions as U.S Federal and Connecticut State. The Fund is not aware of any tax position for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially.

Distributions

The Fund’s distribution policy is based upon its estimate of its taxable net investment income, which includes actual distributions from the Fund’s CLO equity class investments, with further consideration given to its realized gains or losses on a taxable basis. Distributions from net investment income and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which differ from GAAP. Distributions from net investment income, if any, are expected to be declared quarterly and paid monthly. Net realized capital gains, unless offset by any available capital loss carry-forward, are typically distributed to stockholders annually. Distributions to stockholders are recorded on the ex-dividend date and are automatically reinvested in full and fractional shares of the Fund in accordance with the Fund’s distribution reinvestment plan, unless the stockholder has elected to have them paid in cash.

Amounts required to be distributed reflect estimates made by the Fund. The Fund intends to comply with the applicable provisions of the Code to make distributions of taxable income sufficient to relieve it of substantially all federal income taxes. Distributions paid by the Fund in accordance with RIC requirements are subject to re-characterization for tax purposes. The Fund, at its discretion, may carry forward taxable income in excess of calendar year distributions and pay a 4% excise tax on such income. The Fund will accrue excise tax on estimated excess taxable income, if any, as required. The Fund has approximately $5.4 million of estimated excise tax payable for estimated excise tax on undistributed taxable income. This amount is included in “Excise tax payable” on the Statement of Assets and Liabilities.

SECURITIES TRANSACTIONS

Securities transactions are recorded on the trade date. Realized gains and losses on investments sold are recorded on the basis of specific identification. An optional redemption (“optionally redeemed”) feature of a CLO allows a majority of the holders of the equity securities issued by the CLO issuer, after the end of a specified non-call period, to cause the redemption of the secured notes issued by the CLO with proceeds paid either through the liquidation of the CLO’s assets or through a refinancing with new debt. The optional redemption is effectively a voluntary prepayment of the secured debt issued by the CLO prior to the stated maturity of such debt. Distributions received on CLO equity investments where the optional redemption feature has been exercised are first applied to the remaining cost basis until it is reduced to zero, after which distributions are recorded as realized gains.

DEFERRED OFFERING COSTS ON COMMON STOCK

Deferred offering costs on common stock consist of fees and expenses incurred in connection with the registration and public offer and sale of the Fund’s common stock, including legal, accounting and printing fees. These costs are deferred at the time of incurrence and are subsequently charged as a reduction to capital when the offering takes place or as shares are issued. Deferred offering costs are periodically reviewed and expensed if the related registration statement is no longer active or if the offering is unsuccessful.

OXFORD LANE CAPITAL CORP.
NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2024

NOTE 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (cont.)

DEFERRED DEBT AND MANDATORILY REDEEMABLE PREFERRED STOCK ISSUANCE COSTS

Deferred debt and mandatorily redeemable preferred stock issuance costs consist of fees and expenses incurred in connection with the closing or amending of debt offerings and mandatorily redeemable preferred stock and are capitalized at the time of payment. These costs are amortized using the straight-line method over the terms of the respective debt securities or preferred stock. The amortized expenses are included in interest expense in the Fund’s financial statements. The unamortized deferred debt or preferred stock issuance costs are included on the Fund’s Statement of Assets and Liabilities as a direct deduction from the related debt and mandatorily redeemable preferred stock liability. Upon early termination of debt or preferred stock, the remaining balance of unamortized fees related to such debt or preferred stock is accelerated into realized loss on redemption of debt or preferred stock on the Fund’s Statement of Operations.

NOTE 3. FAIR VALUE

The Fund’s assets measured at fair value on a recurring basis subject to the disclosure requirements of ASC 820-10 at March 31, 2024, were as follows:

	Fair Value Measurements at Reporting Date Using
Assets ($ in millions)	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total(1)
CLO debt	$—	$—	$97.7	$97.7
CLO equity	—	—	1,565.3	1,565.3
Other CLO equity related investments	—	—	9.6	9.6
Total investments at fair value(1)	—	—	1,672.7	1,672.7
Cash equivalents	40.6	—	—	40.6
Total assets at fair value	$40.6	$—	$1,672.7	$1,713.3

____________

(1)      Totals may not sum due to rounding.

Financial Instruments Disclosed, But Not Carried, At Fair Value

The following table presents the carrying value and fair value of the Fund’s financial liabilities disclosed, but not carried at fair value as of March 31, 2024 and the level of each financial liability within the fair value hierarchy:

($ in millions)	Carrying Value	Fair Value	Level 1	Level 2	Level 3
6.75% Series 2024 Term Preferred Shares(1)	$68.0	$68.2	$—	$68.2	$—
6.25% Series 2027 Term Preferred Shares(1)	86.9	82.7	—	82.7	—
6.00% Series 2029 Term Preferred Shares(1)	65.6	59.7	—	59.7	—
7.125% Series 2029 Term Preferred Shares(1)	62.0	59.7	—	59.7	—
5.00% Unsecured Notes due 2027(2)	98.1	92.5	—	92.5	—
6.75% Unsecured Notes due 2031(2)	97.5	95.7	—	95.7	—
Total	$478.1	$458.5	$—	$458.5	$—

____________

(1)      For the Term Preferred Stock (as defined below), fair value is based upon the closing price on the last day of the period. The Term Preferred Stock are listed on the NASDAQ Global Select Market (trading symbols “OXLCM”, “OXLCP”, “OXLCO” and “OXLCN”).

(2)      For the 5.00% Unsecured Notes due 2027 and 6.75% Unsecured Notes due 2031, fair value is based upon the closing price on the last day of the period. The 5.00% Unsecured Notes due 2027 and 6.75% Unsecured Notes due 2031 are listed on the NASDAQ Global Select Market (trading symbol “OXLCZ” and “OXLCL”, respectively).

OXFORD LANE CAPITAL CORP.
NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2024

NOTE 3. FAIR VALUE (cont.)

Significant Unobservable Inputs for Level 3 Investments

In accordance with ASC 820-10, the following table provides quantitative information about the Fund’s Level 3 fair value measurements as of March 31, 2024. The Fund’s Valuation Policy, as described above, establishes parameters for the sources and types of valuation analysis, as well as the methodologies and inputs that the Fund uses in determining fair value. If the Board of Directors, including upon recommendation of Oxford Lane Management, determines that additional techniques, sources or inputs are appropriate or necessary in a given situation, such additional work may be undertaken. The weighted average calculations in the table below are based on the fair value within each respective valuation technique and methodology and asset category.

	Quantitative Information about Level 3 Fair Value Measurements
Assets	Fair Value as of March 31, 2024	Valuation Techniques/ Methodologies	Unobservable Input	Range/Weighted Average(3)	Impact to Valuation from an Increase in Input(4)
	($ in millions)
CLO debt	$97.7	Market quotes	NBIB(1)	13.3% – 101.2%/82.3%	NA
CLO equity	1,435.5	Market quotes	NBIB(1)	0.0% – 102.0%/42.4%	NA
	83.7	Recent Transaction	Actual trade(5)	67.0% – 80.8%/77.7%	NA
	18.5	Yield Analysis	Discount Margin	25.7% – 48.8%/34.4%	Decrease
	21.9	Net Present Value	NBIB(1)	13.4% – 91.2%/48.0%	NA
	5.7	Liquidation Net Asset Value(6)	NBIB(1)	0.0% – 15.6%/2.4%	NA
Other CLO equity related investments	9.6	Discounted cash flow(2)	Discount rate(2)	0.0% – 35.0%/18.3%	Decrease
Total Fair Value for Level 3 Investments(7)	$1,672.7

____________

(1)      The Fund generally uses non-binding indicative bid prices (“NBIB”) provided by an independent pricing service or broker on or near the valuation date as the primary basis for the fair value determinations for CLO debt and equity investments, which may be adjusted for pending equity distributions as of the valuation date. These prices are non-binding, and may not be determinative of fair value. Each price is evaluated by the Board of Directors in conjunction with additional information compiled by Oxford Lane Management, including performance and covenant compliance information as provided by the respective CLO’s independent trustee.

(2)      The Fund will calculate the fair value of CLO equity side letters based upon the net present value of expected contractual payment streams discounted using estimated market yields for the equity tranche of the respective CLO vehicle.

(3)      Weighted averages are calculated based on fair value of investments.

(4)      The impact on fair value measurement of an increase in each unobservable input is in isolation. The discount rate is the rate used to discount future cash flows in a discounted cash flow calculation. An increase in discount rate, in isolation, would result in a decrease in a fair value measurement. Significant increases or decreases in any of the unobservable inputs in isolation may result in a significantly lower or higher fair value measurement.

(5)      Prices provided by independent pricing services are evaluated in conjunction with actual trades and payoffs and, in certain cases, the value represented by actual trades or payoffs may be more representative of fair value as determined by the Board of Directors.

(6)      The fair value of those CLO equity and debt positions which have been optionally redeemed are generally valued using a liquidation NAV basis which represents the estimated expected residual value of the CLO as of the end of the period.

(7)      Totals may not sum due to rounding.

OXFORD LANE CAPITAL CORP.
NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2024

NOTE 3. FAIR VALUE (cont.)

A reconciliation of the fair value of investments for the year ended March 31, 2024, utilizing significant unobservable inputs, is as follows:

($ in millions)	Collateralized Loan Obligation Debt Investments	Collateralized Loan Obligation Equity Investments	Other CLO Equity Related Investments	Total(2)
Balance at March 31, 2023	$52.7	$1,224.7	$12.4	$1,289.8
Realized gains/(losses) included in earnings	0.6	(17.2)	0.5	(16.1)
Unrealized appreciation/(depreciation) included in earnings	3.9	61.9	(1.1)	64.7
Accretion of discounts	2.5	—	—	2.5
Purchases	58.5	562.5	1.7	622.7
Sales and repayments	(21.1)	(108.0)	(1.5)	(130.6)
Reductions to CLO equity cost value(1)	—	(158.7)	(2.3)	(161.0)
Payment in Kind income	0.8	—	—	0.8
Transfers in and/or out of level 3	—	—	—	—
Balance at March 31, 2024(2)	$97.7	$1,565.3	$9.6	$1,672.7
The amount of total gains for the period included in earnings attributable to the change in unrealized gains or (losses) related to our Level 3 assets still held at the reporting date and reported within the net change in unrealized gains or (losses) on investments in our Statement of Operations	$3.5	$32.4	$(0.5)	$35.3

____________

(1)      Reduction to cost value on the Fund’s CLO equity investments represents the difference between distributions received, or entitled to be received, for the year ended March 31, 2024, of approximately $444.1 million and the effective yield interest income recognized on the Fund’s CLO equity subordinated notes of approximately $285.4 million, plus the amortization of cost of the Fund’s CLO equity fee notes of approximately $2.3 million. A reduction to cost value is not made for CLO warehouse investments.

(2)      Totals may not sum due to rounding.

There were no transfers in or out of Level 3 during the year ended March 31, 2024.

NOTE 4. RELATED PARTY TRANSACTIONS

Investment Advisory Agreement

Effective September 9, 2010, the Fund entered into the Investment Advisory Agreement with Oxford Lane Management, a registered investment adviser under the Advisers Act. Oxford Funds is the managing member of Oxford Lane Management and serves as the administrator of the Fund.

Pursuant to the Investment Advisory Agreement, the Fund has agreed to pay Oxford Lane Management a fee for advisory and management services consisting of two components — a base management fee (the “Management Fee”) and an incentive fee (the “Incentive Fee”).

The Management Fee is calculated at an annual rate of 2.00% of the Fund’s gross assets. For services rendered under the Investment Advisory Agreement, the Management Fee is payable quarterly in arrears. The Management Fee is calculated based on the average value of the Fund’s gross assets, at the end of the two most recently completed calendar quarters, and appropriately adjusted for any share issuances or repurchases during the current calendar

OXFORD LANE CAPITAL CORP.
NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2024

NOTE 4. RELATED PARTY TRANSACTIONS (cont.)

quarter. The Management Fee for any partial month or quarter will be appropriately pro-rated. For the year ended March 31, 2024, the Fund recognized an expense of approximately $29.2 million. At March 31, 2024, the Fund had a Management Fee payable of approximately $8.0 million.

The Incentive Fee is calculated and payable quarterly in arrears based on the pre-incentive fee net investment income for the immediately preceding calendar quarter. For this purpose, pre-incentive fee net investment income means income from securitization vehicles and investments, interest income from debt investments and any other income (including any other fees, such as commitment, origination, structuring, diligence and consulting fees or other fees that are received from an investment) accrued during the calendar quarter, minus the Fund’s operating expenses for the quarter (including the Management Fee, expenses payable under the Administration Agreement to Oxford Funds, and any interest expense and dividends paid on any issued and outstanding preferred stock, but excluding the Incentive Fee). Pre-incentive fee net investment income includes accrued income that the Fund has not yet received in cash, such as the amount of any market discount it may accrete on debt instruments purchased below par value. Pre-incentive fee net investment income does not include any realized or unrealized capital gains or losses, and the Fund could incur Incentive Fees in periods when there is a net decrease in net assets from operations. Pre-incentive fee net investment income, expressed as a rate of return on the value of the Fund’s net assets at the end of the immediately preceding calendar quarter, is compared to a hurdle of 1.75% per quarter (7.00% annualized). For such purposes, the Fund’s quarterly rate of return is determined by dividing its pre-incentive net investment income by its reported net assets as of the prior period end. The Fund’s pre-incentive fee net investment income used to calculate the Incentive Fee is also included in the amount of its gross assets used to calculate the 2.00% Management Fee. The Fund pays Oxford Lane Management an Incentive Fee with respect to the Fund’s pre-incentive fee net investment income in each calendar quarter as follows:

•        No Incentive Fee in any calendar quarter in which the Fund’s pre-incentive fee net investment income does not exceed the hurdle of 1.75%;

•        100% of Fund’s pre-incentive fee net investment income with respect to that portion of such pre-incentive fee net investment income, if any, that exceeds the hurdle but is less than 2.1875% in any calendar quarter (8.75% annualized). The Fund refers to this portion of its pre-incentive fee net investment income (which exceeds the hurdle but is less than 2.1875%) as the “catch-up”. The “catch-up” is meant to provide Oxford Lane Management with 20% of the Fund’s pre-incentive fee net investment income as if a hurdle did not apply if the net investment income exceeds 2.1875% in any calendar quarter; and

•        20% of the amount of the Fund’s pre-incentive fee net investment income, if any, that exceeds 2.1875% in any calendar quarter (8.75% annualized) is payable to Oxford Lane Management (once the hurdle is reached and the “catch-up” is achieved, 20% of all pre-incentive fee net investment income thereafter is allocated to Oxford Lane Management).

There is no offset in subsequent quarters for any quarter in which an Incentive Fee is not earned. For the year ended March 31, 2024, the Fund recognized incentive fee expense of approximately $46.6 million. At March 31, 2024, the Fund had an Incentive Fee payable of approximately $12.7 million.

Administration Agreement

Effective September 9, 2010, the Fund entered into an administration agreement (the “Administration Agreement”) with Oxford Funds to serve as its administrator. Under the Administration Agreement, Oxford Funds performs, or oversees the performance of, the Fund’s required administrative services, which include, among other things, being responsible for the financial records which the Fund is required to maintain and for preparation of the reports to the Fund’s stockholders.

OXFORD LANE CAPITAL CORP.
NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2024

NOTE 4. RELATED PARTY TRANSACTIONS (cont.)

Oxford Funds assists the Fund in determining and publishing the Fund’s NAV, overseeing the preparation and filing of the Fund’s tax returns and the printing and dissemination of reports to the Fund’s stockholders, and generally overseeing the payment of the Fund’s expenses and the performance of administrative and professional services rendered to the Fund by others. Payments under the Administration Agreement are equal to an amount based upon the Fund’s allocable portion of Oxford Funds’ overhead in performing its obligations under the Administration Agreement, including rent, and the Fund’s allocable portion of the compensation of the Fund’s chief financial officer and any administrative support staff, including accounting personnel. The Fund will also reimburse Oxford Funds for costs associated with the functions performed by the Fund’s chief compliance officer that Oxford Funds pays on behalf of the Fund pursuant to the terms of an agreement between the Fund and ACA Group, LLC (“ACA”). Other expenses that are paid by the Fund include legal, compliance, audit and tax services, market data services, excise taxes, if any, and miscellaneous office expenses. The Administration Agreement may be terminated by either party without penalty upon 60 days’ written notice to the other party.

Independent Director’s Compensation

Prior to October 1, 2023, independent directors received an annual fee of $90,000. In addition, the independent directors received $2,000 plus reimbursement of reasonable out-of-pocket expenses incurred in connection with attending each Board of Directors meeting, and relevant committee members received $1,500 plus reimbursement of reasonable out-of-pocket expenses incurred in connection with attending each Valuation Committee meeting and $1,000 plus reimbursement of reasonable out-of-pocket expenses incurred in connection with attending each Audit Committee meeting. The Chairman of the Audit Committee also received an additional annual fee of $10,000.

Effective October 1, 2023, independent directors continue to receive an annual fee of $90,000. In addition, the independent directors receive $4,000 plus reimbursement of reasonable out-of-pocket expenses incurred in connection with attending each Board of Directors meeting, and relevant committee members receive $1,500 plus reimbursement of reasonable out-of-pocket expenses incurred in connection with attending each Valuation Committee meeting and $1,500 plus reimbursement of reasonable out-of-pocket expenses incurred in connection with attending each Audit Committee meeting. The Chairman of the Audit Committee continues to receive an additional annual fee of $10,000. No compensation is paid to directors who are interested persons of the Fund as defined in Section 2(a)(19) of the 1940 Act.

Certain directors, officers and other related parties, including members of Oxford Lane Management, owned, directly or indirectly, an approximate 0.3% of the common stock of the Fund at March 31, 2024.

Co-Investment Exemptive Relief

On June 14, 2017, the SEC issued an Order permitting the Fund and certain of its affiliates to complete negotiated co-investment transactions in portfolio companies, subject to certain conditions. Subject to satisfaction of certain conditions to the Order, the Fund and certain of its affiliates are now permitted, together with any future business development companies, registered closed-end funds and certain private funds, each of whose investment adviser is Oxford Lane Management or an investment adviser controlling, controlled by, or under common control with Oxford Lane Management, to co-invest in negotiated investment opportunities where doing so would otherwise be prohibited under the 1940 Act, providing the Fund’s stockholders with access to a broader array of investment opportunities.

Pursuant to the Order, the Fund is permitted to co-invest in such investment opportunities with its affiliates if a “required majority” (as defined in Section 57(o) of the 1940 Act) of its independent directors make certain conclusions in connection with a co-investment transaction, including, but not limited to, that (1) the terms of the potential co-investment transaction, including the consideration to be paid, are reasonable and fair to the Fund and its stockholders and do not involve overreaching in respect of the Fund or its stockholders on the part of any person concerned, and (2) the potential co-investment transaction is consistent with the interests of the Fund’s stockholders and is consistent with the Fund’s then-current investment objective and strategies.

OXFORD LANE CAPITAL CORP.
NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2024

NOTE 5. CONCENTRATION OF CREDIT RISK

The Fund’s portfolio may be concentrated in a limited number of investments, which will subject the Fund to a risk of significant loss if any of these investments defaults on its obligations if those sectors experience a market downturn.

NOTE 6. DISTRIBUTIONS

For the year ended March 31, 2024, the Fund declared and paid distributions on common stock of $0.95 per share, or $191,597,580. The Fund declared and paid distributions on common stock of $0.90 per share, or $142,666,077 for the year ended March 31, 2023. The tax character of distributions paid for the year ended March 31, 2024 represented, on an estimated basis, $191,597,580 from ordinary income. For the year ended March 31, 2024, the amounts and sources of distributions reported are only estimates. The tax character of distributions paid for the year ended March 31, 2023 represented, on an estimated basis, $142,666,077 from ordinary income. For the year ended March 31, 2023, the amounts and sources of distributions reported are only estimates. The ultimate tax character of distributions is unknown until our tax return is filed. For the years ended March 31, 2024 and March 31, 2023, the Fund also declared and paid dividends on preferred stock of $18,678,510 and $17,706,986, respectively. The tax character of distributions paid on preferred stock represented ordinary income.

For the fiscal year ended March 31, 2024, the Fund had available $119,613,135 of long-term capital losses, which can be used to offset future capital gains. For the fiscal year ended March 31, 2024, the Fund did not utilize its capital loss carryforward. Under the current law, capital losses related to securities realized after October 31 of a taxable year and prior to the Fund’s fiscal year end (“post-October”) may be deferred as occurring the first day of the following fiscal year. For the fiscal year ended March 31, 2024, the Fund had no post-October losses to defer.

As of March 31, 2024, the estimated components of distributable earnings (accumulated losses) on a tax basis were as follows:

Distributable ordinary income	$225,605,956
Distributable long-term capital gains (capital loss carry forward)	(119,613,135)
Unrealized depreciation on investments*	(471,594,081)
Other timing differences	(2,389,928)

____________

*        The difference between book basis and tax basis unrealized appreciation/(depreciation) is due to the Fund’s CLO equity and partnership investments.

As of March 31, 2024, the effect of permanent “book/tax” reclassifications resulted in the following increase/(decrease) to the components of net assets:

Total distributable earnings/(accumulated losses)	$5,528,019
Paid-In-Capital	(5,528,019)

These differences are primarily due to the CLO equity investments, partnership investments, and non-deductible excise tax paid.

As of March 31, 2024, the aggregate gross unrealized appreciation for tax purposes was $47,919,638 and aggregate gross unrealized depreciation was $519,513,719. For tax purposes, the cost basis of the portfolio investments at March 31, 2024 was $2,144,250,626.

OXFORD LANE CAPITAL CORP.
NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2024

NOTE 7. MANDATORILY REDEEMABLE PREFERRED STOCK

The Fund has authorized 50 million shares of mandatorily redeemable preferred stock, at a par value of $0.01 per share, and had 11,486,721 shares issued and outstanding at March 31, 2024. During the fiscal year ended March 31, 2024, the Fund had the following series of preferred stock outstanding: 6.75% Series 2024 Term Preferred Shares (the “6.75% Series 2024 Shares”); 6.25% Series 2027 Term Preferred Shares (the “6.25% Series 2027 Shares”); 6.00% Series 2029 Term Preferred Shares (the “6.00% Series 2029 Shares”); and its 7.125% Series 2029 Term Preferred Shares (the “7.125% Series 2029 Shares”), collectively the “Term Preferred Shares”, each issued in an underwritten public offering. The Fund is required to redeem all of the outstanding Term Preferred Shares on their respective redemption dates, at a redemption price equal to $25 per share plus an amount equal to accumulated but unpaid dividends, if any, to the date of the redemption. The Fund cannot effect any amendment, alteration, or repeal of the Fund’s obligation to redeem all of the Term Preferred Shares without the prior unanimous vote or consent of the holders of such Term Preferred Shares. At any time on or after the optional redemption date, at the Fund’s sole option, the Fund may redeem the Term Preferred Shares at a redemption price per share equal to the sum of the $25 liquidation preference per share plus an amount equal to accumulated but unpaid dividends, if any, on such Term Preferred Shares. The Fund, with the authorization by the Board of Directors, may repurchase any of the Term Preferred Shares from time to time in the open market and effectively extinguish the debt. As of March 31, 2024, there were no accumulated but unpaid dividends on the Fund’s Term Preferred Shares.

The Fund’s Term Preferred Share activity for the year ended March 31, 2024, was as follows:
	6.75% Series 2024 Term Preferred Shares	6.25% Series 2027 Term Preferred Shares	6.00% Series 2029 Term Preferred Shares	7.125% Series 2029 Term Preferred Shares	Total
Shares outstanding at March 31, 2023	2,725,015	3,524,806	2,686,900	2,550,000	11,486,721
Shares issued	—	—	—	—	—
Shares redeemed	—	—	—	—	—
Shares outstanding at March 31, 2024	2,725,015	3,524,806	2,686,900	2,550,000	11,486,721

The Fund’s Term Preferred Share balances as of March 31, 2024, were as follows:
	6.75% Series 2024 Term Preferred Shares	6.25% Series 2027 Term Preferred Shares	6.00% Series 2029 Term Preferred Shares	7.125% Series 2029 Term Preferred Shares	Total(2)
Principal value	$68,125,375	$88,120,150	$67,172,500	$63,750,000	$287,168,025
Deferred issuance cost	(83,041)	(1,256,169)	(1,602,884)	(1,757,446)	(4,699,541)
Carrying value	$68,042,334	$86,863,981	$65,569,616	$61,992,554	$282,468,484
Fair value(1)	$68,207,125	$82,656,701	$59,729,787	$59,746,500	$270,340,113
Fair value price per share(1)	$25.03	$23.45	$22.23	$23.43

____________

(1)      Represents the March 31, 2024 closing market price per share of each respective series of Term Preferred Shares on the NASDAQ Global Select Market.

(2)      Totals may not sum due to rounding.

OXFORD LANE CAPITAL CORP.
NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2024

NOTE 7. MANDATORILY REDEEMABLE PREFERRED STOCK (cont.)

The terms of the Fund’s Term Preferred Share offerings are as set forth in the table below:
	6.75% Series 2024 Term Preferred Shares	6.25% Series 2027 Term Preferred Shares	6.00% Series 2029 Term Preferred Shares	7.125% Series 2029 Term Preferred Shares
Offering price per share	$25.00	$25.00	$25.00	$25.00
Term redemption date	June 30, 2024	February 28, 2027	August 31, 2029	June 30, 2029
Term redemption price per share	$25.00	$25.00	$25.00	$25.00
Optional redemption date	June 30, 2020	February 28, 2023	August 31, 2024	June 30, 2024
Stated interest rate	6.75%	6.25%	6.00%	7.125%

The Fund’s Term Preferred Shares had no accrued interest payable at March 31, 2024. Deferred issuance costs represent underwriting fees and other direct costs incurred that are related to the Fund’s Term Preferred Shares. As of March 31, 2024, the Fund had an unamortized deferred debt issuance cost balance of approximately $4.7 million related to the issuance of the Term Preferred Shares.

The table below summarizes the components of interest expense, effective interest rates and cash paid on the Term Preferred Shares for the year ended March 31, 2024:
	6.75% Series 2024 Term Preferred Shares	6.25% Series 2027 Term Preferred Shares	6.00% Series 2029 Term Preferred Shares	7.125% Series 2029 Term Preferred Shares	Total(3)
Stated interest expense(1)	$4,598,463	$5,507,509	$4,030,350	$4,542,188	$18,678,510
Amortization of deferred issuance costs	333,991	432,103	296,440	335,537	1,398,072
Total interest expense(3)	$4,932,454	$5,939,612	$4,326,790	$4,877,725	$20,076,581
Weighted average effective interest rate(2)	7.24%	6.74%	6.44%	7.65%	7.02%
Cash paid for interest	$4,598,463	$5,507,509	$4,030,350	$4,542,188	$18,678,510

____________

(1)      Stated interest is composed of distributions declared and paid of approximately $18.7 million for the year ended March 31, 2024.

(2)      Represents the weighted average effective rate for each respective series of Term Preferred Shares.

(3)      Totals may not sum due to rounding

NOTE 8. BORROWINGS

NOTES PAYABLE — 6.75% UNSECURED NOTES DUE 2031

On March 16, 2021, the Fund completed an underwritten public offering, including the full exercise of the underwriters’ 30-day overallotment option, of approximately $100.0 million in aggregate principal amount of 6.75% Unsecured Notes due 2031 (the “6.75% Notes”). The 6.75% Notes will mature on March 31, 2031 and may be redeemed in whole or in part at any time or from time to time at the Fund’s option on or after March 16, 2024. The 6.75% Notes bear interest at a rate of 6.75% per year payable quarterly on March 31, June 30, September 30, and December 31, of each year, commencing June 30, 2021.

OXFORD LANE CAPITAL CORP.
NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2024

NOTE 8. BORROWINGS (cont.)

The aggregate accrued interest payable on the 6.75% Notes as of March 31, 2024 was approximately $18,750. As of March 31, 2024, the Fund had unamortized deferred debt issuance costs of approximately $2.5 million, relating to the 6.75% Notes. The deferred debt issuance costs are being amortized over the term of the 6.75% Notes and are included in interest expense in the statement of operations. The effective annualized interest rate for the year ended March 31, 2024 was approximately 7.14%. The interest expense paid for the year ended March 31, 2024 was approximately $6.8 million.

NOTES PAYABLE — 5.00% UNSECURED NOTES DUE 2027

On January 13, 2022, the Fund completed an underwritten public offering, including the full exercise of the underwriters’ 30-day overallotment option, of approximately $100.0 million in aggregate principal amount of 5.00% Unsecured Notes due 2027 (the “5.00% Notes” and together with the 6.75% Notes, the “Notes”). The 5.00% Notes will mature on January 31, 2027 and may be redeemed in whole or in part at any time or from time to time at the Fund’s option on or after January 31, 2024. The 5.00% Notes bear interest at a rate of 5.00% per year payable quarterly on March 31, June 30, September 30, and December 31, of each year, commencing March 31, 2022.

The aggregate accrued interest payable on the 5.00% Notes as of March 31, 2024 was approximately $13,889. As of March 31, 2024, the Fund had unamortized deferred debt issuance costs of approximately $1.9 million, relating to the 5.00% Notes. The deferred debt issuance costs are being amortized over the term of the 5.00% Notes and are included in interest expense in the statement of operations. The effective annualized interest rate for the year ended March 31, 2024 was approximately 5.70%. The interest expense paid for the year ended March 31, 2024 was approximately $5.0 million.

NOTE 9. PURCHASES, SALES AND REPAYMENTS OF SECURITIES

During the year ended March 31, 2024, purchases of securities totaled approximately $622.7 million including approximately $72.3 million of unsettled purchases. In addition, during the year ended March 31, 2024, the Fund’s sales of securities totaled approximately $56.7 million including approximately $6.4 million of unsettled sales. The Fund had approximately $73.9 million in repayments, excluding short-term investments, during the year ended March 31, 2024.

NOTE 10. COMMITMENTS AND CONTINGENCIES

As of March 31, 2024, the Fund had two commitments related to Onex CLO Warehouse Parent Ltd. preference shares of approximately $31.2 million and Elmwood Warehouse Nomura 1, Ltd. preferred shares of approximately $8.9 million. The total commitment amount does not necessarily represent future cash requirements.

The Fund is not currently subject to any material legal proceedings. From time to time, the Fund may be a party to certain legal proceedings in the ordinary course of business, including proceedings relating to the enforcement of the Fund’s rights under contracts with its portfolio companies. While the outcomes of these legal proceedings, if any, cannot be predicted with certainty, the Fund does not expect that these proceedings will have a material effect upon its financial condition or results of operations.

NOTE 11. INDEMNIFICATION

Under the Fund’s organizational documents, the Fund’s officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these agreements cannot be known, however, the Fund expects any risk of loss to be remote.

OXFORD LANE CAPITAL CORP.
NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2024

NOTE 12. FINANCIAL HIGHLIGHTS

Financial highlights for the years ended March 31, 2024, 2023, 2022, 2021, 2020, 2019, 2018, 2017, 2016, and 2015, are as follows:

	Year Ended March 31, 2024	Year Ended March 31, 2023	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 31, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015
Per Share Data
Net asset value at beginning of year	$4.61	$6.56	$5.94	$3.58	$8.32	$10.08	$10.20	$7.04	$14.08	$16.26

Net investment income(1)	0.92	0.97	1.01	0.88	1.25	1.41	1.61	1.54	1.64	1.37
Net realized and unrealized gains/(losses)(2)	0.20	(2.11)	0.19	2.26	(5.39)	(1.92)	(0.12)	3.87	(6.28)	(1.14)
Total from investment operations	1.12	(1.14)	1.20	3.14	(4.14)	(0.51)	1.49	5.41	(4.64)	0.23

Distributions per share of net investment income(3)	(0.95)	(0.90)	(0.83)	(0.59)	(0.99)	(1.34)	(1.36)	(2.40)	(2.44)	(2.26)
Distributions per share from realized gain on investments(3)	—	—	—	—	—	—	—	—	—	(0.14)
Distributions of return of capital(3)	—	—	—	(0.42)	(0.63)	(0.28)	(0.25)	—	—	—
Distributions per share based on weighted average share impact(3)	—	—	—	0.02	(0.02)	(0.02)	(0.05)	(0.09)	(0.06)	(0.02)
Total distributions(3)	(0.95)	(0.90)	(0.83)	(0.99)	(1.64)	(1.64)	(1.66)	(2.49)	(2.50)	(2.42)
Effect of shares issued/ repurchased, net of underwriting expense	0.12	0.09	0.25	0.21	1.05	0.40	0.06	0.25	0.11	0.02
Effect of offering costs	— (7)	— (7)	— (7)	— (7)	(0.01)	(0.01)	(0.01)	(0.01)	(0.01)	(0.01)
Effect of shares issued/ repurchased, net	0.12	0.09	0.25	0.21	1.04	0.39	0.05	0.24	0.10	0.01
Net asset value at end of year	$4.90	$4.61	$6.56	$5.94	$3.58	$8.32	$10.08	$10.20	$7.04	$14.08

Per share market value at beginning of year	$5.23	$7.24	$6.30	$4.17	$9.84	$10.13	$11.13	$8.45	$14.82	$16.70
Per share market value at end of year	$5.08	$5.23	$7.24	$6.30	$4.17	$9.84	$10.13	$11.13	$8.45	$14.82
Total return based on market value(4)	17.06%	(15.53)%	28.56%	87.87%	(48.71)%	13.47%	6.41%	66.38%	(28.97)%	3.34%
Total return based on net asset value(5)	26.79%	(16.01)%	24.45%	94.20%	(37.50)%	(1.39)%	14.56%	78.98%	(32.95)%	1.35%
Shares outstanding at end of year	239,127,996	172,073,305	144,478,402	100,452,835	75,183,153	42,547,801	28,768,899	22,751,432	18,751,696	15,972,381

Ratios/Supplemental Data
Net assets at end of year (000’s)	$1,171,086	$793,151	$947,156	$596,254	$268,788	$353,832	$289,930	$232,048	$131,950	$224,933
Average net assets (000’s)	$944,942	$827,142	$738,960	$419,391	$314,446	$315,037	$254,893	$173,005	$185,211	$239,703
Ratio of net investment income to average daily net assets	19.74%	18.56%	16.21%	18.22%	23.20%	15.58%	15.83%	17.78%	15.57%	8.88%
Ratio of expenses to average daily net assets	12.73%	13.14%	10.76%	12.14%	15.65%	12.80%	13.52%	15.71%	16.60%	10.58%
Portfolio turnover rate(6)	9.40%	16.51%	56.07%	44.15%	17.56%	64.97%	53.42%	69.08%	32.02%	69.05%

____________

(1)      Represents net investment income per share for the period, based upon weighted average shares outstanding.

(2)      Net realized and unrealized capital gains and losses based upon average shares outstanding include adjustments to reconcile change in NAV per share.

(3)      Management monitors available taxable earnings, including net investment income and realized capital gains, to determine if a tax return of capital may occur for the period. To the extent the Fund’s taxable earnings fall below the total amount of the Fund’s distributions for that fiscal year, a portion of those distributions may be deemed a tax return of capital to the Fund’s stockholders. The ultimate tax character of the Fund’s earnings cannot be determined until tax returns are prepared after the end of the fiscal year. The information provided is based on estimates available at each respective fiscal year end, see “Note 6. Distributions”.

OXFORD LANE CAPITAL CORP.
NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2024

NOTE 12. FINANCIAL HIGHLIGHTS (cont.)

(4)      Total return based on market value is calculated assuming that shares of the Fund’s common stock were purchased at the market price as of the beginning of the period, and that distribution, capital gains and other distributions were reinvested as provided for in the Fund’s distribution reinvestment plan, excluding any discounts, and that the total number of shares were sold at the closing market price per share on the last day of the period. The computation does not reflect any sales commission investors may incur in purchasing or selling shares of the Fund.

(5)      Total return based on NAV is the change in ending NAV per share plus distributions per share paid during the period divided by the beginning NAV per share.

(6)      Portfolio turnover rate is calculated using the lesser of the year-to-date purchases or sales and repayments of investments divided by the monthly average of the fair value of total investments. Excluded from both the numerator and denominator is the fair value of all investments whose maturity or expiration date at the time of acquisition was one year or less.

(7)      Amount represents less than $0.01 per share.

Senior Securities Table

Information about our senior securities is shown in the following tables as of the fiscal years ended March 31, 2024, 2023, 2022, 2021, 2020, 2019, 2018, 2017, 2016, and 2015:
	Total Amount Outstanding Exclusive of Treasury Securities(1)	Asset Coverage Ratio Per Unit(2)	Involuntary Liquidation Preference Per Unit(3)	Average Market Value Per Unit(4)
Year
8.50% Series 2017 Term Preferred Shares(5)
2015	$15,811,250	2.47	$25.00	$1.03

7.50% Series 2023 Term Preferred Shares(7)(9)
2021	$57,034,875	2.88	$25.00	$0.97
2020	$60,400,025	2.01	$25.00	$1.01
2019	$90,400,025	2.73	$25.00	$1.01
2018	$90,400,025	2.41	$25.00	$1.02
2017	$90,400,025	2.59	$25.00	$1.01
2016	$90,638,450	1.91	$25.00	$0.97
2015	$73,869,250	2.47	$25.00	$0.98

8.125% Series 2024 Term Preferred Shares(6)
2017	$50,504,475	2.59	$25.00	$1.02
2016	$50,539,775	1.91	$25.00	$1.00
2015	$60,687,500	2.47	$25.00	$1.01

6.75% Series 2024 Term Preferred Shares(7)
2024	$68,125,375	3.39	$25.00	$0.99
2023	$68,125,375	2.60	$25.00	$1.00
2022	$68,125,375	3.21	$25.00	$1.01
2021	$68,125,375	2.88	$25.00	$0.94
2020	$68,235,375	2.01	$25.00	$1.01
2019	$68,235,375	2.73	$25.00	$1.02
2018	$68,235,375	2.41	$25.00	$1.01

OXFORD LANE CAPITAL CORP.
NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2024

NOTE 12. FINANCIAL HIGHLIGHTS (cont.)

	Total Amount Outstanding Exclusive of Treasury Securities(1)	Asset Coverage Ratio Per Unit(2)	Involuntary Liquidation Preference Per Unit(3)	Average Market Value Per Unit(4)
6.25% Series 2027 Term Preferred Shares(7)
2024	$88,120,150	3.39	$25.00	$0.92
2023	$88,120,150	2.60	$25.00	$0.93
2022	$88,120,150	3.21	$25.00	$1.00
2021	$88,120,150	2.88	$25.00	$0.89
2020	$91,600,000	2.01	$25.00	$0.89

6.00% Series 2029 Term Preferred Shares
2024	$67,172,500	3.39	$25.00	$0.87
2023	$67,172,500	2.60	$25.00	$0.90
2022	$67,172,500	3.21	$25.00	$1.00

7.125% Series 2029 Term Preferred Shares
2024	$63,750,500	3.39	$25.00	$0.93
2023	$63,750,500	2.60	$25.00	$0.93

Repurchase Agreement(8)
2020	$40,000,000	2.01	N/A	N/A
2019	$42,493,500	2.73	N/A	N/A
2018	$42,493,500	2.41	N/A	N/A

6.75% Unsecured Notes due 2031
2024	$100,000,000	3.39	$25.00	$0.93
2023	$100,000,000	2.60	$25.00	$0.96
2022	$100,000,000	3.21	$25.00	$1.04
2021	$100,000,000	2.88	$25.00	$1.00

5.00% Unsecured Notes due 2027
2024	$100,000,000	3.39	$25.00	$0.91
2023	$100,000,000	2.60	$25.00	$0.92
2022	$100,000,000	3.21	$25.00	$0.99

____________

(1)      Total amount of each class of senior securities outstanding at the end of the period presented.

(2)      Asset coverage per unit is the ratio of the carrying value of the Fund’s total assets, less all liabilities and indebtedness not represented by senior securities, to the aggregate amount of outstanding senior securities, as calculated separately for each of the Term Preferred Shares, the Notes and the previously terminated Master Repurchase Agreement (“MRA”) with Nomura Securities International, Inc. (“Nomura”) in accordance with section 18(h) of the 1940 Act. With respect to the Term Preferred Shares, the asset coverage per unit is expressed in terms of a ratio per share of outstanding Term Preferred Shares (when expressing in terms of dollar amounts per share, the asset coverage ratio per unit is multiplied by the involuntary liquidation preference per unit of $25). With respect to the MRA, the asset coverage ratio per unit is expressed in terms of a ratio per unit of outstanding (when expressing in terms of dollar amounts per share, the asset coverage per unit is multiplied by $1,000 per principal amount).

(3)      The amount to which such class of senior security would be entitled upon the voluntary liquidation of the issuer in preference to any security junior to it.

OXFORD LANE CAPITAL CORP.
NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2024

NOTE 12. FINANCIAL HIGHLIGHTS (cont.)

(4)      With respect to the Term Preferred Shares and the Notes, the Average Market Value Per Unit is calculated by taking the daily average closing price of the security for the respective period and dividing it by $25 per share to determine a unit price per share consistent with Asset Coverage Per Unit. With respect to the MRA, the Average Market Value is not applicable as there are no senior securities thereunder which are registered for public trading.

(5)      On July 24, 2015, the Fund redeemed all issued and outstanding Series 8.50% 2017 Term Preferred Shares at the term redemption price.

(6)      On July 14, 2017, the Fund redeemed all issued and outstanding 8.125% Series 2024 Term Preferred Shares at the term redemption price.

(7)      On May 21, 2020, the Fund’s Board of Directors authorized a program for the purpose of repurchasing up to $40 million worth of the outstanding shares of the Fund’s 7.50% Series 2023 Term Preferred Stock, 6.75% Series 2024 Term Preferred Stock and 6.25% Series 2027 Term Preferred Stock. For the year ended March 31, 2021, the Fund repurchased 134,606 shares of 7.50% Series 2023 Term Preferred Stock for a total of approximately $3.2 million, 4,400 shares of 6.75% Series 2024 Term Preferred Stock for a total of approximately $0.1 million, and 139,194 shares of 6.25% Series 2027 Term Preferred Stock, for a total of approximately $3.1 million.

(8)      On May 15, 2020, the Fund elected, at its option, to repay and terminate its $40.0 million repurchase agreement with Nomura. The Fund repurchased all of the previously sold CLO securities from Nomura at a repurchase price of $40.0 million plus accrued funding costs.

(9)      On April 15, 2021 the Fund redeemed all of the issued and outstanding 7.50% Series 2023 Term Preferred Stock the term redemption price.

NOTE 13. RISKS AND UNCERTAINTIES

The Fund may be materially adversely affected by market conditions. The Fund is exposed to risks associated with changes in interest rates. Government spending, government policies, including recent increases in certain interest rates by the Federal Reserve and other global central banks, the failure of certain regional banks earlier this year and the potential for disruptions in the availability of credit in the United States and elsewhere, in conjunction with other factors have led and could continue to lead to a continued inflationary economic environment that could affect the Fund’s financial condition and the Fund’s results of operations. The Fund has exposure to interest rate risks to the extent prevailing interest rates change and it could negatively affect the fair value of the Fund’s investments. If interest rates continue to rise in response to inflation, the value, volatility and liquidity of income paying investments could be adversely affected. Market volatility, dramatic change to interest rates and/or unfavorable economic conditions may lower performance or impair the Fund’s ability to achieve its investment objective. The occurrence of any of the above events could have a significant adverse impact on the value and risk profile of the Fund’s investments. Although it is difficult to predict the extent of the impact of economic disruptions on the underlying CLO vehicles the Fund invests in, the failure by a CLO vehicle to satisfy certain financial covenants, including with respect to adequate collateralization and/or interest coverage tests, could lead to a reduction in its payments to us. In the event that a CLO vehicle fails certain tests, holders of debt senior to us may be entitled to additional payments that would, in turn, reduce the payments we would otherwise be entitled to receive. Separately, the Fund may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting CLO vehicle or any other investment we may make. If any of these occur, it could materially and adversely affect the Fund’s operating results and cash flows.

CLOs and other structured finance securities are generally backed by a pool of credit-related assets that serve as collateral. Accordingly, CLO and structured finance securities present risks similar to those of other types of credit investments, including default (credit), interest rate, prepayment, and liquidity risks. In addition to the general risks associated with investing in debt securities, CLO vehicles carry additional risks, including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the credit quality of the CLO Assets that serve as collateral may decline or the CLO Asset may default; (iii) the Fund’s investments in CLO debt and equity will likely be subordinate to other senior classes of CLO debt; and (iv) the CLO vehicle itself may experience an event of default, leading to acceleration of the CLO’s

OXFORD LANE CAPITAL CORP.
NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2024

NOTE 13. RISKS AND UNCERTAINTIES (cont.)

debt and liquidation of CLO Assets at undesirable prices. Since the Fund primarily invests in junior debt and equity tranches of a CLO, in the event of default, insolvency, liquidation, dissolution, reorganization or bankruptcy of a CLO issuer, holders of senior debt instruments would be entitled to receive payment in full before the Fund receives any distribution.

The Fund’s portfolio of investments may lack diversification among CLO vehicles which may subject the Fund to a risk of significant loss if one or more of these CLO vehicles experiences a high level of defaults on its underlying CLO Assets.

Various social and political circumstances in the United States and around the world (including wars and other forms of conflict and other uncertainties regarding actual and potential shifts in the U.S. and foreign, trade, economic and other policies with other countries, terrorist acts, security operations and catastrophic events such as fires, floods, earthquakes, tornadoes, hurricanes and global health epidemics), may also contribute to increased market volatility and economic uncertainties or deterioration in the U.S. and worldwide. The Israel-Hamas war and the conflict between Russia and Ukraine, and resulting market volatility, could also adversely affect the Fund’s business, operating results, and financial condition. The extent and duration or escalation of such conflicts, resulting sanctions and resulting future market disruptions are impossible to predict, but could be significant. Any disruptions resulting from such conflicts and any future conflict (including cyberattacks, espionage or the use or threatened use of nuclear weapons) or resulting from actual or threatened responses to such actions could cause disruptions to any of our portfolio companies located in Europe or the Middle East or that have substantial business relationships with companies in affected regions. It is not possible to predict the duration or extent of longer-term consequences of these conflicts, which could include further sanctions, retaliatory and escalating measures, embargoes, regional instability, geopolitical shifts and adverse effects on or involving macroeconomic conditions, the energy sector, supply chains, inflation, security conditions, currency exchange rates and financial markets around the globe. Any such market disruptions could have a material adverse effect on our business, financial condition and results of operations.

NOTE 14. RECENT ACCOUNTING PRONOUNCEMENTS

In June 2022, the FASB issued ASU 2022-03, “Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions.” The amendments in this update provide that a contractual restriction on the sale of an equity security is not considered part of the unit of account of the equity security and, therefore, is not considered in measuring fair value. The amendments in this update also require additional disclosures for equity securities subject to contractual sales restrictions. ASU 2022-03 is required for years beginning after December 15, 2023, though early adoption is permitted. The Fund does not expect ASU 2022-03 to have a material impact to the financial statements and the notes thereto.

Other than the aforementioned guidance, the Fund’s management does not believe that any recently issued, but not yet effective, accounting standards, if currently adopted, would have a material effect on the accompanying financial statements.

NOTE 15. ISSUANCES OF COMMON STOCK

The Fund sold a total of 62,310,055 shares of common stock pursuant to an “at-the-market” offering during the year ended March 31, 2024. The total amount of capital raised under these issuances was approximately $315.2 million and net proceeds were approximately $311.8 million after deducting the sales agent’s commissions and offering expenses.

The Fund sold a total of 23,875,115 shares of common stock pursuant to an “at-the-market” offering during the fiscal year ended March 31, 2023. The total amount of capital raised under these issuances was approximately $141.4 million and net proceeds were approximately $139.8 million after deducting the sales agent’s commissions and offering expenses.

OXFORD LANE CAPITAL CORP.
NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2024

NOTE 15. ISSUANCES OF COMMON STOCK (cont.)

For the year ended March 31, 2024, the Fund issued 4,744,636 shares of common stock in connection with the distribution reinvestment plan. For the year ended March 31, 2023, the Fund issued 3,719,788 shares of common stock in connection with the distribution reinvestment plan.

NOTE 16. SUBSEQUENT EVENTS

On May 14, 2024, the Board of Directors declared monthly distributions $0.09 per share on its common stock, as follows:
Month Ending	Record Date	Payment Date	Amount Per Share
July 31, 2024	July 17, 2024	July 31, 2024	$0.09
August 31, 2024	August 16, 2024	August 30, 2024	$0.09
September 30, 2024	September 16, 2024	September 30, 2024	$0.09

On May 14, 2024, the Board of Directors declared the required monthly dividends on its 6.75% Series 2024, 6.25% Series 2027, 6.00% Series 2029, and 7.125% Series 2029 (each, a “Share”), as follows:
	Per Share Dividend Amount Declared	Record Dates	Payable Dates
6.75% Series 2024(1)	$0.14062500	June 14, 2024	June 28, 2024

6.25% Series 2027	$0.13020833	June 14, 2024, July 17, 2024, August 16, 2024	June 28, 2024, July 31, 2024, August 30, 2024
6.00% Series 2029	$0.12500000	June 14, 2024, July 17, 2024, August 16, 2024	June 28, 2024, July 31, 2024, August 30, 2024
7.125% Series 2029	$0.14843750	June 14, 2024, July 17, 2024, August 16, 2024	June 28, 2024, July 31, 2024, August 30, 2024

____________

(1)      The 6.75% Series 2024 Term Preferred Shares have a term redemption date of June 30, 2024.

The Fund has evaluated subsequent events through the date of issuance and noted no other events that necessitate adjustments to or disclosure in the financial statements.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Stockholders of Oxford Lane Capital Corp.

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Oxford Lane Capital Corp. (the “Fund”) as of March 31, 2024, the related statements of operations and cash flows for the year ended March 31, 2024, and the statement of changes in net assets for each of the two years in the period ended March 31, 2024, including the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of March 31, 2024, the results of its operations and its cash flows for the year then ended, and the changes in its net assets for each of the two years in the period ended March 31, 2024 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of March 31, 2024 by correspondence with the custodian, brokers, and agent banks; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

New York, New York

May 16, 2024

We have served as the auditor of Oxford Lane Capital Corp. since 2011.

Supplemental Information

Price Range of Common Stock

Our common stock is traded on the NASDAQ Global Select Market under the symbol “OXLC.” The following table sets forth, for each fiscal quarter during the last two fiscal years and the current fiscal year to date, the NAV per share of our common stock, the high and low intraday sales prices for our common stock, such sales prices as a percentage of NAV per share and quarterly distributions per share.
	NAV(1)	Price Range		Premium/ (Discount) of High Sales Price to NAV(2)	Premium/ (Discount) of Low Sales Price to NAV(2)	Distributions Per Share(3)
		High	Low
Fiscal 2025
First Quarter (through May 13, 2024)	*	5.28	4.95	*	*	$0.240

Fiscal 2024
Fourth Quarter	$4.90	$5.41	$4.92	10.4%	0.4%	$0.240
Third Quarter	$4.82	$5.14	$4.41	6.6%	(8.5)%	$0.240
Second Quarter	$4.81	$5.70	$4.78	18.5%	(0.6)%	$0.240
First Quarter	$4.34	$5.39	$4.76	24.2%	9.7%	$0.225

Fiscal 2023
Fourth Quarter	$4.61	$6.27	$5.02	36.0%	8.9%	$0.225
Third Quarter	$4.63	$5.72	$4.85	23.5%	4.8%	$0.225
Second Quarter	$4.93	$6.79	$4.83	37.7%	(2.0)%	$0.225
First Quarter	$5.07	$7.32	$5.49	44.4%	8.3%	$0.225

____________

(1)      Net asset value per share is determined as of the last day in the relevant quarter and therefore may not reflect the net asset value per share on the date of the high and low sales prices. The net asset values shown are based on outstanding shares at the end of each period.

(2)      Calculated as the respective high or low intraday sales price divided by NAV and subtracting 1.

(3)      Represents the cash distributions, including dividends, dividends reinvested and returns of capital, if any, per share that we have declared on our common stock in the specified quarter.

*        Not determinable at the time of filing.

On May 13, 2024, the last reported sales price of our common stock was $5.24 per share. As of May 13, 2024, we had 117 holders of record of our common stock.

Shares of closed-end management investment companies may trade at a market price that is less than the value of the net assets attributable to those shares. The possibility that our shares of common stock will trade at a discount from net asset value or at premiums that are unsustainable over the long term are separate and distinct from the risk that our net asset value will decrease. Since our initial public offering, shares of our common stock have traded at a discount and at a premium to the net assets attributable to those shares. As of May 13, 2024, our shares of common stock traded at a premium equal to approximately 6.94% of our net asset value per share as of March 31, 2024. It is not possible to predict whether the shares offered hereby will trade at, above, or below net asset value.

DISTRIBUTIONS

To the extent that we have income available, we intend to distribute monthly distributions to our common stockholders. The amount of our distributions, if any, will be determined by our Board of Directors. Any distributions to our stockholders will be declared out of assets legally available for distribution. The specific tax characteristics of our distributions will be reported to stockholders after the end of each calendar year.

Distribution Reinvestment Plan

We have adopted a distribution reinvestment plan that provides for reinvestment of our distributions on behalf of our stockholders, unless a stockholder elects to receive cash as provided below. As a result, if our Board of Directors authorizes, and we declare, a cash distribution, our stockholders who have not opted out of our distribution reinvestment plan will have their cash distributions automatically reinvested in additional shares of our common stock, rather than receiving the cash distributions.

No action will be required on the part of a registered stockholder to have his cash distribution reinvested in shares of our common stock. A registered stockholder may elect to receive an entire distribution in cash by notifying Computershare Trust Company, N.A., the plan administrator and our transfer agent and registrar, by telephone, through the Internet or in writing so that such notice is received by the plan administrator no later than the record date for distributions to stockholders. The plan administrator will set up an account for shares acquired through the plan for each stockholder who has not elected to receive distributions in cash and hold such shares in non-certificated form. Upon request by a stockholder participating in the plan, received by telephone, through the Internet or writing prior to the record date, the plan administrator will, instead of crediting shares to the participant’s account, issue a certificate registered in the participant’s name for the number of whole shares of our common stock and a check for any fractional share, less any applicable fees.

Those stockholders whose shares are held by a broker or other financial intermediary may receive distributions in cash by notifying their broker or other financial intermediary of their election.

We expect to use primarily newly-issued shares to implement the plan, whether our shares are trading at a premium or at a discount to net asset value. Under such circumstances, the number of shares to be issued to a stockholder is determined by dividing the total dollar amount of the distribution payable to such stockholder by an amount equal to ninety-five (95%) percent of the market price per share of our common stock at the close of regular trading on the Nasdaq Global Select Market on the valuation date fixed by our Board of Directors for such distribution. Market price per share on that date will be the closing price for such shares on the Nasdaq Global Select Market or, if no sale is reported for such day, at the average of their electronically reported bid and asked prices. We reserve the right to purchase shares in the open market in connection with our implementation of the plan. Shares purchased in open market transactions by the plan administrator will be allocated to a stockholder based on the average purchase price, excluding any brokerage charges or other charges, of all shares of common stock purchased in the open market. The number of shares of our common stock to be outstanding after giving effect to payment of the distribution cannot be established until the value per share at which additional shares will be issued has been determined and elections of our stockholders have been tabulated.

There is no charge to stockholders for receiving their distributions in the form of additional shares of our common stock. Any transaction fees, brokerage charges, plan administrator’s fees or any other charges for handling distributions in stock are paid by us. There are no brokerage charges with respect to shares we have issued directly as a result of distributions payable in stock. If a participant elects by telephonic, Internet or written notice to the plan administrator to have the plan administrator sell part or all of the shares held by the plan administrator in the participant’s account and remit the proceeds to the participant, the plan administrator is authorized to deduct a $2.50 transaction fee plus brokerage charges from the proceeds.

Stockholders who receive distributions in the form of stock are subject to the same federal, state and local tax consequences as are stockholders who elect to receive their distributions in cash. The amount of the distribution for U.S. federal income tax purposes will be equal to the fair market value of the stock received. A stockholder’s basis for determining gain or loss upon the sale of stock received in a distribution from us will be equal to the amount treated as a distribution for U.S. federal income tax purposes.

The plan may be terminated by us upon notice in writing mailed to each participant at least 30 days prior to any record date for the payment of any dividend or distribution by us. All correspondence concerning the plan should be directed to the plan administrator as follows: through the Internet at www.computershare.com/investor, telephone number is 1-800-426-5523 and written correspondence can be mailed to Computershare Trust Company, N.A., P.O. Box 43078, Providence, RI 02940-3078.

MANAGEMENT

Our Board of Directors oversees our management. The Board of Directors currently consists of five members, three of whom are not “interested persons” of Oxford Lane Capital Corp. as defined in Section 2(a)(19) of the 1940 Act. We refer to these individuals as our independent directors. Our Board of Directors elects our officers, who serve at the discretion of the Board of Directors. The responsibilities of each director will include, among other things, the oversight of our investment activity, the quarterly valuation of our assets, and oversight of our financing arrangements. The Board of Directors has also established an Audit Committee and a Valuation Committee and may establish additional committees in the future.

Our directors and officers and their principal occupations during the past five years are set forth below. Our prospectus includes additional information about our directors and is available without charge, upon request by calling (203) 983-5275, or on the Commission’s website at http://www.sec.gov.

Board of Directors and Executive Officers

Directors

Information regarding the Board of Directors is as follows:

Name	Age	Position	Director Since	Expiration of Term
Interested Directors
Jonathan H. Cohen	59	Chief Executive Officer and Director	2010	2025
Saul B. Rosenthal	55	President and Director	2010	2024

Independent Directors
Mark J. Ashenfelter	64	Chairman of the Board of Directors	2010	2025
John Reardon	57	Director	2010	2026
David S. Shin	55	Director	2010	2024

The address for each of our directors is c/o Oxford Lane Capital Corp., 8 Sound Shore Drive, Suite 255, Greenwich, CT 06830.

Executive Officers Who Are Not Directors

Name	Age	Position
Bruce L. Rubin	64	Chief Financial Officer, Treasurer and Corporate Secretary
Gerald Cummins	69	Chief Compliance Officer

Biographical Information

Directors

Our directors have been divided into two groups — interested directors and independent directors. An interested director is an “interested person” as defined in Section 2(a)(19) of the 1940 Act.

Interested Directors

Messrs. Cohen and Rosenthal are “interested persons” of Oxford Lane Capital as defined in the 1940 Act due to their positions as Chief Executive Officer and President, respectively, of the Fund and Oxford Lane Management, and as the managing member and non-managing member, respectively, of Oxford Funds, the administrator for Oxford Lane Capital.

Jonathan H. Cohen has served as Chief Executive Officer of both Oxford Lane Capital Corp. and Oxford Lane Management since 2010. Since 2003, Mr. Cohen has also served as Chief Executive Officer of both Oxford Square Capital Corp. (NasdaqGS: OXSQ), a publicly traded business development company, and Oxford Square Management, LLC, Oxford Square Capital Corp.’s investment adviser, and as the managing member of Oxford Funds. Since 2023, Mr. Cohen has also served as Chief Executive Officer of Oxford Park Income Fund, Inc., a

non-traded registered closed-end fund, and Oxford Park Management, LLC, Oxford Park Income Fund, Inc.’s investment adviser. Mr. Cohen also serves on our Board of Directors, as well as the Oxford Square Capital Corp. and Oxford Park Income Fund, Inc. boards of directors.

Since 2018, Mr. Cohen has also served as the Chief Executive Officer of Oxford Gate Management, LLC, the investment adviser to Oxford Gate Master Fund, LLC, Oxford Gate, LLC and Oxford Gate (Bermuda), LLC (collectively, the “Oxford Gate Funds”) and Oxford Bridge II, LLC. Oxford Bridge II, LLC and the Oxford Gate Funds are private investment funds. Previously, Mr. Cohen managed technology equity research groups at Wit Capital, Merrill Lynch, UBS and Smith Barney. Mr. Cohen received a B.A. in Economics from Connecticut College and an M.B.A. from Columbia University. Mr. Cohen’s depth of experience in managerial positions in investment management, securities research and financial services, as well as his intimate knowledge of our business and operations, gives our Board of Directors valuable industry-specific knowledge and expertise on these and other matters.

Saul B. Rosenthal has served as President of both Oxford Lane Capital Corp. and Oxford Lane Management since 2010. Mr. Rosenthal has also served as President since 2004 of both Oxford Square Capital Corp. (NasdaqGS: OXSQ), a publicly traded business development company, and Oxford Square Management, LLC, Oxford Square Capital Corp.’s investment adviser and a member of Oxford Funds. Since 2023, Mr. Rosenthal has served as President of Oxford Park Income Fund, Inc., a registered closed-end fund, and Oxford Park Management, LLC, Oxford Park Income Fund, Inc.’s investment adviser. Mr. Rosenthal also serves on our Board of Directors, as well as the Oxford Park Income Fund, Inc. board of directors. Mr. Rosenthal has also served as President of Oxford Gate Management, LLC, the investment adviser to the Oxford Gate Funds and Oxford Bridge II, LLC, since 2018. Mr. Rosenthal was previously an attorney at the law firm of Shearman & Sterling LLP. Mr. Rosenthal serves on the board of the National Museum of Mathematics. Mr. Rosenthal received a B.S., magna cum laude, from the Wharton School of the University of Pennsylvania, a J.D. from Columbia University Law School, where he was a Harlan Fiske Stone Scholar, and a LL.M. (Taxation) from New York University School of Law. Mr. Rosenthal’s depth of experience in managerial positions in investment management, as well as his intimate knowledge of our business and operations, gives the Board of Directors the valuable perspective of a knowledgeable corporate leader.

Independent Directors

The following directors are not “interested persons” of Oxford Lane Capital, as defined in the 1940 Act.

Mark J. Ashenfelter presently serves as a Senior Vice President and the General Counsel of Haebler Capital, a private investment company located in Greenwich, CT. Prior to joining Haebler Capital in 1994, Mr. Ashenfelter was an associate at Cravath, Swaine & Moore from 1985 to 1992 and Cadwalader, Wickersham & Taft from 1992 to 1994. Mr. Ashenfelter also serves on the Board of Directors of Oxford Park Income Fund, Inc. Mr. Ashenfelter received a B.A., cum laude, from Harvard University, a J.D., magna cum laude, from New York Law School, where he was Managing Editor of the Law Review, and a LL.M. (Taxation) from New York University School of Law. Mr. Ashenfelter’s extensive corporate legal experience, particularly in connection with investment companies, provides our Board of Directors with valuable insight and perspective.

John Reardon is the President and CEO of Schurz Communications, Inc., a leading broadband and managed cloud services provider. Mr. Reardon also serves as a Board Member and Audit Committee Member for Schurz Communications, Inc. Mr. Reardon also serves on the Board of Directors of Oxford Park Income Fund, Inc. In 2023, Mr. Reardon was elected to the board of ACA Connects (America’s Communications Association) which represents the leading broadband companies in the United States. Previously, Mr. Reardon was Of Counsel with Kutak Rock, LLP, where he advised broadband and software companies on corporate and regulatory matters. Mr. Reardon served from 2019 until 2021 as the Director of Business Strategy, Smart Cities, for American Infrastructure Partners, LP, an infrastructure fund based in Foster City, California. Mr. Reardon was previously the Managing Director of Choctaw Telecom LLC. In addition, Mr. Reardon served as Chief Executive Officer, General Counsel, and a member of the Board of Directors of Mobex Communications, Inc. from 1997 until 2005. Mr. Reardon began his career in telecom law at the boutique Washington, DC firm of Keller and Heckman, LLP. Mr. Reardon received a Bachelor of Arts degree, summa cum laude, from Boston University, and earned his J.D. from Columbia Law School. Mr. Reardon’s extensive experience as a senior corporate executive provides our Board of Directors the perspective of a knowledgeable corporate leader.

David S. Shin is the Head of Capital Markets for Amergin Asset Management, an asset manager specializing in transportation assets. Mr. Shin also serves on the Board of Directors of Oxford Park Income Fund, Inc. From April 2021 to July 2022, Mr. Shin was an external consultant to Apollo Investment Consulting where he was senior advisor to the board of a portfolio company. Prior to this, Mr. Shin served as the Head of Business Development for the Infinity Transportation division of Global Atlantic Financial Group from 2016 to March 2021 and, from January 2016 to November 2016, he was an asset management consultant to Innovatus Capital Partners, the manager of certain assets of Perella Weinberg Partners, a financial services firm. From 2011 to 2016, Mr. Shin was an asset management professional at Perella Weinberg Partners. From 2010 to 2011, Mr. Shin served as a Managing Director at Bentley Associates, an investment banking firm. Prior to joining Bentley Associates, Mr. Shin worked in the Global Real Estate Investment Banking Group at Deutsche Bank Securities from 2005 to 2008, and in the Real Estate & Lodging Group of Citigroup Global Markets from 2004 to 2005. Prior to that, Mr. Shin worked for William Street Advisors, LLC, a boutique financial advisory firm affiliated with Saratoga Management Company, from 2002 to 2004. After receiving his J.D. in 1995, Mr. Shin was a member of the Healthcare Group of Dean Witter Reynolds from 1995 to 1996, and was subsequently a member of the Mergers & Acquisitions Group of Merrill Lynch & Co. from 1996 to 2002. Mr. Shin started his career as a CPA in the Corporate Tax Department of KPMG Peat Marwick’s Financial Institutions Group, where he worked from 1990 to 1992, before attending law school. Mr. Shin received a B.S., magna cum laude, from The Wharton School at the University of Pennsylvania and a J.D. from Columbia Law School. Mr. Shin’s extensive experience in investment banking provides the Board of Directors with valuable insights of an experienced and diligent financial professional, as well as a diverse perspective.

Executive Officers Who Are Not Directors

Bruce L. Rubin has served as our Chief Financial Officer, Chief Accounting Officer, and Corporate Secretary since 2015. Mr. Rubin has also served as our Controller since our initial public offering in 2011 to 2015 and as our Treasurer since 2011. Mr. Rubin has served as Oxford Square Capital Corp.’s Chief Financial Officer, Chief Accounting Officer, and Corporate Secretary since August 2015. Mr. Rubin has served as Oxford Square Capital Corp.’s Controller from 2005 to 2015 and as its Treasurer since 2009. Since 2023, Mr. Rubin has also served as Chief Financial Officer, Corporate Secretary and Treasurer of Oxford Park Income Fund, Inc., a non-traded registered closed-end fund. Mr. Rubin also currently serves as the Chief Financial Officer and Secretary of Oxford Lane Management, LLC, Oxford Square Management, LLC, Oxford Park Management, LLC, Oxford Gate Management, LLC and Oxford Funds. From 1995 to 2003, Mr. Rubin was the Assistant Treasurer & Director of Financial Planning of the New York Mercantile Exchange, Inc., the largest physical commodities futures exchange in the world and has extensive experience with the Sarbanes-Oxley Act of 2002 (“Sarbanes-Oxley”), treasury operations and SEC reporting requirements. From 1989 to 1995, Mr. Rubin was a manager in financial operations for the American Stock Exchange, where he was primarily responsible for budgeting matters. Mr. Rubin began his career in commercial banking as an auditor primarily of the commercial lending and municipal bond dealer areas. Mr. Rubin received his BBA in Accounting from Hofstra University where he also obtained his M.B.A. in Finance.

Gerald Cummins has served as our Chief Compliance Officer since June 2015 pursuant to an agreement between the Company and ACA Group a compliance consulting firm. Mr. Cummins also currently serves as the Chief Compliance Officer of Oxford Lane Management, Oxford Square Capital Corp., Oxford Square Management, LLC, Oxford Funds LLC, and since 2018, Oxford Gate Management, LLC. Mr. Cummins has served as the Chief Compliance Officer of Oxford Park Income Fund, Inc. and Oxford Park Management, LLC, since 2023. Mr. Cummins has been a director of ACA Group since June 2014 and in that capacity he also serves as the Chief Compliance Officer to three unaffiliated BDCs. Prior to joining ACA Group, Mr. Cummins was a consultant for Barclays Capital Inc. from 2012 to 2013, where he participated in numerous compliance projects on pricing and valuation, compliance assessments, and compliance policy and procedure development. Prior to his consulting work at Barclays, Mr. Cummins was from 2010 to 2011 the Chief Operating Officer and the Chief Compliance Officer for BroadArch Capital and from 2009 to 2011 the Chief Financial Officer and Chief Compliance Officer to its predecessor New Castle Funds, a long-short equity asset manager. Prior to that, Mr. Cummins spent 25 years at Bear Stearns Asset Management (BSAM), where he was a Managing Director and held senior compliance, controllers and operations risk positions. Mr. Cummins graduated with a B.A. in Mathematics from Fordham University.

Compensation of Directors

The following table sets forth compensation of our directors for the year ended March 31, 2024:

Name	Fees Earned(1)	All Other Compensation(2)	Aggregate Compensation from Fund Complex(3)
Interested Directors
Jonathan H. Cohen	—	—	—
Saul B. Rosenthal	—	—	—

Independent Directors
Mark J. Ashenfelter	$113,000	—	$116,750
John Reardon	$113,000	—	$116,750
David S. Shin	$123,000	—	$126,750

____________

(1)      For a discussion of the independent directors’ compensation, see below.

(2)      We do not maintain a stock option plan, non-equity incentive plan or pension plan for our directors.

(3)      “Fund Complex” includes Oxford Park Income Fund, Inc. for the period from April 3, 2023 (commencement of operations) to March 31, 2024.

Prior to October 1, 2023, independent directors received an annual fee of $90,000. In addition, the independent directors received $2,000 plus reimbursement of reasonable out-of-pocket expenses incurred in connection with attending each Board of Directors meeting, and relevant committee members received $1,500 plus reimbursement of reasonable out-of-pocket expenses incurred in connection with attending each Valuation Committee meeting and $1,000 plus reimbursement of reasonable out-of-pocket expenses incurred in connection with attending each Audit Committee meeting. The Chairman of the Audit Committee also received an additional annual fee of $10,000.

Effective October 1, 2023, independent directors continue to receive an annual fee of $90,000. In addition, the independent directors receive $4,000 plus reimbursement of reasonable out-of-pocket expenses incurred in connection with attending each Board of Directors meeting, and relevant committee members receive $1,500 plus reimbursement of reasonable out-of-pocket expenses incurred in connection with attending each Valuation Committee meeting and $1,500 plus reimbursement of reasonable out-of-pocket expenses incurred in connection with attending each Audit Committee meeting. The Chairman of the Audit Committee continues to receive an additional annual fee of $10,000. No compensation is paid to directors who are interested persons of the Fund as defined in Section 2(a)(19) of the 1940 Act. No compensation is paid to directors who are “interested persons” of the Fund as defined in the 1940 Act.

Compensation of Chief Executive Officer and Other Executive Officers

We do not have a compensation committee because our executive officers do not receive any direct compensation from the Fund. Mr. Cohen, our Chief Executive Officer, and Mr. Rosenthal, our President, through their ownership interest in Oxford Funds, the managing member of Oxford Lane Management, are entitled to a portion of any profits earned by Oxford Lane Management, which includes any fees payable to Oxford Lane Management under the terms of the Investment Advisory Agreement, less expenses incurred by Oxford Lane Management in performing its services under the Investment Advisory Agreement. Messrs. Cohen and Rosenthal do not receive any additional compensation from Oxford Lane Management in connection with the management of our portfolio.

The compensation of Mr. Rubin, our Chief Financial Officer, Treasurer and Corporate Secretary, is paid by our administrator, Oxford Funds, subject to reimbursement by us of an allocable portion of such compensation for services rendered by Mr. Rubin to the Fund.

Mr. Cummins, our Chief Compliance Officer, is a director of ACA Group, LLC and performs his functions under the terms of an agreement between us and ACA Group, LLC.

BOARD APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT

At an in-person meeting of our Board of Directors held on July 27, 2023, our Board of Directors unanimously voted to re-approve the Investment Advisory Agreement. In reaching a decision to approve the Investment Advisory Agreement, the independent directors reviewed a significant amount of information provided by Oxford Lane Management in response to questionnaires provided by counsel to the independent directors on behalf of the independent directors and considered and concluded, among other things:

•        The nature, quality and extent of the advisory and other services to be provided to us by Oxford Lane Management, including with respect to the investment criteria and parameters used by Oxford Lane Management in identifying potential investment opportunities and Oxford Lane Management’s policies and guidelines currently in place to monitor and manage the risk and volatility associated with the Fund’s portfolio, and the qualifications and abilities of the professional personnel of Oxford Lane Management and the compensation structure for such personnel, and concluded that such services are satisfactory;

•        The investment performance of the Fund and Oxford Lane Management including a comparison to the performance of the Fund’s peer group, and concluded that the Fund’s performance is reasonable in comparison to its peers;

•        Comparative data with respect to advisory fees or similar expenses paid by other closed-end management investment companies with similar investment objectives, and concluded that the total advisory fees paid by the Fund to Oxford Lane Management were not unreasonable;

•        Our historical and projected operating expenses and expense ratio compared to closed-end management investment companies with similar investment objectives, and concluded that our operating expenses were reasonable;

•        The direct and indirect costs that might be incurred by Oxford Lane Management and its affiliates in performing services for the Fund and the basis of determining and allocating these costs, including through the Investment Advisory Agreement and Administration Agreement;

•        The possible economies of scale arising from the Fund’s size and/or anticipated growth;

•        The services to be performed and the personnel performing such services under the Investment Advisory Agreement, and concluded that the services to be performed and the personnel performing such services were satisfactory;

•        Other possible benefits to the Adviser and its affiliates arising from their relationships with the Fund; and

•        The possibility of obtaining similar services from other third-party service providers or through an internally managed structure and concluded that our current externally managed structure with Oxford Lane Management as our investment adviser was satisfactory.

Based on the information reviewed and the discussions detailed above, the Board of Directors, including all of the directors who are not “interested persons” as defined in the 1940 Act, and assisted by independent counsel, concluded that the fees payable to Oxford Lane Management pursuant to the Investment Advisory Agreement were not unreasonable, and comparable to the fees paid by other management investment companies with similar investment objectives, in relation to the services to be provided. The Board of Directors did not assign relative weights to the above factors, or the other factors considered by it. Individual members of the Board of Directors may have given different weights to different factors.

SUBMISSION OF MATTERS TO A VOTE OF STOCKHOLDERS

The Fund held its Annual Meeting of Stockholders (the ‘‘Meeting’’) on October 20, 2023 and submitted one matter to the vote of the stockholders. At the Meeting, stockholders elected nominees for director, to serve for a three-year term to expire at the 2026 Annual Meeting of Stockholders based on the following votes:

Name	Votes for	Votes Withheld
John Reardon(1)	109,183,135	16,705,189

____________

(1)      Mr. Reardon was elected by the holders of our common stock and preferred stock, voting together as a single class.

CHANGES OCCURING DURING THE REPORTING PERIOD

The following information in this annual report is a summary of certain changes during the most recent fiscal year. This information may not reflect all of the changes that have occurred since you purchased securities of the Fund.

During the applicable period, except as noted below, there have been: (i) no material changes to the Fund’s investment objectives and policies that constitute its principal portfolio emphasis that have not been approved by stockholders; (ii) no changes to the persons primarily responsible for day-to-day management of the Fund; and (iii) no changes to the Fund’s charter or by-laws that would delay or prevent a change of control.

Summary Risk Factors

The value of our assets, as well as the market price of our securities, will fluctuate. Our investments may be risky, and you may lose all or part of your investment in us. Investing in Oxford Lane Capital involves other risks, including the following:

Risks Relating to Our Business and Structure

•        Our investment portfolio is recorded at fair value, with our Board of Directors having final responsibility for overseeing, reviewing and approving, in good faith, its estimate of fair value and, as a result, there will be uncertainty as to the value of our portfolio investments.

•        Our financial condition and results of operations will depend on our ability to manage our existing portfolio and future growth effectively.

•        We are dependent upon Oxford Lane Management’s key management personnel for our future success, particularly Jonathan H. Cohen and Saul B. Rosenthal.

•        We operate in a highly competitive market for investment opportunities.

•        Regulations governing our operation as a registered closed-end management investment company, including the asset coverage ratio requirements under the 1940 Act, affect our ability to raise additional capital and the way in which we do so. The raising of debt capital may expose us to risks, including the typical risks associated with leverage.

•        We are permitted to borrow money, which magnifies the potential for gain or loss on amounts invested and may increase the risk of investing in us.

•        There are significant potential conflicts of interest between Oxford Lane Management and our management team.

Risks Related to U.S. Federal Tax Regulation

•        We will be subject to U.S. federal income tax at corporate rates, if we are unable to qualify for tax treatment as a RIC for U.S. federal income tax purposes.

Risks Relating to Our Investments

•        Our investments in CLO vehicles are riskier and less transparent to us and our stockholders than direct investments in the underlying Senior Loans or CLO Assets.

•        CLO securities and their investments are often illiquid.

•        Our portfolio of investments may lack diversification among CLO vehicles which may subject us to a risk of significant loss if one or more of these CLO vehicles experience a high level of defaults on its underlying Senior Loans or CLO Assets.

•        Investing in CLO vehicles, Senior Loans and other high-yield corporate credits involves a variety of risks, any of which may adversely impact our performance.

•        Inflation may adversely affect our and our portfolio companies’ business, results of operations and financial condition.

Risks Relating to an Investment in Our Securities

•        Common shares of closed-end management investment companies, including Oxford Lane Capital, have in the past frequently traded at discounts to their net asset values, and we cannot assure you that the market price of shares of our common stock will not decline below our net asset value per share.

•        Our common stock price may be volatile and may decrease substantially.

See “PRINCIPAL RISKS” below, as well as our prospectus, for additional discussion of factors you should carefully consider before investing in the Fund’s securities.

PRINCIPAL RISKS

Investing in our securities involves a number of significant risks. In addition to the other information contained elsewhere in this report, you should consider carefully the following information before making an investment in our securities. If any of the following events occur, our business, financial condition and results of operations could be materially and adversely affected. In such case, the net asset value of our common stock could decline, and you may lose all or part of your investment.

Risks Relating to Our Business and Structure

Our financial condition and results of operations depend on Oxford Lane Management’s ability to effectively manage and deploy capital.

Our ability to achieve our investment objective depends on our ability to effectively manage and deploy capital, which depends, in turn, on Oxford Lane Management’s ability to identify, evaluate and monitor, and our ability to acquire, investments that meet our investment criteria.

Accomplishing our investment objective on a cost-effective basis is largely a function of Oxford Lane Management’s handling of the investment process, its ability to provide competent, attentive and efficient services and our access to investments offering acceptable terms, either in the primary or secondary markets. Even if we are able to grow and build upon our investment operations, any failure to manage our growth effectively could have a material adverse effect on our business, financial condition, results of operations and prospects. The results of our operations will depend on many factors, including the availability of opportunities for investment, readily accessible short and long-term funding alternatives in the financial markets and economic conditions. Furthermore, if we cannot successfully operate our business or implement our investment policies and strategies as described herein, it could negatively impact our ability to pay distributions.

Our success will depend on the ability of Oxford Lane Management and certain of its affiliates to attract and retain qualified personnel in a competitive environment.

Our success also requires that Oxford Lane Management retain investment and administrative personnel in a competitive market. Its ability to attract and retain personnel with the requisite credentials, experience and skills depends on several factors including, but not limited to, its ability to offer competitive wages, benefits and professional growth opportunities. Many of the entities, including investment funds (such as private equity funds, mezzanine funds and business development companies) and traditional financial services companies, with which we compete for experienced personnel have greater resources than we have. Oxford Lane Management has the right, under the Investment Advisory Agreement, to resign at any time upon 60 days’ written notice, whether we have found a replacement or not. If Oxford Lane Management resigns, we may not be able to find a new Adviser or hire internal management with similar expertise and ability to provide the same or equivalent services on acceptable terms within 60 days, or at all. If we are unable to do so quickly, our operations are likely to experience a disruption, our financial condition, business and results of operations as well as our ability to pay distributions are likely to be adversely affected and the market price of our shares may decline. In addition, the coordination of our internal management and investment activities is likely to suffer if we are unable to identify and reach an agreement with a single institution or group of executives having the expertise possessed by Oxford Lane Management and its affiliates. Even if we are able to retain comparable management, whether internal or external, the integration of such management and their lack of familiarity with our investment objective may result in additional costs and time delays that may adversely affect our financial condition, business and results of operations.

We are dependent upon Oxford Lane Management’s key management personnel for our future success, particularly Jonathan H. Cohen and Saul B. Rosenthal.

We depend on the diligence, skill and network of business contacts of the senior management of Oxford Lane Management. The senior management, together with other investment professionals, will evaluate, negotiate, structure, close, monitor and service our investments. Our future success will depend to a significant extent on the continued service and coordination of the senior management team, particularly Jonathan H. Cohen, the Chief Executive Officer of Oxford Lane Management, and Saul B. Rosenthal, the President of Oxford Lane Management. Neither Mr. Cohen nor Mr. Rosenthal will devote all of their business time to our operations, and both will have other demands on their time as a result of their other activities. Neither Mr. Cohen nor Mr. Rosenthal is subject to an employment contract. The departure of either of these individuals could have a material adverse effect on our ability to achieve our investment objective. In addition, due to Oxford Lane Management’s relatively small staff size, the departure of any of Oxford Lane Management’s personnel, including investment, accounting and compliance professionals, could have a material adverse effect on us.

Although Messrs. Cohen and Rosenthal have experience managing other investment portfolios, including those of Oxford Square Capital Corp., a publicly traded business development company that invests principally in the debt of U.S.-based companies, Oxford Park Income Fund, Inc., a non-traded registered closed-end fund that invests principally in CLO debt and equity securities, and the Oxford Gate Funds and Oxford Bridge II, LLC, private investment funds that invest principally in the equity of CLOs, their track record and prior achievements are not necessarily indicative of future results that will be achieved by Oxford Lane Management. We cannot assure you that we will be able to achieve the results realized by other vehicles managed by Messrs. Cohen and Rosenthal.

Our incentive fee structure and the formula for calculating the fee payable to Oxford Lane Management may incentivize Oxford Lane Management to pursue speculative investments, use leverage when it may be unwise to do so, or refrain from de-levering when it would otherwise be appropriate to do so.

The incentive fee payable by us to Oxford Lane Management may create an incentive for Oxford Lane Management to pursue investments on our behalf that are riskier or more speculative than would be the case in the absence of such compensation arrangement. Such a practice could result in our investing in more speculative securities than would otherwise be the case, which could result in higher investment losses, particularly during economic downturns. The incentive fee payable to Oxford Lane Management is based on our pre-incentive net investment income, as calculated in accordance with our Investment Advisory Agreement. In addition, our base management fee is calculated on the basis of our gross assets, including assets acquired through the use of leverage. This may encourage Oxford Lane Management to use leverage to increase the aggregate amount of and the return on our investments, even when it may not be appropriate to do so, and to refrain from de-levering when it would otherwise be appropriate to do so. Under certain circumstances, the use of leverage may increase the likelihood of default, which would impair the value of our securities.

We may invest, to the extent permitted by law, in the securities and other instruments of other investment companies, including private funds, and, to the extent we so invest, will bear our ratable share of any such investment company’s expenses, including management and performance fees. We will also remain obligated to pay management and incentive fees to Oxford Lane Management with respect to the assets invested in the securities and other instruments of other investment companies. With respect to each of these investments, each of our stockholders will bear his or her share of the management and incentive fee of Oxford Lane Management as well as indirectly bearing the management and performance fees and other expenses of any investment companies in which we invest.

In the course of our investing activities, we will pay management and incentive fees to Oxford Lane Management and reimburse Oxford Lane Management for certain expenses it incurs. As a result, investors in our common stock will invest on a “gross” basis and receive distributions on a “net” basis after expenses, resulting in a lower rate of return than an investor might achieve through direct investments.

A general increase in interest rates may have the effect of making it easier for Oxford Lane Management to receive incentive fees, without necessarily resulting in an increase in our net earnings.

Given the structure of our Investment Advisory Agreement with Oxford Lane Management, any general increase in interest rates will likely have the effect of making it easier for Oxford Lane Management to meet the quarterly hurdle rate for payment of income incentive fees under the Investment Advisory Agreement without any additional increase in relative performance on the part of Oxford Lane Management. In addition, in view of the catch-up provision applicable to income incentive fees under the Investment Advisory Agreement, Oxford Lane Management could potentially receive a significant portion of the increase in our investment income attributable to such a general increase in interest rates. If that were to occur, our increase in net earnings, if any, would likely be significantly smaller than the relative increase in Oxford Lane Management’s income incentive fee resulting from such a general increase in interest rates.

We may borrow money and/or issue preferred stock to leverage our portfolio, which would magnify the potential for gain or loss on amounts invested and will increase the risk of investing in us.

The use of leverage magnifies the potential for gain or loss on amounts invested and, therefore, increases the risks associated with investing in our securities. As of March 31, 2024, we have an aggregate of $68.1 million of preferred stock with a preferred rate of 6.75% per annum, an aggregate of $88.1 million of preferred stock with a preferred rate of 6.25% per annum, an aggregate of $67.2 million of preferred stock with a preferred rate of 6.00% per annum, an aggregate of $63.8 million of preferred stock with a preferred rate of 7.125% per annum, $100.0 million of 5.00% Unsecured Notes due 2027 and $100.0 million of 6.75% Unsecured Notes due 2031. Although we have no current intention to do so, we may borrow from and issue senior securities, including additional shares of preferred stock, to banks, insurance companies and other lenders in the future. Holders of these senior securities will have fixed dollar claims on our assets that are superior to the claims of our common stockholders, and we would expect such lenders to seek recovery against our assets in the event of a default. If the value of our assets decreases, leveraging would cause net asset value to decline more sharply than it otherwise would have had we not leveraged. Similarly, any decrease in our income would cause net income to decline more sharply than it would have had we not borrowed. Such a decline could also negatively affect our ability to make dividend payments on our common stock. Leverage is generally considered a speculative investment technique. Our ability to service any debt that we incur will depend largely on our financial performance and will be subject to prevailing economic conditions and competitive pressures. Moreover, as the management fee payable to Oxford Lane Management will be payable based on our gross assets, including those assets acquired through the use of leverage, Oxford Lane Management will have a financial incentive to incur leverage which may not be consistent with our stockholders’ interests. In addition, our common stockholders will bear the burden of any increase in our expenses as a result of leverage, including any increase in the management fee payable to Oxford Lane Management.

As a registered closed-end management investment company, we will generally be required to meet an asset coverage ratio with respect to our outstanding senior securities representing indebtedness, defined under the 1940 Act as the ratio of our gross assets (less all liabilities and indebtedness not represented by senior securities) to our outstanding senior securities representing indebtedness, of at least 300% after each issuance of senior securities representing indebtedness. In addition, we will generally be required to meet an asset coverage ratio with respect to our outstanding preferred stock, as defined under the 1940 Act as the ratio of our gross assets (less all liabilities and indebtedness not represented by senior securities) to our outstanding senior securities representing indebtedness, plus the aggregate involuntary liquidation preference of our outstanding preferred stock, of at least 200% immediately after each issuance of such preferred stock. If this ratio declines, we may not be able to incur additional debt or issue additional shares of preferred stock and could be required by law to sell a portion of our investments to repay some debt or redeem some preferred stock when it is disadvantageous to do so, which could have a material adverse effect on our operations, and we may not be able to make distributions or repurchases of stock. The amount of leverage that we employ will depend on Oxford Lane Management’s and our Board of Directors’ assessment of market and other factors at the time of any proposed borrowing. We cannot assure you that we will be able to obtain credit at all or on terms acceptable to us.

In addition, any debt facility into which we may enter would likely impose financial and operating covenants that restrict our business activities, including limitations that could hinder our ability to finance additional loans and investments or to make the distributions required to maintain our status as a RIC under Subchapter M of the Code.

Illustration.    The following table illustrates the effect of leverage on returns from an investment in our common stock assuming various annual returns, net of expenses. The calculations in the table below are hypothetical and actual returns may be higher or lower than those appearing below.

Assumed Return on Our Portfolio(1) (net of expenses)	-10.0%	-5.0%	0.0%	5.0%	10.0%
Corresponding net return to common stockholder	(16.4)%	(9.3)%	(2.2)%	4.9%	12.0%

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(1)      Assumes (i) $1,950.9 million in pro forma total assets as of March 31, 2024; (ii) $1,371.1 million in pro forma net assets as of March 31, 2024 (adjusted to reflect the issuances noted in the Fees and Expenses section above); and (iii) an annualized average interest rate on our indebtedness and preferred equity, as of March 31, 2024 (adjusted to reflect the issuances described above), of 6.25%. Based on our assumed leverage described above, our investment portfolio would have been required to experience an annual return of at least 1.6% to cover annual interest and dividend payments on our outstanding indebtedness and preferred equity.

Our investment portfolio is recorded at fair value, with our Board of Directors having final responsibility for overseeing, reviewing and approving, in good faith, its estimate of fair value and, as a result, there will be uncertainty as to the value of our portfolio investments.

Under the 1940 Act, we are required to carry our portfolio investments at market value or, if there is no readily available market value, at fair value as determined by us in accordance with our written valuation policy with our Board of Directors having final responsibility for overseeing, reviewing and approving, in good faith, its estimate of fair value. Typically, there will not be a public market for the type of investments we target. As a result, the Board will determine the fair value of these securities quarterly based on relevant information compiled by our Adviser, third-party pricing services (when available) and our Valuation Committee.

The determination of fair value and, consequently, the amount of unrealized gains and losses in our portfolio, are to a certain degree subjective and dependent on a valuation process approved by our Board of Directors. Certain factors that may be considered in determining the fair value of our investments include available indicative bids or quotations, as well as external events, such as private mergers, sales and acquisitions involving comparable companies. Because such valuations, and particularly valuations of private securities, are inherently uncertain, they may fluctuate over short periods of time and may be based on estimates. The fair value of our investments may differ materially from the values that would have been used if an active public market for these securities existed. The fair value of our investments has a material impact on our net earnings through the recording of unrealized appreciation or depreciation of investments and may cause our net asset value on a given date to materially understate or overstate the value that we may ultimately realize on one or more of our investments. Investors purchasing our securities based on an overstated net asset value may pay a higher price than the value of our investments might warrant. Conversely, investors selling shares during a period in which the net asset value understates the value of our investments may receive a lower price for their shares than the value of our investments might warrant.

We operate in a highly competitive market for investment opportunities.

We may compete for investments with other investment funds (potentially including private equity funds, mezzanine funds and business development companies), as well as traditional financial services companies, which could include commercial banks, investment banks, finance companies and other sources of funding.

Many of our competitors are substantially larger and have considerably greater financial, technical and marketing resources than us. For example, some competitors may have a lower cost of capital and access to funding sources that may not be available to us. In addition, some of our competitors may have higher risk tolerances or different risk assessments than we have. These characteristics could allow our competitors to consider a wider variety of investments, establish more relationships and offer higher pricing than we are willing to offer to potential sellers. We may lose investment opportunities if our competitors are willing to pay more for the types of investments that we intend to target. If we are forced to pay more for our investments, we may not be able to achieve acceptable returns on our investments or may bear substantial risk of capital loss. An increase in the number and/or the size of our competitors in our target markets could force us to accept less attractive investments. Furthermore, many of our competitors have greater experience operating under, or are not be subject to, the regulatory restrictions that the 1940 Act imposes on us as a closed-end management investment company.

There are significant potential conflicts of interest which could impact our investment returns.

Oxford Lane Management’s investment team presently manages the portfolios of Oxford Square Capital Corp., a publicly-traded business development company that invests principally in the debt of U.S.-based companies, and Oxford Park Income Fund, Inc., a non-traded registered closed-end fund that invests principally in CLO debt and equity securities. Additionally, Oxford Lane Management’s investment team also manages the Oxford Gate Funds and Oxford Bridge II, LLC, managed by Oxford Gate Management, LLC. Oxford Bridge II, LLC and the Oxford Gate Funds are private investment funds. In addition, our executive officers and directors, as well as the current and future members of Oxford Lane Management, may serve as officers, directors or principals of other entities that operate in the same or a related line of business as we do. Accordingly, they may have obligations to investors in those entities, the fulfillment of which obligations may not be in the best interests of us or our stockholders. Each of Oxford Square Capital Corp., Oxford Park Income Fund, Inc., Oxford Bridge II, LLC and the Oxford Gate Funds, as well as any affiliated investment vehicle formed in the future and managed by Oxford Lane Management or its affiliates may, notwithstanding different stated investment objectives, have overlapping investment objectives with our own and, accordingly, may invest in asset classes similar to those targeted by us. As a result, Oxford Lane Management’s investment team may face conflicts in allocating investment opportunities between us and such other entities. Although Oxford Lane Management’s investment team will endeavor to allocate investment opportunities in a fair and equitable manner, it is possible that, in the future, we may not be given the opportunity to participate in investments made by investment funds, including Oxford Square Capital Corp., Oxford Park Income Fund, Inc., Oxford Bridge II, LLC and the Oxford Gate Funds, managed by Oxford Lane Management or an investment adviser affiliated with Oxford Lane Management. In any such case, when Oxford Lane Management’s investment team identifies an investment, it will be required to choose which investment fund should make the investment, although the Fund, Oxford Square Capital Corp., Oxford Park Income Fund, Inc., Oxford Bridge II, LLC and the Oxford Gate Funds are subject to an allocation policy to ensure the equitable distribution of such investment opportunities, consistent with the requirements of the 1940 Act.

As a registered closed-end fund, we are limited in our ability to co-invest in privately negotiated transactions with certain funds or entities managed by Oxford Lane Management or its affiliates without an exemptive order from the SEC. On June 14, 2017, the SEC issued an exemptive order, or the “Exemptive Order,” which permits us to co-invest in portfolio companies with certain funds or entities managed by Oxford Lane Management or its affiliates in certain negotiated transactions where co-investing would otherwise be prohibited under the 1940 Act, subject to the conditions of the Exemptive Order. Pursuant to the Exemptive Order, we are permitted to co-invest with our affiliates if a “required majority” (as defined in Section 57(o) of the 1940 Act) of our “independent directors” (as defined in Section 2(a)(19) of the 1940 Act) make certain conclusions in connection with a co-investment transaction, including, but not limited to, that (1) the terms of the potential co-investment transaction, including the consideration to be paid, are reasonable and fair to us and our stockholders and do not involve overreaching in respect of us or our stockholders on the part of any person concerned, and (2) the potential co-investment transaction is consistent with the interests of our stockholders and is consistent with our then-current investment objective and strategies.

We will reimburse Oxford Funds, as our administrator, our allocable portion of overhead and other expenses incurred by Oxford Funds in performing its obligations under the Administration Agreement, including rent, the fees and expenses associated with performing administrative functions, and our allocable portion of the compensation of our Chief Financial Officer and any administrative support staff, including accounting personnel. We will also reimburse Oxford Funds for the costs associated with the functions performed by our Chief Compliance Officer that Oxford Funds pays on the Company’s behalf pursuant to the terms of an agreement between us and ACA Group. These arrangements may create conflicts of interest that our Board of Directors must monitor. Oxford Lane Management will not be reimbursed for any performance-related compensation of its employees.

Regulations governing our operation as a registered closed-end management investment company, including the asset coverage ratio requirements under the 1940 Act, affect our ability to raise additional capital and the way in which we do so. The raising of debt capital may expose us to risks, including the typical risks associated with leverage.

Although we have no current intention to do so, we may in the future issue debt securities or additional shares of preferred stock and/or borrow money from banks or other financial institutions, which we refer to collectively as “senior securities,” up to the maximum amount permitted by the 1940 Act. Under the provisions of the 1940 Act, we will be permitted, as a registered closed-end management investment company, to issue senior securities representing indebtedness so long as our asset coverage ratio with respect thereto, defined under the 1940 Act as the ratio of our gross assets (less all liabilities and indebtedness not represented by senior securities) to our outstanding senior securities representing indebtedness, is at least 300% after each issuance of such senior securities. In addition, we will be permitted to issue additional shares of preferred stock so long as our asset coverage ratio with respect thereto, defined under the 1940 Act as the ratio of our gross assets (less all liabilities and indebtedness not represented by senior securities) to our outstanding senior securities representing indebtedness, plus the aggregate involuntary liquidation preference of our outstanding preferred stock, is at least 200% after each issuance of such preferred stock. If the value of our assets declines, we may be unable to satisfy this test. If that happens, we may be required to sell a portion of our investments and, depending on the nature of our leverage, repay a portion of our indebtedness or redeem outstanding shares of preferred stock or debt, in each case at a time when doing so may be disadvantageous. Also, any amounts that we use to service our indebtedness or preferred dividends would not be available for distributions to our common stockholders. Furthermore, as a result of issuing senior securities, we would also be exposed to typical risks associated with leverage, including an increased risk of loss. If we issue additional preferred stock, the preferred stock would continue to rank “senior” to common stock in our capital structure, preferred stockholders would continue to have separate voting rights on certain matters and might have other rights, preferences, or privileges more favorable than those of our common stockholders, and the issuance of additional shares of preferred stock could have the effect of delaying, deferring or preventing a transaction or a change of control that might involve a premium price for holders of our common stock or otherwise be in your best interest.

We are not generally able to issue and sell our common stock at a price below net asset value per share, other than in connection with a rights offering to our existing stockholders. We may, however, sell our common stock at a price below the then-current net asset value per share of our common stock if our Board of Directors determines that such sale is in the best interests of the Company and our stockholders, and our stockholders approve such sale. In any such case, the price at which our securities are to be issued and sold may not be less than a price that, in the determination of our Board of Directors, closely approximates the market value of such securities (less any distributing commission or discount). If we raise additional funds by issuing more common stock, then the percentage ownership of our stockholders at that time will decrease, and you may experience dilution.

Our financial condition and results of operations depend on our ability to effectively manage and deploy capital.

Our ability to achieve our investment objective depends on our ability to effectively manage and deploy capital, which depends, in turn, on Oxford Lane Management’s ability to identify, evaluate and monitor, and our ability to acquire, investments that meet our investment criteria.

Accomplishing our investment objective on a cost-effective basis is largely a function of Oxford Lane Management’s handling of the investment process, its ability to provide competent, attentive and efficient services and our access to investments offering acceptable terms, either in the primary or secondary markets. Even if we are able to grow and build upon our investment operations, any failure to manage our growth effectively could have a material adverse effect on our business, financial condition, results of operations and prospects. The results of our operations will depend on many factors, including the availability of opportunities for investment, readily accessible short and long-term funding alternatives in the financial markets and economic conditions. Furthermore, if we cannot successfully operate our business or implement our investment policies and strategies as described herein, it could negatively impact our ability to pay distributions.

Our Board of Directors is authorized to reclassify any unissued shares of common stock into one or more classes of preferred stock, which could convey special rights and privileges to its owners.

Under Maryland General Corporation Law and our charter, or “Charter,” our Board of Directors is authorized to classify and reclassify any authorized but unissued shares of stock into one or more classes of stock, including preferred stock. Prior to issuance of shares of each class or series, the Board of Directors will be required by Maryland law and our Charter to set the terms, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms or conditions of redemption for each class or series. Thus, the Board of Directors could authorize the issuance of shares of preferred stock with terms and conditions which could have the effect of delaying, deferring or preventing a transaction or a change in control that might involve a premium price for holders of our common stock or otherwise be in their best interest. The cost of any such reclassification would be borne by our common stockholders. Certain matters under the 1940 Act require the separate vote of the holders of any issued and outstanding preferred stock. For example, holders of preferred stock would vote separately from the holders of common stock on a proposal to cease operations as a registered closed-end management investment company. In addition, the 1940 Act provides that holders of preferred stock are entitled to vote separately from holders of common stock to elect two preferred stock directors. We have issued preferred stock and may issue additional shares of preferred stock in the future. These effects, among others, could have an adverse effect on your investment in our common stock.

Our Board of Directors may change our operating policies and strategies without prior notice or stockholder approval, the effects of which may be adverse.

Our Board of Directors will have the authority to modify or waive our current operating policies, investment criteria and strategies, other than those that we have deemed to be fundamental, without prior notice and without stockholder approval. We cannot predict the effect any changes to our current operating policies, investment criteria and strategies would have on our business, net asset value, operating results and value of our stock. However, the effects might be adverse, which could negatively impact our ability to pay you dividends and cause you to lose all or part of your investment.

Our business and operation could be negatively affected if we become subject to any securities litigation or shareholder activism, which could cause us to incur significant expense, hinder execution of our investment strategy and impact our stock price.

In the past, following periods of volatility in the market price of a company’s securities, securities class action litigation has often been brought against that company. While we are currently not subject to any securities litigation, due to the volatility of our stock price and for a variety of other reasons, we may in the future become the target of securities litigation and the subject of shareholder activism. If at any time our current Investment Advisory Agreement is terminated, we may not be able to find a new investment adviser or hire internal management with similar expertise and ability to provide the same or equivalent services on acceptable terms. If we are unable to do so quickly, our operations are likely to experience a disruption, our financial condition, business and results of operations as well as our ability to pay distributions are likely to be adversely affected and the market price of our shares may decline.

Securities litigation and shareholder activism, including potential proxy contests, could result in substantial costs and divert management’s and our Board of Director’s attention and resources from our business. Additionally, such securities litigation and shareholder activism could give rise to perceived uncertainties as to our future, adversely affect our relationships with service providers and make it more difficult to attract and retain qualified personnel. Also, we may be required to incur significant legal fees and other expenses related to any securities litigation and activist shareholder matters. Further, our stock price could be subject to significant fluctuation or otherwise be adversely affected by the events, risks and uncertainties of any securities litigation and shareholder activism.

We incur significant costs as a result of being a publicly traded company.

As a publicly traded company, we incur legal, accounting and other expenses, including the costs associated with periodic reporting requirements, as well as additional corporate governance requirements and other rules implemented by the SEC.

Our business is subject to increasingly complex corporate governance, public disclosure and accounting requirements that could adversely affect our business and financial results.

We are subject to changing rules and regulations of federal and state government as well as the stock exchange on which our common stock is listed. These entities, including the Public Company Accounting Oversight Board, the SEC and the NASDAQ Stock Market, have issued a significant number of new and increasingly complex requirements and regulations over the course of the last several years and continue to develop additional regulations and requirements in response to laws enacted by Congress. Our efforts to comply with these requirements have resulted in, and are likely to continue to result in, an increase in expenses and a diversion of management’s time from other business activities.

Risks Related to U.S. Federal Income Tax

We will be subject to corporate-level U.S. federal income tax if we are unable to maintain our RIC status under Subchapter M of the Code.

Although we have elected to be treated as a RIC under Subchapter M of the Code, no assurance can be given that we will be able to continue to qualify for and maintain RIC status. If we qualify as a RIC under the Code, we generally will not be subject to corporate-level federal income taxes on our income and capital gains that are timely distributed (or deemed distributed) as dividends for U.S. federal income tax purposes to our stockholders. To qualify as a RIC under the Code and to be relieved of federal taxes on income and gains distributed as dividends for U.S. federal income tax purposes to our stockholders, we must, among other things, meet certain source-of-income, asset diversification and distribution requirements. The distribution requirement for a RIC is satisfied if we distribute dividends each tax year for U.S. federal income tax purposes of an amount generally at least equal to 90% of the sum of its net ordinary income and net short-term capital gains in excess of net long-term capital losses, if any, to our stockholders.

We cannot predict how tax reform legislation will affect us, our investments, or our stockholders, and any such legislation could adversely affect our business.

Changes in tax laws, regulations or administrative interpretations or any amendments thereto could adversely affect us, the entities in which we invest, or our stockholders. You are urged to consult with your tax advisor with respect to the impact of any such legislation or other regulatory or administrative developments and proposals and their potential effect on your investment in us.

The amount of any distributions we may make on our common stock is uncertain. We may not be able to pay you distributions or be able to sustain distributions at any particular level, and our distributions per share, if any, may not grow over time, and our distributions per share may be reduced.

We cannot assure investors that we will achieve investment results that will allow us to make a specified level of cash distributions or year-to-year increases in cash distributions. All distributions will be paid at the discretion of the Board of Directors and may depend on our net investment income, financial condition, maintenance of our RIC status, compliance with applicable regulations and such other factors as the Board of Directors may deem relevant from time to time.

In the event that we encounter delays in locating suitable investment opportunities, all or a substantial portion of our distributions may constitute a return of capital to stockholders. To the extent that we pay distributions that constitute a return of capital for U.S. federal income tax purposes, it will lower an investor’s tax basis in his or her shares. A return of capital generally is a return of an investor’s investment, rather than a return of earnings or gains derived from our investment activities, and generally results in a reduction of the tax basis in the shares. As a result from such reduction in tax basis, stockholders may be subject to tax in connection with the sale of their shares, even if such shares are sold at a loss relative to the stockholder’s original investment.

We may have difficulty paying our required distributions if we recognize income before or without receiving cash representing such income.

For U.S. federal income tax purposes, we will include in income certain amounts that we have not yet received in cash, such as original issue discount, or “OID,” which may arise if we receive warrants in connection with the making of a loan or possibly in other circumstances, or contracted payment-in-kind, or “PIK,” interest, which represents contractual interest added to the loan balance and due at the end of the loan term. In addition, we may be required to accrue for U.S. federal income tax purposes amounts attributable to our investment in CLOs that may differ from the distributions received in respect of such investments. We also may be required to include in income certain other amounts that we will not receive in cash.

Because in certain cases we may recognize income before or without receiving cash representing such income, we may have difficulty satisfying the Annual Distribution Requirement (as defined below) applicable to RICs. Accordingly, we may have to sell some of our investments at times we would not consider advantageous, raise additional debt or equity capital, reduce new investments or make taxable distributions of our stock or debt securities to meet that distribution requirement. If we are not able to obtain cash from other sources, we may fail to qualify for RIC tax treatment and thus be subject to U.S. federal income tax at corporate rates.

In addition, OID income for certain portfolio investments may or may not be included as a factor in the determination of the fair value of such investments.

Risks Related to Our Investments

Our investments in CLO vehicles are riskier and less transparent to us and our stockholders than direct investments in the underlying Senior Loans or CLO Assets.

We have initially invested principally in equity and junior debt tranches issued by CLO vehicles. Generally, there may be less information available to us regarding the underlying debt investments held by such CLO vehicles than if we had invested directly in the debt of the underlying companies. As a result, our stockholders may not know the details of the underlying debt investments of the CLO vehicles in which we invest. Our CLO investments will also be subject to the risk of leverage associated with the debt issued by such CLOs and the repayment priority of senior debt holders in such CLO vehicles. Additionally, CLOs in which we invest are often governed by a complex series of legal documents and contracts. As a result, the risk of dispute over interpretation or enforceability of the documentation may be higher relative to other types of investments.

In addition to the general risks associated with investing in debt securities, CLO vehicles carry additional risks, including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the credit quality of the CLO Assets that serve as collateral may decline or the CLO Asset may default; (iii) the CLO may experience losses associated with selling CLO Assets at a loss; (iv) our investments in CLO debt and equity will likely be subordinate to other senior classes of CLO debt; (v) the CLO vehicle itself may experience an event of default, leading to acceleration of the CLO’s debt and liquidation of CLO Assets at undesirable prices and (vi) the complex structure of the security may not be fully understood at the time of investment and may produce disputes among participants of the CLO transaction or unexpected investment results. Our net asset value may also decline over time if our principal recovery with respect to CLO equity investments is less than the price we paid for those investments.

The CLO vehicles in which we invest will issue and sell or have already issued and sold debt tranches that will rank senior to the debt and equity tranches in which we invest. By their terms, such tranches entitle the holders to receive payment of interest or principal on or before the dates on which we are entitled to receive payments with respect to the tranches in which we invest. Also, in the event of default, insolvency, liquidation, dissolution, reorganization or bankruptcy of a CLO vehicle, holders of senior debt instruments would be entitled to receive payment in full before we receive any distribution. After repaying such senior creditors, such CLO vehicle may not have any remaining assets to use for repaying its obligation to us. In the case of tranches ranking equally with the tranches in which we invest, we would have to share on an equal basis any distributions with other investors holding such securities in the event of a default, insolvency, liquidation, dissolution, reorganization or bankruptcy of the relevant CLO vehicle. Therefore, we may not receive back the full amount of our investment (or any of our investment) in a CLO vehicle or may not receive our anticipated yield.

The CLO equity market has experienced significant downturns from time to time. Due to the continued uncertainty in the CLO equity market, we cannot assure you that we will achieve our expected investment results and/or maintain our current level of cash distributions. Our future distributions are dependent upon the investment income we receive on our portfolio investments, including our CLO equity investments. To the extent such CLO investments are terminated prior to the specified maturity date, such proceeds derived from a termination may be less than originally contemplated at that time of such investment. This may result in proceeds which may not be of a sufficient amount to invest in future CLO investments in order to generate cash returns that will enable us to maintain the same level of distributions. This may result in a meaningful reduction in, or complete cessation of, our distributions going forward. In addition, due to the asset coverage test applicable to us as a registered closed-end management investment company, a reduction in the fair value of our investments may limit our ability to make distributions.

CLO investments involve complex accounting and tax considerations.

The accounting and tax implications of such investments are complicated. In particular, reported earnings from the equity tranche investments of these CLO vehicles are recorded under GAAP based upon an effective yield calculation. Current taxable earnings on these investments, however, will generally not be determinable until after the end of the fiscal year of each individual CLO vehicle that ends within our fiscal year, even though the investments are generating cash flow. In general, the tax treatment of these investments may result in higher distributable earnings in the early years and a capital loss at maturity, while for reporting purposes the totality of cash flows are reflected in a constant yield to maturity.

Our investments in CLO securities may be less transparent to us and our stockholders than direct investments in the collateral.

None of the information contained in a CLO’s monthly reports, other trustee reports or any other financial information furnished to us as an investor in a CLO is audited and reported upon, nor is an opinion expressed, by an independent public accountant. We will not be required to share any trustee reports or other reports received from any CLO with our stockholders. Thus, you will have limited information on the assets held by, and the performance of, the CLOs in which we invest.

CLO securities and their investments are often illiquid.

Some instruments issued by CLO vehicles may not be readily marketable and may be subject to restrictions on resale. Securities issued by CLO vehicles are generally not listed on any U.S. national securities exchange and no active trading market may exist for the securities of CLO vehicles in which we may invest. Although a secondary market may exist for our investments in CLO vehicles, the market for our investments in CLO vehicles may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. As a result, these types of investments may be more difficult to value.

Failure by a CLO in which we are invested to satisfy certain tests will harm our operating results.

CLO vehicles in which we invest may fail to satisfy certain financial covenants, specifically those with respect to adequate collateralization and/or interest coverage tests. Such failure could lead to a reduction in such CLO’s payments to us because senior debt holders generally would be entitled to additional payments that would, in turn, reduce the payments we would otherwise be entitled to receive.

Our investments may be highly subordinated and subject to leveraged securities risk.

Our portfolio will include equity and junior debt investments in CLOs, which involve a number of significant risks. CLOs are typically very highly levered (with CLO equity securities typically being leveraged between nine and 13 times), and therefore the junior equity and debt tranches in which we invest will be subject to a higher degree of risk of total loss. In particular, investors in CLO securities indirectly bear risks of the collateral held by such CLOs. We generally have the right to receive payments only from the CLOs, and generally do not have direct rights against the underlying borrowers or the entity that sponsored the CLO transaction. In addition, we may have the option in certain CLOs to contribute additional amounts to the CLO issuer for purposes of acquiring additional assets or curing coverage tests, thereby increasing our overall exposure and capital at risk to such CLO. Although it is difficult to predict whether the prices of assets underlying CLOs will rise or fall, these prices (and, therefore, the prices of the CLOs’ securities) are influenced by the same types of political and economic events that affect issuers of securities and capital markets generally.

Investors will bear indirectly the fees and expenses of the CLO equity securities in which we invest.

While the CLO vehicles we target generally enable the investor to acquire interests in a pool of CLO Assets without the expenses associated with directly holding the same investments, the CLO vehicle itself will incur management fees (including incentive fees) and other expenses. CLO collateral manager fees are charged on the total assets of a CLO but are assumed to be paid from the residual cash flows after interest payments to the CLO senior debt tranches. Therefore, these CLO collateral manager fees are effectively much higher when allocated only to the CLO equity tranche. These fees incurred at the CLO level are in addition to the fees charged by the Adviser at the Company level. Additionally, CLOs could also be liable to the collateral manager, trustee and other parties for indemnity payments. We, as a CLO equity investor, will generally bear a share of the CLO vehicles’ administrative and other expenses that is proportionate with other CLO equity investors; however, CLO equity investors often negotiate fee rebates through side letters and other arrangements, and there can be no assurance that we will be able to negotiate fee rebates for any CLO in which we invest, or that any fee rebates we do negotiate will be as favorable as fee rebates other CLO equity investors may negotiate. Separately, we may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting CLO vehicle or any other investment we may make. If any of these occur, it could materially and adversely affect our operating results and cash flows.

Our portfolio of investments may lack diversification among CLO vehicles which may subject us to a risk of significant loss if one or more of these CLO vehicles experience a high level of defaults on its underlying Senior Loans or CLO Assets.

Our portfolio may hold investments in a limited number of CLO vehicles. Beyond the asset diversification requirements associated with our qualification as a RIC under the Code, we will not have fixed guidelines for diversification, we will not have any limitations on the ability to invest in any one CLO vehicle, and our investments may be concentrated in relatively few CLO vehicles. As our portfolio is less diversified than the portfolios of some larger funds, we are more susceptible to failure if one or more of the CLO vehicles in which we are invested experiences a high level of defaults on its underlying Senior Loans and other CLO Assets. Similarly, the aggregate returns we realize may be significantly adversely affected if a small number of investments perform poorly or if we need to write down the value of any one investment.

Additionally, the CLO vehicles in which we invest may have CLO Asset portfolios that are concentrated in a limited number of industries or borrowers. A downturn in any particular industry or borrower in which a CLO vehicle is heavily invested may subject that vehicle, and in turn us, to a risk of significant loss and could significantly impact the aggregate returns we realize. If an industry in which a CLO vehicle is heavily invested suffers from adverse business or economic conditions, a material portion of our investment in that CLO vehicle could be affected adversely, which, in turn, could adversely affect our financial position and results of operations.

We may also invest in multiple CLOs managed by the same CLO collateral manager, thereby increasing our risk of loss in the event the CLO collateral manager were to fail, experience the loss of key portfolio management employees or sell its business.

Failure to maintain adequate diversification of underlying obligors across the CLOs in which we invest would make us more vulnerable to defaults.

Even if we maintain adequate diversification across different CLO issuers, we may still be subject to concentration risk since CLO portfolios tend to have a certain amount of overlap across underlying obligors. This trend is generally exacerbated when demand for bank loans by CLO issuers outpaces supply. Market analysts have noted that the overlap of obligor names among CLO issuers has increased recently, and is particularly evident across CLOs of the same year of origination, as well as with CLOs managed by the same asset manager. To the extent we invest in CLOs which have a high percentage of overlap, this may increase the likelihood of defaults on our CLO investments occurring together.

We and our investments are subject to reinvestment risk.

As part of the ordinary management of its portfolio, a CLO will typically generate cash from asset repayments and sales and reinvest those proceeds in substitute assets, subject to compliance with its investment tests and certain other conditions. The earnings with respect to such substitute assets will depend on the quality of reinvestment opportunities available at the time. If the CLO collateral manager causes the CLO to purchase substitute assets at a lower yield than those initially acquired (for example, during periods of loan compression or in response to the need to satisfy the CLO’s covenants) or sale proceeds are maintained temporarily in cash, it would reduce the excess interest-related cash flow that the CLO collateral manager is able to achieve. The investment tests may incentivize a CLO collateral manager to cause the CLO to buy riskier assets than it otherwise would, which could result in additional losses. These factors could reduce our return on investment and may have a negative effect on the fair value of our assets and the market value of our securities. In addition, the reinvestment period for a CLO may terminate early, which would cause the holders of the CLO’s securities to receive principal payments earlier than anticipated. In addition, in CLO transactions in which we own a minority of the equity tranche, the holders of a majority of the equity tranche direct a call or refinancing of a CLO, thus causing such CLO’s outstanding CLO debt securities to be repaid at par earlier than expected. There can be no assurance that we will be able to reinvest such amounts in an alternative investment that provides a comparable return relative to the credit risk assumed.

We are dependent on the collateral managers of the CLOs in which we invest, and those CLOs are generally not registered under the 1940 Act.

We rely on CLO collateral managers to administer and review the portfolios of collateral of the CLOs in which they invest. The actions of the CLO collateral managers may significantly affect the return on our investments; however, we, as an investor of the CLO, typically do not have any direct contractual relationship with the collateral managers of the CLOs in which we invest. The ability of each CLO collateral manager to identify and report on issues affecting its securitization portfolio on a timely basis could also affect the return on our investments, as we may not be provided with information on a timely basis in order to take appropriate measures to manage our risks. We will also rely on CLO collateral managers to act in the best interests of a CLO it manages; however, such CLO collateral managers are subject to fiduciary duties owed to other classes of debt besides those in which we invest; therefore, there can be no assurance that the collateral managers will always act in the best interest of the CLO securities in which we are invested. If any CLO collateral manager were to act in a manner that was not in the best interest of the CLOs, this could adversely impact the overall performance of our investments. Furthermore, since the underlying CLO issuer often provides an indemnity to its CLO collateral manager, we may not be incentivized to pursue actions against the collateral manager since any such action, if successful, may ultimately be borne by the underlying CLO issuer and payable from its assets, which could create losses to us as an investor in the CLO. In addition, liabilities incurred by the CLO manger to third parties may be borne by us as an investor in the CLO to the extent such CLO is required to indemnify its collateral manager for such liabilities.

Additionally, there is no guarantee that, for any CLO we invest in, the collateral manager in place when we invest in such CLO securities will continue to manage such CLO through the life of our investment. Collateral managers are subject to removal or replacement by other holders of CLO securities without our consent, and may also voluntarily resign as collateral manager or assign their role as collateral manager to another entity. There can be no assurance that any removal, replacement, resignation or assignment of any particular CLO manager’s role will not adversely affect the returns on the CLO securities in which we invest.

Our CLO investments are subject to risks related to leverage of underlying obligors.

Underlying obligors of the CLO Assets are typically highly leveraged, and there may not be significant restrictions on the amount of debt an obligor can incur. Substantial indebtedness adds additional risk with respect to an obligor and could (i) limit its ability to borrow money for its working capital, capital expenditures, debt service requirements, strategic initiatives or other purposes; (ii) require it to dedicate a substantial portion of its cash flow from operations to the repayment of its indebtedness, thereby reducing funds available to it for other purposes; (iii) make it more highly leveraged than some of its competitors, which may place it at a competitive disadvantage; and/or (iv) subject it to restrictive financial and operating covenants, which may preclude it from favorable business activities or the financing of future operations or other capital needs. In some cases, proceeds of debt incurred by an obligor could be paid as a dividend to stockholders rather than retained by the obligor for its working capital. Leveraged companies are often more sensitive to declines in revenues, increases in expenses, and adverse business, political, or financial developments or economic factors such as a significant rise in interest rates, a severe downturn in the economy or deterioration in the condition of such companies or their industries. A leveraged company’s income and net assets will tend to increase or decrease at a greater rate than if borrowed money were not used.

If an obligor is unable to generate sufficient cash flow to meet principal and/or interest payments on its indebtedness, it may be forced to take other actions to satisfy its obligations under its indebtedness. These alternative measures may include reducing or delaying capital expenditures, selling assets, seeking additional capital, or restructuring or refinancing indebtedness. Any of these actions could significantly reduce the value of the CLO Assets and thus the CLO securities in which we invest. If such strategies are not successful and do not permit the obligor to meet its scheduled debt service obligations, the obligor may also be forced into liquidation, dissolution or insolvency, and the value of the CLO’s investment in such obligor could be significantly reduced or even eliminated.

We are subject to risks associated with the bankruptcy or insolvency of an issuer or borrower of a loan that we hold or of an underlying asset held by a CLO in which we invest.

In the event of a bankruptcy or insolvency of an issuer or borrower of a CLO Asset, a court or other governmental entity may determine that the claims of the relevant CLO are not valid or not entitled to the treatment the CLO expected when making its initial investment decision.

Various laws enacted for the protection of debtors may apply to the CLO Assets held by the CLOs in which we invest. The information in this and the following paragraph represents a brief summary of certain points only, is not intended to be an extensive summary of the relevant issues and is applicable with respect to U.S. issuers and borrowers only. The following is not intended to be a summary of all relevant risks. Similar avoidance provisions to those described below are sometimes available with respect to non-U.S. issuers or borrowers, and there is no assurance that this will be the case which may result in a much greater risk of partial or total loss of value in that underlying CLO Asset.

If a court in a lawsuit brought by an unpaid creditor or representative of creditors of an issuer or borrower of a CLO Asset, such as a trustee in bankruptcy, were to find that such issuer or borrower did not receive fair consideration or reasonably equivalent value for incurring the indebtedness constituting such CLO Asset and, after giving effect to such indebtedness, the issuer or borrower (1) was insolvent; (2) was engaged in a business for which the remaining assets of such issuer or borrower constituted unreasonably small capital; or (3) intended to incur, or believed that it would incur, debts beyond its ability to pay such debts as they mature, such court could decide to invalidate, in whole or in part, the indebtedness constituting the CLO Assets as a fraudulent conveyance, to subordinate such indebtedness to existing or future creditors of the issuer or borrower or to recover amounts previously paid by the issuer or borrower in satisfaction of such indebtedness. In addition, in the event of the insolvency of an issuer or borrower of a CLO Asset, payments made on such CLO Asset could be subject to avoidance as a “preference” if made within a certain period of time (which may be as long as one year under U.S. Federal bankruptcy law or even longer under state laws) before insolvency.

The CLO Assets of the CLOs in which we invest may be subject to various laws for the protection of debtors in other jurisdictions, including the jurisdiction of incorporation of the issuer or borrower of such CLO Assets and, if different, the jurisdiction from which it conducts business and in which it holds assets, any of which may adversely affect such issuer’s or borrower’s ability to make, or a creditor’s ability to enforce, payment in full, on a timely basis or at all. These insolvency considerations will differ depending on the jurisdiction in which an issuer or borrower or the related CLO Assets are located and may differ depending on the legal status of the issuer or borrower.

The application of risk retention rules to CLOs may have broader effects on the CLO and loan markets in general, potentially resulting in fewer or less desirable investment opportunities for us.

In October 2014, six federal agencies (the Federal Deposit Insurance Corporation, or the “FDIC,” the Comptroller of the Currency, the Federal Reserve Board, the SEC, the Department of Housing and Urban Development and the Federal Housing Finance Agency) adopted joint final rules implementing certain credit risk retention requirements contemplated in Section 941 of the Dodd-Frank Act, or the “Final U.S. Risk Retention Rules.” These rules were published in the Federal Register on December 24, 2014. With respect to the regulation of CLOs, the Final U.S. Risk Retention Rules require that the “sponsor” or a “majority owned affiliate” thereof (in each case as defined in the rules), will retain an “eligible vertical interest” or an “eligible horizontal interest” (in each case as defined therein) or any combination thereof in the CLO in the manner required by the Final U.S. Risk Retention Rules.

The Final U.S. Risk Retention Rules became fully effective on December 24, 2016, and to the extent applicable to CLOs in which we invest, the Final U.S. Risk Retention Rules contain provisions that may adversely affect the return of our investments. On February 9, 2018, a three-judge panel of the United States Court of Appeals for the District of Columbia Circuit, or the “DC Circuit Court,” rendered a decision in The Loan Syndications and Trading Association v. Securities and Exchange Commission and Board of Governors of the Federal Reserve System, No. 1:16-cv-0065, in which the DC Circuit Court held that open market CLO collateral managers are not “securitizers” subject to the requirements of the Final U.S. Risk Retention Rules (the “DC Circuit Ruling”). Thus, collateral managers of open market CLOs are no longer required to comply with the Final U.S. Risk Retention Rules at this time. As such, it is possible that some collateral managers of open market CLOs will decide to dispose of the securities (or cause their majority owned affiliates to dispose of the securities) constituting the “eligible vertical interest” or “eligible horizontal interest” they were previously required to retain or take other actions with respect to such securities that is not otherwise prohibited by the Final U.S. Risk Retention Rules. To the extent either the underlying collateral manager or its majority-owned affiliate divests itself of such securities, or to the extent none of the underlying collateral manager or its affiliates holds any CLO securities in any event, this will reduce the degree to which the relevant collateral manager’s incentives are aligned with those of the holders of the CLO debt or equity (which may include us as a CLO investor). This could influence the way in which the relevant collateral manager manages the CLO assets and/or makes other decisions under the transaction documents related to the CLO in a manner that is adverse to us.

There can be no assurance or representation that any of the transactions, structures or arrangements currently under consideration by or currently used by CLO market participants will comply with the Final U.S. Risk Retention Rules to the extent such rules are reinstated or otherwise become applicable to open market CLOs. The ultimate impact of the Final U.S. Risk Retention Rules on the loan securitization market and the leveraged loan market generally remains uncertain, and any negative impact on secondary market liquidity for securities comprising a CLO may be experienced due to the effects of the Final U.S. Risk Retention Rules on market expectations or uncertainty, the relative appeal of other investments not impacted by the Final U.S. Risk Retention Rules and other factors.

EU/UK Risk Retention.    The securitization industry in both European Union (“EU”) and the United Kingdom (“UK”) has also undergone a number of significant changes in the past few years. Regulation (EU) 2017/2402 relating to a European framework for simple, transparent and standardized securitization (as amended by Regulation (EU) 2021/557 and as further amended from time to time, the “EU Securitization Regulation”) applies to certain specified EU investors, and Regulation (EU) 2017/2402 relating to a European framework for simple, transparent and standardised securitization in the form in effect on 31 December 2020 (which forms part of UK domestic law by virtue of the European Union (Withdrawal) Act 2018 (as amended, the “EUWA”)) (as amended by the Securitization (Amendment) (EU Exit) Regulations 2019 and as further amended from time to time, the “UK Securitization Regulation” and, together with the EU Securitization Regulation, the “Securitization Regulations”) applies to certain specified UK investors, in each case, who are investing in a “securitisation” (as such term is defined under each Securitization Regulation).

The due diligence requirements of Article 5 of the EU Securitization Regulation (the “EU Due Diligence Requirements”) apply to each investor that is an “institutional investor” (as such term is defined in the EU Securitization Regulation), being an investor which is one of the following: (a) an insurance undertaking as defined in Directive 2009/138/EC of the European Parliament and of the Council of 25 November 2009 on the taking-up and pursuit of the business of Insurance and Reinsurance (Solvency II) (recast) (“Solvency II”); (b) a reinsurance undertaking as defined in Solvency II; (c) subject to certain conditions and exceptions, an institution for occupational retirement provision falling within the scope of Directive (EU) 2016/2341 of the European Parliament and of the Council of 14 December 2016 on the activities and supervision of institutions for occupational retirement provision (IORPs) (the “IORP Directive”), or an investment manager or an authorised entity appointed by an institution for occupational retirement provision pursuant to the IORP Directive; (d) an alternative investment fund manager (“AIFM”) as defined in Directive 2011/61/EU of the European Parliament and of the Council of 8 June 2011 on Alternative Investment Fund Managers that manages and/or markets alternative investment funds in the EU; (e) an undertaking for the collective investment in transferable securities (“UCITS”) management company, as defined in Directive 2009/65/EC of the European Parliament and of the Council of 13 July 2009 on the coordination of laws, regulations and administrative provisions relating to undertakings for collective investment in transferable securities (UCITS) (the “UCITS Directive”); (f) an internally managed UCITS, which is an investment company authorised in accordance with the UCITS Directive and which has not designated a management company authorised under the UCITS Directive for its management; or (g) a credit institution as defined in Regulation (EU) No 575/2013 of the European Parliament and of the Council of 26 June 2013 on prudential requirements for credit institutions and investment firms (the “CRR”) for the purposes of the CRR, or an investment firm as defined in the CRR, in each case, such investor an “EU Institutional Investor”.

The due diligence requirements of Article 5 of the UK Securitization Regulation (the “UK Due Diligence Requirements” and, together with the EU Due Diligence Requirements, the “Due Diligence Requirements”) apply to each investor that is an “institutional investor” (as such term is defined in the UK Securitization Regulation), being an investor which is one of the following: (a) an insurance undertaking as defined in the Financial Services and Markets Act 2000 (as amended, the “FSMA”); (b) a reinsurance undertaking as defined in the FSMA; (c) an occupational pension scheme as defined in the Pension Schemes Act 1993 that has its main administration in the UK, or a fund manager of such a scheme appointed under the Pensions Act 1995 that, in respect of activity undertaken pursuant to that appointment, is authorised under the FSMA; (d) an AIFM (as defined in the Alternative Investment Fund Managers Regulations 2013 (the “AIFM Regulations”)) which markets or manages AIFs (as defined in the AIFM Regulations) in the UK; (e) a management company as defined in the FSMA; (f) a UCITS as defined by the FSMA, which is an authorised open ended investment company as defined in the FSMA; (g) a FCA investment firm as defined by the CRR as it forms part of UK domestic law by virtue of EUWA (the “UK CRR”); or (h) a CRR investment firm as defined in the UK CRR, in each case, such investor a “UK Institutional Investor” and, such investors together with EU Institutional Investors, “Institutional Investors”.

Among other things, the applicable Due Diligence Requirements require that prior to holding a “securitisation position” (as defined in each Securitization Regulation) an Institutional Investor (other than the originator, sponsor or original lender) has verified that:

(1)    the originator, sponsor or original lender will retain on an ongoing basis a material net economic interest which, in any event, shall be not less than five per cent. in the securitization, determined in accordance with Article 6 of the applicable Securitization Regulation, and has disclosed the risk retention to such Institutional Investor;

(2)    (in the case of each EU Institutional Investor only) the originator, sponsor or securitization special purpose entity (“SSPE”) has, where applicable, made available the information required by Article 7 of the EU Securitization Regulation in accordance with the frequency and modalities provided for thereunder;

(3)    (in the case of each UK Institutional Investor only) the originator, sponsor or SSPE:

(i)     if established in the UK has, where applicable, made available the information required by Article 7 of the UK Securitization Regulation (the “UK Transparency Requirements”) in accordance with the frequency and modalities provided for thereunder; or

(ii)    if established in a country other than the UK, where applicable, made available information which is substantially the same as that which it would have made available under the UK Transparency Requirements if it had been established in the UK, and has done so with such frequency and modalities as are substantially the same as those with which it would have made information available under the UK Transparency Requirements if it had been established in the UK; and

(4)    in the case of each Institutional Investor, where the originator or original lender either (i) is not a credit institution or an investment firm (each as defined in the applicable Securitization Regulation) or (ii) is established in a third country (being (x) in respect of the EU Securitization Regulation, a country other than an EU member state, or (y) in respect of the UK Securitization Regulation, a country other than the UK), the originator or original lender grants all the credits giving rise to the underlying exposures on the basis of sound and well-defined criteria and clearly established processes for approving, amending, renewing and financing those credits and has effective systems in place to apply those criteria and processes in order to ensure that credit-granting is based on a thorough assessment of the obligor’s creditworthiness.

The Due Diligence Requirements further require that prior to holding a securitisation position, an Institutional Investor, other than the originator, sponsor or original lender, carry out a due diligence assessment which enables it to assess the risks involved, including but not limited to (a) the risk characteristics of the individual securitisation position and the underlying exposures; and (b) all the structural features of the securitization that can materially impact the performance of the securitisation position, including the contractual priorities of payment and priority of payment-related triggers, credit enhancements, liquidity enhancements, market value triggers, and transaction-specific definitions of default.

Any Institutional Investor that fails to comply with the applicable Due Diligence Requirements in respect of a securitization position which it holds may become subject to a range of regulatory sanctions including, in the case of a credit institution, investment firm, insurer or reinsurer, a punitive regulatory capital charge with respect to such securitization position, or, in certain other cases, a requirement to take corrective action.

To the extent a CLO is structured in compliance with the Securitization Regulations, our ability to invest in the CLO equity of such CLOs could be limited, or we could be required to hold our investment for the life of the CLO. If a CLO has not been structured to comply with the Securitization Regulations, it will limit the ability of Institutional Investors to purchase CLO securities, which may adversely affect the price and liquidity of the securities (including the CLO equity) in the secondary market. Additionally, the Securitization Regulations and any regulatory uncertainty in relation thereto may reduce the issuance of new CLOs and reduce the liquidity provided by CLOs to the leveraged loan market generally. Reduced liquidity in the loan market could reduce investment opportunities for collateral managers, which could negatively affect the return of our investments. Any reduction in the volume and liquidity provided by CLOs to the leveraged loan market could also reduce opportunities to redeem or refinance the securities comprising a CLO in an optional redemption or refinancing and could negatively affect the ability of obligors to refinance of their collateral obligations, either of which developments could increase defaulted obligations above historic levels.

Japanese Risk Retention.    The Japanese Financial Services Agency (the “JFSA”) published a risk retention rule as part of the regulatory capital regulation of certain categories of Japanese investors seeking to invest in securitization transactions (the “JRR Rule”). The JRR Rule mandates an “indirect” compliance requirement, meaning that certain categories of Japanese investors will be required to apply higher risk weighting to securitization exposures they hold unless the relevant originator commits to hold a retention interest equal to at least 5% of the exposure of the total underlying assets in the transaction (the “Japanese Retention Requirement”) or such investors determine that the underlying assets were not “inappropriately originated.” The Japanese investors to which the JRR Rule applies include banks, bank holding companies, credit unions (shinyo kinko), credit cooperatives (shinyo kumiai), labor credit unions (rodo kinko), agricultural credit cooperatives (nogyo kyodo kumiai), ultimate parent companies of large securities companies and certain other financial institutions regulated in Japan (such investors, “Japanese Affected Investors”). Such Japanese Affected Investors may be subject to punitive capital requirements and/or other regulatory penalties with respect to investments in securitizations that fail to comply with the Japanese Retention Requirement.

The JRR Rule became effective on March 31, 2019. At this time, there are a number of unresolved questions and no established line of authority, precedent or market practice that provides definitive guidance with respect to the JRR Rule, and no assurances can be made as to the content, impact or interpretation of the JRR Rule. In particular, the basis for the determination of whether an asset is “inappropriately originated” remains unclear and, therefore, unless the JFSA provides further specific clarification, it is possible that CLO securities we purchase may contain assets deemed to be “inappropriately originated” and, as a result, may not be exempt from the Japanese Retention Requirement. The JRR Rule or other similar requirements may deter Japanese Affected Investors from purchasing CLO securities, which may limit the liquidity of CLO securities and, in turn, adversely affect the price of such CLO securities in the secondary market. Whether and to what extent the JFSA may provide further clarification or interpretation as to the JRR Rule is unknown.

Investing in CLO vehicles, Senior Loans and other high-yield corporate credits involves a variety of risks, any of which may adversely impact our performance.

Investment Risk.    An investment in our securities is subject to investment risk, including the possible loss of your entire investment. An investment in our securities represents an indirect investment in the portfolio of equity and junior tranches issued by CLO vehicles and other securities owned by us, and the value of these securities may fluctuate, sometimes rapidly and unpredictably. At any point in time an investment in our securities may be worth less than the original amount invested, even after taking into account distributions paid by us and the ability of stockholders to reinvest dividends.

Market Risk.    Market risk is the risk that the fair value or future cash flows of a financial instrument will fluctuate because of changes in market prices and includes interest rate risk, foreign currency risk and “other price risks”, such as index price risk. We may use derivative instruments to hedge the investment portfolio against currency risks. Our investments in CLO vehicles and other types of corporate credits typically have no significant assets other than the collateral. Accordingly, payments on the equity and junior debt instruments we initially target are payable solely from the cash flows from the collateral, net of all management fees and other expenses. Quarterly distributions or interest payments to us as a holder of equity or junior debt instruments, respectively, will only be made after payments due on any outstanding senior debt tranches have been made in full for such quarter.

Rating Risk.    Certain of the major rating agencies (including Moody’s, Standard and Poor’s and Fitch) have downgraded, and may continue to downgrade, the tranches of CLO vehicles that we are targeting and, therefore, these investments may be seen as riskier than they were previously thought to be. We cannot assure you that the rated CLO securities in which it invests will not experience downgrades. To the extent our portfolio experiences such downgrades, the value of our investments, and our ability to liquidate such investments, would likely be impaired. A significant impairment of any of our investments may have a material adverse effect on our financial results and operations.

In addition, the ratings assigned to the CLO Assets in which the CLOs invest are subject to change at any time, including for reasons unrelated to performance, such as changes in rating agency methodology, changes in economic conditions, changes in the loan markets, changes in the creditworthiness of the underlying obligors and a variety of other factors. If downgrade actions a rating agency result in an increase in the number of CLO Assets with ratings of “Caa1” or “CCC+” or lower, then even if such CLO Asset do not suffer defaults or delinquencies or otherwise deteriorate in performance, the CLO vehicle could fail to satisfy certain tests, which could lead to the early amortization of some or all of the CLO debt. As a result, payments that would have otherwise been made to the CLO equity or CLO debt securities that we hold would instead be diverted to buy additional loans within a given CLO or paid to senior CLO debt holders as an early amortization payment.

Interest Rate Risk.    Our investments have initially been focused on investments in equity and floating rate junior debt tranches issued by CLO vehicles, and to a lesser extent warehouse facilities and corporate credits, each of which are exposed to interest rate risk. Since a CLO’s asset portfolio is typically comprised principally of floating rate loans and the CLO’s liabilities are also generally floating rate instruments, we expect CLO equity and junior debt tranches to provide potential protection against rising interest rates when the benchmark is above the average benchmark floor on a CLO’s assets. However, our investments in CLO Assets through investments in junior equity and debt tranches of CLOs are nonetheless sensitive to interest rate levels and volatility. For example, because CLO debt securities are floating rate securities, a reduction in interest rates would generally result in a reduction in the coupon payment and cash flow we receive on the junior debt securities and CLO equity in which we invest. Furthermore, because floating or variable rates only reset periodically, changes in prevailing interest rates can be expected to cause some fluctuations in our net asset value. Similarly, a sudden and significant increase in market interest rates may cause a decline in our net asset value. In addition, many underlying corporate borrowers can elect to pay interest based on a 1-month, 3-month and/or other term base rates in respect of the loans held by CLOs in which we invest, in each case plus an applicable spread, whereas floating rate CLO securities generally pay interest based on a 3-month term plus a spread. The 3-month term rate may fluctuate in excess of other potential term rates, which may result in many underlying corporate borrowers electing to pay interest based on a shorter or lower, but in any event lower, base rate. This mismatch in the rate at which CLOs earn interest and the rate at which they pay interest on their debt tranches negatively impacts the cash flows on a CLO’s equity tranche, which may in turn adversely affect our cash flows, results of operations or net asset value, which may impact our ability to maintain required levels of asset coverage. Unless spreads are adjusted to account for such increases, these negative impacts may worsen as the amount by which the 3-month term base rate exceeds the 1-month term base rate increases.

In addition, CLOs may not be able to enter into hedge agreements, even if it may otherwise be in the best interests of the CLO to hedge such interest rate risk. Furthermore, in the event of a significant rising interest rate environment and/or economic downturn, underlying obligors may be unable to pay their debt liabilities or refinance, and loan defaults may increase, thus resulting in credit losses that would adversely affect our cash flow, fair value of our assets and operating results.

Benchmark Floor Risk.    Because CLOs issue debt primarily on a floating rate basis, an increase in the relevant benchmark will increase the financing costs of CLOs. Many of the senior secured loans held by these CLOs have benchmark floors such that, when the relevant benchmark is below the stated benchmark floor, the stated benchmark floor (rather than the benchmark itself) is used to determine the interest payable under the loans. Therefore, if the relevant benchmark increases but stays below the average benchmark floor rate of the senior secured loans held by a CLO, there would not be a corresponding increase in the investment income of such CLOs. The combination of increased financing costs without a corresponding increase in investment income in such a scenario could result in the CLO not having adequate cash to make interest or other payments on the securities which we hold.

Credit Risk.    Credit risk is the risk that one or more investments in a portfolio will decline in price or fail to pay interest or principal when due because the issuer of the security experiences a decline in its financial condition. If a CLO in which we invest, an underlying asset of any such CLO or any other type of credit investment in our portfolio declines in price or fails to pay interest or principal when due because the issuer or debtor, as the case may be, experiences a decline in its financial status either or both our income and net asset value may be adversely impacted. Non-payment would result in a reduction of our income, a reduction in the value of the applicable CLO security or other credit investment experiencing non-payment and, potentially, a decrease in our net asset value. With respect to our investments in CLO securities and credit investments that are secured, there can be no assurance that liquidation of collateral would satisfy the issuer’s obligation in the event of non-payment of scheduled dividend, interest or principal or that such collateral could be readily liquidated. In the event of bankruptcy of an issuer, we could experience delays or limitations with respect to our ability to realize the benefits of any collateral securing a CLO security or credit investment. While a senior position in the capital structure of a corporate borrower may provide some protection to the CLO vehicles or other credit investments in which we invest, losses or other reductions in collateral may still occur in the portfolios of such CLO vehicles or corporate credits because the market value of such loans is affected by the creditworthiness of borrowers and by general economic and specific industry conditions. CLOs may also invest in second lien loans, first lien last out loans and unsecured loans and bonds, all of which have a heightened level of risk in the event of a decline in the financial condition of the underlying obligor. As we invest primarily in equity and junior debt tranches of CLO vehicles, we are exposed to a greater amount of credit risk than a fund which invests in senior debt or investment grade securities. The prices of primarily non-investment grade securities are more sensitive to negative developments, such as a decline in a CLO vehicle’s collateral or cash flows or a general economic downturn, than are the prices of more senior debt securities. Our CLO Assets of below investment grade quality, which are often referred to as “junk,” are predominantly speculative with respect to the obligor’s capacity to pay interest and repay principal when due and therefore involve a greater risk of default. We will typically be in a first loss or subordinated position with respect to realized losses on the collateral of each investment we make in a CLO vehicle. The leveraged nature of the CLO vehicle, in particular, magnifies the adverse impact of collateral defaults.

Participation Risk.    The CLOs in which we invest may acquire interests in loans either directly (by way of assignment, or “Assignments”) or indirectly (by way of participation, or “Participations”). The purchaser by an Assignment of a loan obligation typically succeeds to all the rights and obligations of the selling institution and becomes a lender under the loan or credit agreement with respect to the debt obligation. In contrast, when a CLO acquires a Participation, the selling institution retains title to the loan and grants the CLO rights to the cash flow and other rights related to such loan (or portion thereof). Thus, in a participation, the contractual relationship is with the lender selling the participation, but not with the borrower. In purchasing a Participation, the CLOs in which we invest generally will have no right to enforce compliance by the obligor with the terms of the loan or credit agreement or other instrument evidencing such debt obligation, nor any rights of setoff against the obligor, and the CLOs in which we invest may not directly benefit from the collateral supporting the debt obligation in which it has purchased the Participation. Furthermore, a participant assumes the credit risk of the lender selling the participation in addition to the credit risk of the borrower. In the event of the insolvency of the lender selling the participation, a participant may be treated as a general creditor of the lender and may not have a senior claim to the lender’s interest in the CLO Asset. Additionally, the holder of a Participation in a debt obligation may not have the right to vote on certain matters presented to the lenders under the relevant CLO Asset.

Liquidity Risk.    Liquidity risk is defined as the risk that we may not be able to settle or meet our obligations on time or at a reasonable price. We may invest up to 100% of our portfolio in securities that are considered illiquid. “Illiquid securities” are securities which cannot be sold within seven days in the ordinary course of business at approximately the value used by us in determining our net asset value. We may not be able to readily dispose of such securities at prices that approximate those at which we could sell such securities if they were more widely-traded and, as a result of such illiquidity, we may have to sell other investments or engage in borrowing transactions to raise cash to meet our obligations. Some instruments issued by CLO vehicles may not be readily marketable and may be subject to restrictions on resale. Securities issued by CLO vehicles are generally not listed on any U.S. national securities exchange and no active trading market may exist for the securities in which we invest. Although a secondary market may exist for our investments, the market for our investments may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. As a result, these types of investments may be more difficult to value. In addition, we believe that ownership of CLO equity and junior debt instruments has generally been distributed across a wide range of holders, some of whom we believe may continue to face near- to intermediate-term liquidity issues, which may result in such holders attempting to liquidate CLO securities, which can cause a decline in market value of such CLO securities. Further, we believe that larger institutional investors with sufficient resources to source, analyze and negotiate the purchase of these assets may refrain from purchases of the size that we are targeting, thereby reducing the prospective investor population, which would limit our ability to sell our position in a CLO vehicle if we choose to or need to do so. None of us or any CLO in which we invest has any limitation on the amount of assets which may be invested in assets that are not readily marketable or are subject to restrictions on resale. Further, the CLO securities in which we invest and the CLO Assets in which CLOs invest are typically not listed on any national securities exchange or automated quotation system, and no active trading market exists for many CLO securities or CLO Assets. As a result, many CLO securities and CLO Assets are illiquid, meaning that we may not be able to sell CLO securities quickly at a fair price, and the CLOs in which we invest may not be able to sell underlying CLO Assets quickly at a fair price. The market for illiquid securities is more volatile than the market for liquid securities.

Investments in foreign securities may involve significant risks in addition to the risks inherent in U.S. investments.

While we invest primarily in CLOs that hold underlying U.S. assets, these CLOs may be organized outside the United States and we may also invest in CLOs that hold collateral that are non-U.S. assets. Investing in foreign entities may expose us and the CLOs in which we invest to additional risks not typically associated with investing in U.S. issues. These risks include changes in exchange control regulations, political and social instability, expropriation, imposition of foreign taxes, less liquid markets and less available information than is generally the case in the United States, higher transaction costs, less government supervision of exchanges, brokers and issuers, less developed bankruptcy laws, difficulty in enforcing contractual obligations, lack of uniform accounting and auditing standards and greater price volatility. Further, we, and the CLO vehicles in which it invests, may have difficulty enforcing creditor’s rights in foreign jurisdictions.

In addition, international trade tensions may arise from time to time which could result in trade tariffs, embargoes or other restrictions or limitations on trade. The imposition of any actions on trade could trigger a significant reduction in international trade, supply chain disruptions, an oversupply of certain manufactured goods, substantial price reductions of goods and possible failure of individual companies or industries, which could have a negative impact on the value of the CLO securities that we hold.

Foreign markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have failed to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in periods when our assets are uninvested. Our inability to make intended investments due to settlement problems or the risk of intermediary counterparty failures could cause it to miss investment opportunities. The inability to dispose of an investment due to settlement problems could result either in losses to the funds due to subsequent declines in the value of such investment or, if we have entered into a contract to sell the security, could result in possible liability to the purchaser. Transaction costs of buying and selling foreign securities also are generally higher than those involved in domestic transactions. Furthermore, foreign financial markets have, for the most part, substantially less volume than U.S. markets, and securities of many foreign companies are less liquid and their prices more volatile than securities of comparable domestic companies.

The economies of individual non-U.S. countries may also differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, volatility of currency exchange rates, depreciation, capital reinvestment, resources self-sufficiency and balance of payments position.

Although we expect that most of our investments will be U.S. dollar-denominated and that most of the CLOs in which we invest will hold CLO Assets which are primarily U.S. dollar-denominated, any investments denominated in a foreign currency will be subject to the risk that the value of a particular currency will change in relation to one or more other currencies. Among the factors that may affect currency values are trade balances, the level of short-term interest rates, differences in relative values of similar assets in different currencies, long-term opportunities for investment and capital appreciation, and political developments. We may employ hedging techniques to minimize these risks, but we can offer no assurance that it will, in fact, hedge currency risk, or that if we do, such strategies will be effective.

Inflation may adversely affect our and our portfolio companies’ business, results of operations and financial condition.

Inflation risk is the risk that the value of certain assets or income from our investments will be worth less in the future as inflation decreases the value of money. The U.S. and other developed economies have recently begun to experience higher-than normal inflation rates. It remains uncertain whether substantial inflation in the U.S. and other developed economies will be sustained over an extended period of time or have a significant effect on the U.S. or other economies. Inflation and rapid fluctuations in inflation rates have had in the past, and may in the future have, negative effects on economies and financial markets, particularly in emerging economies. For example, if an obligor of a CLO Asset in which we invest is unable to increase its revenue in times of higher inflation, its profitability may be adversely affected. As inflation rises, an underlying obligor may earn more revenue but may incur higher expenses, as wages and prices of inputs increase during periods of inflation. Thus, heightened inflationary pressures could increase the risk of default by the CLO’s underlying obligors. In addition, during any periods of rising inflation, the real value of investments and distributions to us would decline, and the dividend rates or borrowing costs associated with our use of leverage would likely increase, all of which would tend to further reduce returns to stockholders. Conversely, as inflation declines, the Company, any CLO in which we invest and any underlying obligor of the CLO Assets may not be able to reduce expenses commensurate with any resulting reduction in revenue.

In an attempt to stabilize inflation, countries may impose wage and price controls, tighten the monetary supply, or otherwise intervene in the economy. Governmental efforts to curb inflation often have negative effects on the level of economic activity. There can be no assurance that inflation will not become a serious problem in the future and have an adverse impact on our returns.

We may expose ourselves to risks if we engage in hedging transactions.

While we do not currently intend to engage in hedging transactions, if we engage in hedging transactions, we may expose ourself to risks associated with such transactions. We may utilize instruments such as forward contracts, currency options and interest rate swaps, caps, collars and floors to seek to hedge against fluctuations in the relative values of our portfolio positions from changes in currency exchange rates and market interest rates. Hedging against a decline in the values of our portfolio positions does not eliminate the possibility of fluctuations in the values of such positions or prevent losses if the values of such positions decline. However, such hedging can establish other positions designed to gain from those same developments, thereby offsetting the decline in the value of such portfolio positions. Such hedging transactions may also limit the opportunity for gain if the values of the underlying portfolio positions increase. It may not be possible to hedge against an exchange rate or interest rate fluctuation that is so generally anticipated that we are not able to enter into a hedging transaction at an acceptable price. Moreover, for a variety of reasons, we may not seek to establish a perfect correlation between such hedging instruments and the portfolio holdings being hedged. Any such imperfect correlation may prevent us from achieving the intended hedge and expose us to risk of loss. In addition, it may not be possible to hedge fully or perfectly against currency fluctuations affecting the value of securities denominated in non-U.S. currencies because the value of those securities is likely to fluctuate as a result of factors not related to currency fluctuations.

Our ability to enter into transactions involving derivatives and financial commitment transactions may be limited.

Subject to certain exceptions, we are required to trade derivatives and other transactions that create future payment or delivery obligations (except reverse repurchase agreements and similar financing transactions if we have elected to treat them as borrowings) subject to a limit on notional derivatives exposure as a limited derivatives user or subject to a value-at-risk (“VaR”) leverage limit and certain derivatives risk management program and testing requirements and requirements related to board reporting. These requirements may limit our ability to invest in derivatives, short sales and similar financing transactions, limit our ability to employ certain strategies that use these instruments and/or adversely affect our performance, efficiency in implementing our strategy, liquidity and/or ability to pursue our investment objectives and may increase the cost of our investments and cost of doing business, which could adversely affect investors.

Any unrealized losses we experience on our portfolio may be an indication of future realized losses, and could reduce our income available for distribution.

As a registered closed-end management investment company, we are required to carry our investments at market value or, if no market value is ascertainable, at the fair value as determined in good faith by our Board of Directors. Decreases in the market values or fair values of our investments will be recorded as unrealized depreciation. Any unrealized losses in our portfolio could be an indication of an issuer’s inability to meet its repayment obligations or distribution expectations to us with respect to the affected investments. This could result in realized losses in the future and also in reductions of our income available for distribution in future periods.

Investing in senior secured loans indirectly through CLO securities involves particular risks.

We obtain exposure to underlying senior secured loans and other CLO Assets through our investments in CLOs, but may obtain such exposure directly or indirectly through other means from time to time. Such loans may become nonperforming or impaired for a variety of reasons. Nonperforming or impaired loans may require substantial workout negotiations or restructuring that may entail a substantial reduction in the interest rate and/or a substantial write-down of the principal of the loan. In addition, because of the unique and customized nature of a loan agreement and the private syndication of a loan, certain loans may not be purchased or sold as easily as publicly traded securities, and, historically, the trading volume in the loan market has been small relative to other markets. Loans may encounter trading delays due to their unique and customized nature, and transfers may require the consent of an agent bank and/or borrower. Risks associated with senior secured loans include the fact that prepayments generally may occur at any time without premium or penalty.

In addition, the portfolios of certain CLOs in which we invest may contain middle market loans. Loans to middle market companies may carry more inherent risks than loans to larger, publicly traded entities. These companies generally have more limited access to capital and higher funding costs, may be in a weaker financial position, may need more capital to expand or compete, and may be unable to obtain financing from public capital markets or from traditional sources, such as commercial banks. Middle market companies typically have narrower product lines and smaller market shares than large companies. Therefore, they tend to be more vulnerable to competitors’ actions and market conditions, as well as general economic downturns. These companies may also experience substantial variations in operating results. The success of a middle market business may also depend on the management talents and efforts of one or two persons or a small group of persons. The death, disability or resignation of one or more of these persons could have a material adverse impact on the obligor. Accordingly, loans made to middle market companies may involve higher risks than loans made to companies that have greater financial resources or are otherwise able to access traditional credit sources. Middle market loans are less liquid and have a smaller trading market than the market for broadly syndicated loans and may have default rates or recovery rates that differ (and may be better or worse) than has been the case for broadly syndicated loans or investment grade securities. There can be no assurance as to the levels of defaults and/or recoveries that may be experienced with respect to middle market loans in any CLO in which we may invest. As a consequence of the forgoing factors, the securities issued by CLOs that primarily invest in middle market loans (or hold significant portions thereof) are generally considered to be a riskier investment than securities issued by CLOs that primarily invest in broadly syndicated loans.

Increased competition in the market or a decrease in new CLO issuances may result in increased price volatility or a shortage of investment opportunities.

In recent years there has been a marked increase in the number of, and flow of capital into, investment vehicles established to pursue investments in CLO securities whereas the size of this market is relatively limited. While we cannot determine the precise effect of such competition, such increase may result in greater competition for investment opportunities, which may result in an increase in the price of such investments relative to the risk taken on by holders of such investments. Such competition may also result under certain circumstances in increased price volatility or decreased liquidity with respect to certain positions.

In addition, the volume of new CLO issuances and CLO refinancings varies over time as a result of a variety of factors including new regulations, changes in interest rates, and other market forces. As a result of increased competition and uncertainty regarding the volume of new CLO issuances and CLO refinancings, we can offer no assurances that we will deploy all of our capital in a timely manner or at all. Prospective investors should understand that we may compete with other investment vehicles, as well as investment and commercial banking firms, which have substantially greater resources, in terms of financial wherewithal and research staffs, than may be available to us.

We are subject to risks associated with warehouse facilities.

We may invest capital in warehouse facilities, which are short- to medium-term facilities often provided by the bank that will serve as the placement agent or arranger on a CLO transaction and which acquire loans on an interim basis that are expected to form part of the portfolio of such future CLO. Warehouse facilities typically incur leverage between four and six times prior to a CLO’s pricing. Prior to a CLO closing and issuing CLO securities to CLO investors, in anticipation of such CLO closing, a vehicle (often the future CLO issuer or its affiliate) will purchase and “warehouse” a portion of the underlying loans that will be held by such CLO. We may be expected to provide equity capital in support of warehouse facilities during warehousing periods. The period from the date such warehouse facility is opened and asset accumulation begins to the date the CLO closes is referred to as the “warehousing period.” During this period, the price and availability of these loans (referred to as collateral obligations) may be adversely affected by a number of market factors, including price volatility, interest rate volatility and availability of investments suitable for the CLO, which could hamper the ability of the collateral manager to acquire a portfolio of collateral obligations that will satisfy specified concentration limitations and allow the CLO to reach the target initial par amount of collateral prior to the effective date. An inability or delay in reaching the target initial par amount of collateral may adversely affect the timing and amount of interest or principal payments received by the holders of the CLO debt securities and distributions on the CLO equity securities and could result in early redemptions which may cause CLO debt and equity investors to receive less than face value of their investment.

Investments in warehouse facilities present risks similar to those of investments in CLOs and, accordingly, any references herein to CLOs in which we invest or CLO equity investments shall also refer to warehouse facilities and investments therein, as the context requires.

Our investments in CLO vehicles may be subject to special anti-deferral provisions that could result in us incurring tax or recognizing income prior to receiving cash distributions related to such income.

The CLO vehicles in which we invest generally constitute PFICs. Because we acquire investments in PFICs (including equity tranche investments in CLO vehicles that are PFICs), we may be subject to U.S. federal income tax on a portion of any “excess distribution” or gain from the disposition of such investments even if such income is distributed as a taxable dividend by us to our stockholders. Certain elections may be available to mitigate or eliminate such tax on excess distributions, but such elections (if available) will generally require us to recognize our share of the PFIC’s income for each year regardless of whether we receive any distributions from such PFIC. We must nonetheless distribute such income to maintain our status as a RIC.

If we hold more than 10% of the shares in a foreign corporation that is treated as a controlled foreign corporation (“CFC”) (including equity tranche investments in a CLO vehicle treated as a CFC), we may be treated as receiving a deemed distribution (taxable as ordinary income) each year from such foreign corporation in an amount equal to our pro rata share of the corporation’s income for the tax year (including both ordinary earnings and capital gains). If we are required to include such deemed distributions from a CFC in our income, we will be required to distribute such income to maintain our RIC tax treatment regardless of whether or not the CFC makes an actual distribution during such year.

If we are required to include amounts in income prior to receiving distributions representing such income, we may have to sell some of our investments at times and/or at prices we would not consider advantageous, raise additional debt or equity capital or forgo new investment opportunities for this purpose. If we are not able to obtain cash from other sources, we may fail to qualify for RIC tax treatment and thus become subject to corporate-level U.S. federal income tax.

If a CLO vehicle in which we invest fails to comply with certain U.S. tax disclosure requirements, such CLO may be subject to withholding requirements that could materially and adversely affect our operating results and cash flows.

Legislation commonly referred to as the “Foreign Account Tax Compliance Act,” or “FATCA,” imposes a withholding tax of 30% on payments of U.S. source interest and dividends, to certain non-U.S. entities, including certain non-U.S. financial institutions and investment funds, unless such non-U.S. entity complies with certain reporting requirements regarding its United States account holders and its United States owners. While existing U.S. Treasury regulations would also require withholding on payments of the gross proceeds from the sale of any property that could produce U.S. source interest or dividends, the U.S. Treasury Department has indicated in subsequent proposed regulations its intent to eliminate this requirement. Most CLO vehicles in which we invest will be treated as non-U.S. financial entities for this purpose, and therefore will be required to comply with these reporting requirements to avoid the 30% withholding. If a CLO vehicle in which we invest fails to properly comply with these reporting requirements, it could reduce the amounts available to distribute to equity and junior debt holders in such CLO vehicle, which could materially and adversely affect its operating results and cash flows.

Risks related to the transition away from LIBOR.

Following their publication on June 30, 2023, no settings of LIBOR continue to be published on a representative basis and publication of many non-U.S. dollar LIBOR settings has been entirely discontinued. On July 29, 2021, the U.S. Federal Reserve System, in conjunction with the Alternative Reference Rates Committee, a steering committee comprised of large U.S. financial institutions, formally recommended replacing U.S.-dollar LIBOR with SOFR, a new index calculated by short-term repurchase agreements, backed by Treasury securities. In April 2018, the Bank of England began publishing its proposed alternative rate, the Sterling Overnight Index Average (“SONIA”). Each of SOFR and SONIA significantly differ from LIBOR, both in the actual rate and how it is calculated. Further, on March 15, 2022, the Consolidation Appropriations Act of 2022, which includes the Adjustable Interest Rate (LIBOR) Act (“LIBOR Act”), was signed into law in the United States. This legislation establishes a uniform benchmark replacement process for certain financial contracts that mature after June 30, 2023 that do not contain clearly defined or practicable LIBOR fallback provisions. The legislation also creates a safe harbor that shields lenders from litigation if they choose to utilize a replacement rate recommended by the Board of Governors of the Federal Reserve. In addition, the U.K. Financial Conduct Authority (“FCA”), which regulates the publisher of LIBOR (ICE Benchmark Administration) has announced that it will require the continued publication of the one-, three- and six-month tenors of U.S.-dollar LIBOR on a non-representative synthetic basis until the end of September 2024, which may result in certain non-U.S. law-governed contracts and U.S. law-governed contracts not covered by the federal legislation remaining on synthetic U.S.-dollar LIBOR until the end of this period. Although the transition process away from LIBOR has become increasingly well-defined (e.g. the LIBOR Act now provides a uniform benchmark replacement for certain LIBOR-based instruments in the United States), the transition process is complex and it could cause a disruption in the credit markets generally and could have adverse impacts on our business financial condition and results of operations, including, among other things, increased volatility or illiquidity in markets for instruments that continue to rely on LIBOR or which have been transitioned away from LIBOR to a different rate like SOFR and, in any case, could result in a reduction in the value of certain investments held by the Company.

Risks Relating to an Investment in our Securities

Common shares of closed-end management investment companies, including the Company, have in the past frequently traded at discounts to their NAV, and we cannot assure you that the market price of shares of our common stock will not decline below our NAV per share.

Common shares of closed-end management investment companies have in the past frequently traded at discounts to their NAV and our stock may also be discounted in the market. This characteristic of closed-end management investment companies is separate and distinct from the risk that our net asset value per share may decline. We cannot predict whether shares of our common stock will trade above, at or below our NAV. The risk of loss associated with this characteristic of closed-end management investment companies may be greater for investors expecting to sell shares of common stock purchased in the offering soon after the offering. In addition, if our common stock trades below our NAV, we will generally not be able to sell additional shares of our common stock to the public at our market price.

Our common stock price may be volatile and may decrease substantially.

The trading price of our common stock may fluctuate substantially. The price of our common stock that will prevail in the market after this offering may be higher or lower than the price you pay, depending on many factors, some of which are beyond our control and may not be directly related to our operating performance. These factors include, but are not limited to, the following:

•        price and volume fluctuations in the overall stock market from time to time;

•        investor demand for our shares;

•        significant volatility in the market price and trading volume of securities of registered closed-end management investment companies or other companies in our sector, which are not necessarily related to the operating performance of these companies;

•        changes in regulatory policies or tax guidelines with respect to RICs or registered closed-end management investment companies;

•        failure to continue to qualify as a RIC, or the loss of RIC status;

•        any shortfall in revenue or net income or any increase in losses from levels expected by investors or securities analysts;

•        changes, or perceived changes, in the value of our portfolio investments;

•        departures of any members of Oxford Lane Management’s senior investment team;

•        operating performance of companies comparable to us; or

•        general economic conditions and trends and other external factors.

In the past, following periods of volatility in the market price of a company’s securities, securities class action litigation has often been brought against that company. Due to the potential volatility of our stock price, we may become the target of securities litigation in the future. Securities litigation could result in substantial costs and divert management’s attention and resources from our business.

We may experience fluctuations in our quarterly results.

We could experience fluctuations in our quarterly operating results due to a number of factors, including our ability or inability to make investments that meet our investment criteria, the interest rate payable on the debt securities we acquire, the level of portfolio dividend and fee income, the level of our expenses, variations in and the timing of the recognition of realized and unrealized gains or losses, the degree to which we encounter competition in our markets and general economic conditions. As a result of these factors, results for any period should not be relied upon as being indicative of performance in future periods.

We cannot assure you that we will be able to successfully deploy the proceeds of any offering of our securities within the timeframe we have contemplated.

We currently anticipate that substantially all of the net proceeds of any offering conducted will be invested in accordance with our investment objective within approximately one to three months after the consummation of such offering. We cannot assure you, however, that we will be able to locate a sufficient number of suitable investment opportunities to allow us to successfully deploy substantially all of the net proceeds of any such offering in that timeframe. To the extent we are unable to invest substantially all of the net proceeds of any such offering within our contemplated timeframe after the completion of such offering, our investment income, and in turn our results of operations, will likely be materially adversely affected.

We will have broad discretion over the use of proceeds of any offering conducted and will use proceeds in part to satisfy operating expenses.

We will have significant flexibility in applying the proceeds of any offering conducted and may use the net proceeds from any such offering in ways with which you may not agree, or for purposes other than those contemplated at the time of such offering. We will also pay operating expenses, and may pay other expenses such as due diligence expenses of potential new investments, from net proceeds. Our ability to achieve our investment objective may be limited to the extent that net proceeds of any such offering, pending full investment, are used to pay operating expenses.

Your interest in us may be diluted if you do not fully exercise your subscription rights in any rights offering.

In the event we issue subscription rights to purchase shares of our common stock, stockholders who do not fully exercise their rights should expect that they will, at the completion of the offer, own a smaller proportional interest in us than would otherwise be the case if they fully exercised their rights. We cannot state precisely the amount of any such dilution in share ownership because we do not know at this time what proportion of the shares will be purchased as a result of the offer.

In addition, if the subscription price is less than our net asset value per share, then our stockholders would experience an immediate dilution of the aggregate net asset value of their shares as a result of the offer. The amount of any decrease in net asset value is not predictable because it is not known at this time what the subscription price and net asset value per share will be on the expiration date of the rights offering or what proportion of the shares will be purchased as a result of the offer. Such dilution could be substantial.

If we issue additional preferred stock, the NAV and market value of our common stock will likely become more volatile.

We cannot assure you that the issuance of additional preferred stock would result in a higher yield or return to the holders of the common stock. The issuance of additional preferred stock would likely cause the net asset value and market value of the common stock to become more volatile. If the dividend rate on the preferred stock were to approach the net rate of return on our investment portfolio, the benefit of leverage to the holders of the common stock would be reduced. If the dividend rate on the preferred stock were to exceed the net rate of return on our portfolio, the leverage would result in a lower rate of return to the holders of common stock than if we had not issued preferred stock. Any decline in the net asset value of our investments would be borne entirely by the holders of common stock. Therefore, if the market value of our portfolio were to decline, the leverage would result in a greater decrease in net asset value to the holders of common stock than if we were not leveraged through the issuance of preferred stock. This greater net asset value decrease would also tend to cause a greater decline in the market price for the common stock. We might be in danger of failing to maintain the required asset coverage of the preferred stock or of losing our ratings, if any, on the preferred stock or, in an extreme case, our current investment income might not be sufficient to meet the dividend requirements on the preferred stock. In order to counteract such an event, we might need to liquidate investments in order to fund a redemption of some or all of the preferred stock. In addition, we would pay (and the holders of common stock would bear) all costs and expenses relating to the issuance and ongoing maintenance of the preferred stock, including higher advisory fees if our total return exceeds the dividend rate on the preferred stock. Holders of preferred stock may have different interests than holders of common stock and may at times have disproportionate influence over our affairs.

Our common stock is subject to a risk of subordination relative to holders of our debt instruments and holders of our preferred stock.

Rights of holders of our common stock are subordinated to the rights of holders of our indebtedness and to the rights of holders of our preferred stock. Therefore, dividends, distributions and other payments to holders of our common stock in liquidation or otherwise may be subject to prior payments due to the holders of our indebtedness or our preferred stock. In addition, under some circumstances the 1940 Act may provide debt holders with voting rights that are superior to the voting rights of holders of our equity securities.

Holders of our preferred stock have the right to elect two members of our Board of Directors and class voting rights on certain matters.

Except as otherwise provided in our Articles of Amendment and Restatement, as amended, or as otherwise required by law, (1) each holder of our preferred stock is entitled to one vote for each share of preferred stock held by such holder on each matter submitted to a vote of our stockholders and (2) the holders of all outstanding preferred stock and common stock will vote together as a single class; provided that holders of preferred stock, voting separately as a class, will elect two of our directors and will be entitled to elect a majority of our directors if we fail to pay dividends on any outstanding shares of preferred stock in an amount equal to two full years of dividends and continuing during that period until we correct that failure. Preferred stockholders will also vote separately as a class on any matter that materially and adversely affects any preference, right or power of holders of preferred stock.

Provisions of the Maryland General Corporation Law and of our Charter and bylaws could deter takeover attempts and delay, defer or prevent a transaction or change in control that might otherwise be in the best interest of our stockholders.

The Maryland General Corporation Law and the Charter and our bylaws (the “Bylaws”) contain provisions that may discourage, delay or make more difficult a change in control of the Company or the removal of our directors. We are subject to the Maryland Business Combination Act, subject to any applicable requirements of the 1940 Act. The Board of Directors has adopted a resolution exempting from the Business Combination Act any business combination between us and any other person, subject to prior approval of such business combination by the Board of Directors, including approval by a majority of independent directors. If the resolution exempting business combinations is repealed or the Board of Directors does not approve a business combination, the Business Combination Act may discourage third parties from trying to acquire control of us and increase the difficulty of consummating such an offer. Additionally, we are subject to the Maryland Control Share Act pursuant to our Bylaws, which makes it more difficult for a third party to obtain control of us and increases the difficulty of consummating such a transaction.

We have also adopted measures that may make it difficult for a third party to obtain control of us, including provisions of our Charter classifying our Board of Directors in three classes serving staggered three-year terms, and authorizing our Board of Directors to classify or reclassify shares of our stock in one or more classes or series, to cause the issuance of additional shares of our stock, to amend our Charter without stockholder approval and to increase or decrease the number of shares of stock that we have authority to issue. These provisions, as well as other provisions of our Charter and Bylaws, may delay, defer or prevent a transaction or a change in control that could give our stockholders a premium over the value of their shares or otherwise be in their best interest.

The NAV per share of our common stock may be diluted if we sell shares of our common stock in one or more offerings at prices below the then current NAV per share of our common stock.

If we were to sell shares of our common stock below our then current NAV per share, such sales would result in an immediate dilution to the NAV per share of our common stock. This dilution would occur as a result of the sale of shares at a price below the then current NAV per share of our common stock and a proportionately greater decrease in the stockholders’ interest in our earnings and assets and their voting interest in us than the increase in our assets resulting from such issuance. Because the number of shares of common stock that could be so issued and the timing of any issuance is not currently known, the actual dilutive effect cannot be predicted.

Further, if our current stockholders do not purchase any shares to maintain their percentage interest, regardless of whether such offering is above or below the then current NAV per share, their voting power will be diluted. For example, if we sell an additional 10% of our common shares at a 10% discount from NAV, a stockholder who does not participate in that offering for its proportionate interest will suffer net asset value dilution of up to 1.0% or $10 per $1,000 of NAV.

The indenture governing our debt securities contains limited protection for holders of our debt securities.

The indenture governing our debt securities, including the Notes, offers limited protection to holders of our debt securities. The terms of the indenture do not restrict our or any of our subsidiaries’ ability to engage in, or otherwise be a party to, a variety of corporate transactions, circumstances or events that could have an adverse impact on your investment in our debt securities. In particular, the terms of the indenture do not place any restrictions on our or our subsidiaries’ ability to:

•        issue securities or otherwise incur additional indebtedness or other obligations, including (1) any indebtedness or other obligations that would be equal in right of payment to our debt securities, (2) any indebtedness or other obligations that would be secured and therefore rank effectively senior in right of payment to our debt securities to the extent of the values of the assets securing such debt, (3) indebtedness of ours that is guaranteed by one or more of our subsidiaries and which therefore would rank structurally senior to our debt securities and (4) securities, indebtedness or obligations issued or incurred by our subsidiaries that would be senior to our equity interests in our subsidiaries and therefore rank structurally senior to our debt securities with respect to the assets of our subsidiaries, in each case other than an incurrence of indebtedness or other obligation that would cause a violation of Section 18(a)(1)(A) of the 1940 Act or any successor provisions;

•        pay distributions or dividends on, or purchase or redeem or make any payments in respect of, capital stock or other securities ranking junior in right of payment to our debt securities, other than a distribution, dividend or purchase that would cause a violation of Section 18(a)(1)(B) of the 1940 Act or any successor provisions;

•        sell assets (other than certain limited restrictions on our ability to consolidate, merge or sell all or substantially all of our assets);

•        enter into transactions with affiliates;

•        create liens (including liens on the shares of our subsidiaries) or enter into sale and leaseback transactions;

•        make investments; or

•        create restrictions on the payment of dividends or other amounts to us from our subsidiaries.

Furthermore, the terms of the indenture do not protect holders of our debt securities in the event that we experience changes (including significant adverse changes) in our financial condition, results of operations or credit ratings, as they do not require that we or our subsidiaries adhere to any financial tests or ratios or specified levels of net worth, revenues, income, cash flow or liquidity, except as required under the 1940 Act.

Our ability to recapitalize, incur additional debt and take a number of other actions that are not limited by the terms of our debt securities may have important consequences for you as a holder of our debt securities, including making it more difficult for us to satisfy our obligations with respect to our debt securities or negatively affecting the trading value of our debt securities.

Other debt we issue or incur in the future could contain more protections for its holders than the indenture and our debt securities, including additional covenants and events of default. The issuance or incurrence of any such debt with incremental protections could affect the market for and trading levels and prices of our debt securities.

Any optional redemption provision may materially adversely affect the return on our debt securities.

Our debt securities may be redeemable in whole or in part at any time or from time to time at our sole option as set forth in the applicable indenture or otherwise. We may choose to redeem any of our debt securities, including the Notes, at times when prevailing interest rates are lower than the interest rate paid on the applicable debt securities. In this circumstance, holders may not be able to reinvest the redemption proceeds in a comparable security at an effective interest rate as high as that of the debt securities being redeemed.

If we default on our obligations to pay our other indebtedness, we may not be able to make payments on our debt securities.

Any default under any agreements governing the Notes, our future indebtedness or under other indebtedness to which we may be a party that is not waived by the required lenders or holders, and the remedies sought by the holders of such indebtedness could make us unable to pay principal, premium, if any, and interest on our debt securities and substantially decrease the market value of our debt securities. If we are unable to generate sufficient cash flow and are otherwise unable to obtain funds necessary to meet required payments of principal, premium, if any, and interest on our indebtedness, or if we otherwise fail to comply with the various covenants, including financial and operating covenants, in the instruments governing any future indebtedness, we could be in default under the terms of the agreements governing such indebtedness. In the event of such default, the holders of such indebtedness could elect to declare all the funds borrowed thereunder to be due and payable, together with accrued and unpaid interest, the lenders of the debt we may incur in the future could elect to terminate their commitments, cease making further loans and institute foreclosure proceedings against our assets, and we could be forced into bankruptcy or liquidation. If our operating performance declines, we may in the future need to seek to obtain waivers from the required lenders or holders of any debt that we may incur in the future to avoid being in default. If we breach our covenants under our debt and seek a waiver, we may not be able to obtain a waiver from the required lenders or holders of the debt. If this occurs, we would be in default and our lenders or debt holders could exercise their rights as described above, and we could be forced into bankruptcy or liquidation. If we are unable to repay debt, lenders having secured obligations could proceed against the collateral securing the debt. Because any future debt will likely have customary cross-default provisions, if the indebtedness thereunder or under any future credit facility is accelerated, we may be unable to repay or finance the amounts due.

General Risks

We are currently operating in a period of capital markets disruption and economic uncertainty.

Recent market and economic conditions have been unprecedented and challenging. Continued concerns about the systemic impact of inflation, energy costs, recent events in the regional bank sector, the pandemic, geopolitical issues, the availability and cost of credit, sovereign debt levels, the mortgage market and a declining real estate market in the U.S. have contributed to increased market volatility and diminished expectations for the U.S. economy. These conditions, combined with volatile oil prices, declining business and consumer confidence and increased unemployment have contributed to volatility of unprecedented levels. The factors described above have led to an overall reduction in liquidity in the debt capital markets, including sources of liquidity that we may wish to utilize. Such conditions could reduce the availability of leverage to us, our investments, and potential purchasers of our investments or make such leverage more expensive to obtain, thereby adversely affecting our performance.

Global economic, regulatory and market conditions may adversely affect our business, results of operations and financial condition, including our revenue growth and profitability.

The success of our activities will be affected by general economic and market conditions, such as interest rates, availability of credit, credit defaults, inflation rates, economic uncertainty, changes in laws (including laws relating to taxation of our investments), trade barriers, currency exchange controls, disease outbreaks, pandemics, and national and international political, environmental and socioeconomic circumstances (including wars, terrorist acts or security operations).

The Israel-Hamas war and the conflict between Russia and Ukraine, and resulting market volatility, could also adversely affect our business, operating results, and financial condition. The extent and duration or escalation of such conflicts, resulting sanctions and resulting future market disruptions are impossible to predict, but could be significant. It is not possible to predict the duration or extent of longer-term consequences of these conflicts, which could include further sanctions, retaliatory and escalating measures, embargoes, regional instability, geopolitical shifts and adverse effects on or involving macroeconomic conditions, the energy sector, supply chains, inflation, security conditions, currency exchange rates and financial markets around the globe. Any such market disruptions could have a material adverse effect on our business, financial condition and results of operations.

Our investment strategy and the availability of opportunities satisfying our risk-adjusted return parameters relies in part on observable trends and conditions in the financial markets and in some cases the improvement of such conditions. Trends and historical events do not imply, forecast or predict future events and, in any event, past performance is not necessarily indicative of future results. There can be no assurance that the assumptions made or the beliefs and expectations currently held by Oxford Lane Management will prove correct and actual events and circumstances may vary significantly.

Adverse economic conditions also decrease the value of collateral securing some of our loans and the value of our equity investments. Economic slowdowns or recessions could lead to financial losses in our portfolio and a decrease in revenues, net income and assets. Unfavorable economic conditions also could increase our funding costs, limit our access to the capital markets or result in a decision by lenders not to extend credit to us. These events could prevent us from increasing investments and harm our operating results. An issuer’s failure to satisfy financial or operating covenants imposed by us or other lenders could lead to defaults and, potentially, acceleration of the time when the loans are due and foreclosure on our secured assets, which could trigger cross- defaults under other agreements and jeopardize the issuer’s ability to meet our obligations under the debt that we hold. We may incur additional expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting issuer. In addition, if one of the issuers were to go bankrupt, depending on the facts and circumstances, including the extent to which we will actually provide significant managerial assistance to that issuer, a bankruptcy court might subordinate all or a portion of our claim to that of other creditors.

The prices of financial instruments in which we may invest can be highly volatile. General fluctuations in the market prices of securities may affect the value of the investments held by us. Instability in the securities markets may also increase the risks inherent in our investments.

Any public health emergency or the threat thereof, and the resulting financial and economic market uncertainty could have a significant adverse impact on us and the fair value of our investments.

Widespread disease and natural or environmental disasters, such as earthquakes, droughts, fires, floods, hurricanes, tsunamis and climate-related phenomena generally, have been and can be highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of our investments. Economies and financial markets throughout the world have become increasingly interconnected, which increases the likelihood that events or conditions in one region or country will adversely affect markets or issuers in other regions or countries, including the United States. Additionally, market disruptions may result in increased market volatility; regulatory trading halts; closure of domestic or foreign exchanges, markets or governments; or market participants operating pursuant to business continuity plans for indeterminate periods of time. Further, market disruptions can (i) prevent us from executing advantageous investment decisions in a timely manner, (ii) negatively impact our ability to achieve our investment objective, as well as the operations of us and the Adviser, and (iii) may exacerbate the risks discussed herein, including political, social and economic risks.

Terrorist attacks, acts of war, global health emergencies or natural disasters may affect any market for our securities, impact the businesses in which we invest and harm our business, operating results and financial condition.

Terrorist acts, acts of war, global health emergencies or natural disasters may disrupt our operations, as well as the operations of the businesses in which we invest. Such acts have created, and continue to create, economic and political uncertainties and have contributed to global economic instability. Future terrorist activities, military or security operations, global health emergencies or natural disasters could further weaken the domestic/global economies and create additional uncertainties, which may negatively impact the businesses in which we invest directly or indirectly and, in turn, could have a material adverse impact on our business, operating results and financial condition. Losses from terrorist attacks, global health emergencies and natural disasters are generally uninsurable.

We are subject to risks related to corporate social responsibility.

Our business faces increasing public scrutiny related to environmental, social and governance (“ESG”) activities. We risk damage to our brand and reputation if we fail to act responsibly in a number of areas, such as environmental stewardship, corporate governance and transparency and considering ESG factors in our investment processes. Adverse incidents with respect to ESG activities could impact the value of our brand, the cost of our operations and relationships with investors, all of which could adversely affect our business and results of operations. Additionally, new regulatory initiatives related to ESG could adversely affect our business.

Changes in laws or regulations governing our operations may adversely affect our business or cause us to alter our business strategy.

We, the CLO vehicles in which we intend to invest, and the portfolio companies whose securities are held by such CLO vehicles will be subject to applicable local, state and federal laws and regulations, including, without limitation, federal immigration laws and regulations. New legislation may be enacted or new interpretations, rulings or regulations could be adopted, including those governing the types of investments we are permitted to make, any of which could harm us and our stockholders, potentially with retroactive effect. Additionally, any changes to the laws and regulations governing our operations may cause us to alter our investment strategy in order to avail ourselves of new or different opportunities. Such changes could result in material differences to the strategies and plans set forth herein and may result in our investment focus shifting from the areas of expertise of our Adviser’s senior investment team to other types of investments in which the investment team may have less expertise or little or no experience. Thus, any such changes, if they occur, could have a material adverse effect on our results of operations and the value of your investment.

Cybersecurity threats, as well as other disasters, could impair our ability to conduct business effectively.

The occurrence of a disaster such as a cyber-attack against us or against a third-party that has access to our data or networks, a natural catastrophe, an industrial accident, a terrorist attack or war, disease pandemics, events unanticipated in our disaster recovery systems, or a support failure from external providers, could have an adverse effect on our ability to conduct business and on our results of operations and financial condition, particularly if those events affect our computer-based data processing, transmission, storage, and retrieval systems or destroy data.

We depend heavily upon computer systems to perform necessary business functions. Despite our implementation of a variety of security measures, our computers, networks, and data, like those of other companies, could be subject to cyber-attacks and unauthorized access, use, alteration, or destruction, such as from physical and electronic break-ins or unauthorized tampering. If one or more of these events occurs, it could potentially jeopardize the confidential, proprietary and other information processed, stored in, and transmitted through our computer systems and networks. Such an attack could cause interruptions or malfunctions in our operations, which could result in financial losses, litigation, regulatory penalties, client dissatisfaction or loss, reputational damage, and increased costs associated with mitigation of damages and remediation.

Third parties with which we do business may also be sources of cybersecurity or other technological risk. We outsource certain functions and these relationships allow for the storage and processing of our information, as well as client, counterparty, employee, and borrower information. While we engage in actions to reduce our exposure resulting from outsourcing, ongoing threats may result in unauthorized access, loss, exposure, destruction, or other cybersecurity incident that affects our data, resulting in increased costs and other consequences as described above.

Our business is highly dependent on our and third parties’ communications and information systems. Any failure or interruption of those systems, including as a result of the termination of an agreement with any third-party service providers, could cause delays or other problems in our activities. Our financial, accounting, data processing, backup or other operating systems and facilities may fail to operate properly or become disabled or damaged as a result of a number of factors including events that are wholly or partially beyond our control and adversely affect our business. There could be:

•        sudden electrical or telecommunications outages;

•        natural disasters such as earthquakes, tornadoes and hurricanes;

•        events arising from local or larger scale political or social matters, including terrorist acts; and

•        cyber attacks.

These events, in turn, could have a material adverse effect on our operating results and negatively affect the market price of our common stock and our ability to pay distributions to stockholders.

We and the Adviser may maintain cash balances at financial institutions that exceed federally insured limits and may otherwise be materially affected by adverse developments affecting the financial services industry, such as actual events or concerns involving liquidity, defaults or non-performance by financial institutions or transactional counterparties.

Our cash and our Adviser’s cash is held in accounts at U.S. banking institutions that we believe are of high quality. Cash held by us and our Adviser in non-interest-bearing and interest-bearing operating accounts may exceed the Federal Deposit Insurance Corporation (“FDIC”) insurance limits. If such banking institutions were to fail, we or our Adviser could lose all or a portion of those amounts held in excess of such insurance limitations. In addition, actual events involving limited liquidity, defaults, non-performance or other adverse developments that affect financial institutions, transactional counterparties or other companies in the financial services industry or the financial services industry generally, or concerns or rumors about any events of these kinds or other similar risks, have in the past and may in the future lead to market-wide liquidity problems, which could adversely affect our and our Adviser’s business, financial condition, results of operations, or prospects.

Although we and our Adviser assess our banking relationships as we believe necessary or appropriate, our access to funding sources and other credit arrangements in amounts adequate to finance or capitalize our respective current and projected future business operations could be significantly impaired by factors that affect us or our Adviser, the financial institutions with which we or our Adviser have arrangements directly, or the financial services industry or economy in general. These factors could include, among others, events such as liquidity constraints or failures, the ability to perform obligations under various types of financial, credit or liquidity agreements or arrangements, disruptions or instability in the financial services industry or financial markets, or concerns or negative expectations about the prospects for companies in the financial services industry. These factors could involve financial institutions or financial services industry companies with which we or our Adviser have financial or business relationships, but could also include factors involving financial markets or the financial services industry generally.

In addition, investor concerns regarding the U.S. or international financial systems could result in less favorable commercial financing terms, including higher interest rates or costs and tighter financial and operating covenants, or systemic limitations on access to credit and liquidity sources, thereby making it more difficult for us, our Adviser, or our portfolio companies to acquire financing on acceptable terms or at all.

INVESTMENT OBJECTIVE, OPPORTUNITIES AND STRATEGIES

Investment Objective

Our investment objective is to maximize our portfolio’s risk-adjusted total return. We have implemented our investment objective by purchasing portions of equity and junior debt tranches of CLO vehicles. Substantially all of the CLO vehicles in which we may invest would be deemed to be investment companies under the 1940 Act but for the exceptions set forth in section 3(c)(1) or section 3(c)(7). Structurally, CLO vehicles are entities formed to originate and/or acquire a portfolio of loans. The loans within the CLO vehicle are limited to loans which meet established credit criteria and are subject to concentration limitations in order to limit a CLO vehicle’s exposure to a single credit. A CLO vehicle is formed by raising various classes or “tranches” of debt (with the most senior tranches being rated “AAA” to the most junior tranches typically being rated “BB” or “B”) and equity. The CLO vehicles which we focus on are collateralized primarily by Senior Loans and generally have very little or no exposure to real estate, mortgage loans or to pools of consumer-based debt, such as credit card receivables or auto loans. Below investment grade securities, such as the CLO securities in which we primarily intend to invest, are often referred to as “junk.” In addition, the CLO equity and junior debt securities in which we invest are highly levered (with CLO equity securities typically being leveraged between nine and thirteen times), which significantly magnifies our risk of loss on such investments relative to senior debt tranches of CLOs. A CLO itself is highly leveraged because it borrows significant amounts of money to acquire the underlying commercial loans in which it invests. A CLO borrows money by issuing debt securities to investors (including junior debt securities of the type we intend to invest), and the CLO equity (which is also the CLO residual tranche) is the first to bear the risk on the underlying investment. Our investment strategy also includes warehouse facilities, which are financing structures intended to aggregate loans that may be used to form the basis of a CLO vehicle. Warehouse facilities typically incur leverage between four and six times prior to a CLO’s pricing. We may also invest, on an opportunistic basis, in other corporate credits of a variety of types. We expect that each of our investments will range in size from $5 million to $50 million, although the investment size may vary consistent with the size of our overall portfolio. Oxford Lane Management manages our investments and its affiliate arranges for the performance of the administrative services necessary for us to operate.

CLO vehicles, due to their high leverage, are more complicated to evaluate than direct investments in Senior Loans. Since we invest in the residual interests of CLO securities, our investments are riskier than the profile of the Senior Loans by which such CLO vehicles are collateralized. Our investments in CLO vehicles are riskier and less transparent to us and our stockholders than direct investments in the underlying Senior Loans. Our portfolio of investments may lack diversification among CLO vehicles which would subject us to a risk of significant loss if one or more of these CLO vehicles experience a high level of defaults on its underlying Senior Loans. The CLO vehicles in which we invest have debt that ranks senior to our investment. The market price for CLO vehicles may fluctuate dramatically, which would make portfolio valuations unreliable and negatively impact our net asset value and our ability to make distributions to our stockholders. Our financial results may be affected adversely if one or more of our significant equity or junior debt investments in such CLO vehicles defaults on its payment obligations or fails to perform as we expect.

Our investments in CLO vehicles may be subject to special anti-deferral provisions that could result in us incurring tax or recognizing income prior to receiving cash distributions related to such income. Specifically, the CLO vehicles in which we invest generally constitute PFICs. Because we acquire investments in PFICs (including equity tranche investments in CLO vehicles that are PFICs), we may be subject to U.S. federal income tax on a portion of any “excess distribution” or gain from the disposition of such investments even if such income is distributed as a taxable dividend by us to our stockholders. See “Principal Risks — Risks Related to Our Investments” beginning on page 73 to read about factors you should consider before investing in our securities.

CLO Structural Elements

Structurally, CLO vehicles are entities formed to originate and/or acquire a portfolio of loans. The loans within the CLO vehicle are generally limited to loans which meet established credit criteria and are subject to concentration limitations in order to limit a CLO vehicle’s exposure to a single credit.

A CLO vehicle is formed by raising multiple “tranches” of debt (with the most senior tranches being rated “AAA” to the most junior tranches typically being rated “BB” or “B”) and equity. As interest payments are received, the CLO vehicle makes contractual interest payments to each tranche of debt based on their seniority. If there are funds remaining after each tranche of debt receives its contractual interest rate and the CLO vehicle meets or exceeds required collateral coverage levels (or other similar covenants) the remaining funds may be paid to the equity tranche. The contractual provisions setting out this order of payments are set out in detail in the CLO vehicle’s indenture. These provisions are referred to as the “priority of payments” or the “waterfall” and determine any other obligations that may be required to be paid ahead of payments of interest and principal on the securities issued by a CLO vehicle. In addition, for payments to be made to each tranche, after the most senior tranche of debt, there are various tests which must be complied with, which are different for each CLO vehicle.

CLO indentures typically provide for adjustments to the priority of payments in the event that certain cashflow or collateral requirements are not maintained. The collateral quality tests that may divert cashflows in the priority of payments are predominantly determined by reference to the par values of the underlying loans, rather than their current market values. Accordingly, we believe that CLO equity and junior debt investments allow investors to gain exposure to the Senior Loan market on a levered basis (with CLO equity securities typically being leveraged between nine and thirteen times) without being structurally subject to mark-to-market price fluctuations of the underlying loans. As such, although the current valuations of CLO equity and junior debt tranches are expected to fluctuate based on price changes within the loan market, interest rate movements and other macroeconomic factors, those tranches will generally be expected to continue to receive distributions from the CLO vehicle periodically so long as the underlying portfolio does not suffer defaults, realized losses or other covenant violations sufficient to trigger changes in the waterfall allocations. We therefore believe that an investment portfolio consisting of CLO equity and junior debt investments of this type has the ability to provide attractive risk-adjusted rates of return.

The diagram below is for illustrative purposes only. The CLO structure highlighted below is illustrative only and depicts structures among CLO vehicles in which we may invest may vary substantially from the illustrative example set forth below.

We typically invest in the equity tranches, which are not rated, and to a lesser extent the “B” and “BB” tranches of CLO vehicles.

The Syndicated Senior Loan Market

We believe that while the syndicated leveraged corporate loan market is relatively large, with Standard and Poor’s estimating the total par value outstanding at approximately $1.4 trillion as of March 31, 2024, this market remains largely inaccessible to a significant portion of investors that are not lenders or approved institutions. The CLO market permits wider exposure to syndicated Senior Loans, but this market is almost exclusively private and predominantly institutional.

The Senior Loan market is characterized by various factors, including:

•        Floating rate instruments.    Senior Loans and other types of CLO Assets typically contain a floating interest rate as opposed to a fixed interest rate, which we believe provides some measure of protection against the risk of interest rate fluctuation. However, all of our CLO investments have many CLO Assets which are subject to interest rate floors and since interest rates on CLO Assets may only reset periodically and the amount of the increase following an interest rate reset may be below the interest rate floors of such CLO Assets, our ability to benefit from rate resets following an increase in interest rates may be limited.

•        Frequency of interest payments.    Senior Loans and other CLO Assets typically provide for scheduled interest payments no less frequently than quarterly.

Investment Opportunity

We believe that the market for CLO-related assets provides us with opportunities to generate attractive risk-adjusted returns over the long term.

The long-term and relatively low-cost capital that many CLO vehicles have secured, compared with current asset spreads, have created opportunities to purchase certain CLO equity and junior debt instruments that may produce attractive risk-adjusted returns. Additionally, given that the CLO vehicles we invest in are cash flow-based vehicles, this term financing may be beneficial in periods of market volatility.

We continue to review a large number of CLO investment opportunities in the current market environment, and we expect that the majority of our portfolio holdings, over the near to intermediate-term, will continue to be comprised of CLO debt and equity securities, with the more significant focus over the near-term likely to be on CLO equity securities.

Investment Selection

Oxford Lane Management’s investment team is responsible for all aspects of our investment process. Oxford Lane Management’s senior investment team currently consists of Messrs. Cohen, Rosenthal and Kupka, and Messrs. Cohen and Rosenthal serve as members of the investment committee of Oxford Lane Management. While the investment strategy involves a team approach, whereby potential transactions are screened by various members of the investment team, Messrs. Cohen or Rosenthal must approve all investments in order for them to close. See “Portfolio Management.” The stages of our investment selection process are as follows:

Deal Sourcing

Deal sourcing is generally conducted through brokers and bankers, and may also be sourced through industry contacts, CLO vehicle sponsors and investors. We believe that we currently have an active pipeline of deal flow, particularly through multiple CLO trading desks.

Screening

In screening potential investments in CLO vehicles, Oxford Lane Management’s investment team utilizes a similar income-oriented investment philosophy they employ in their work managing other CLO investments at Oxford Square Capital Corp. and Oxford Park Income Fund, Inc.

Identification

We identify opportunities in the CLO market through our network of brokers, dealers, agent banks, collateral mangers and sponsors. We believe that we have developed an infrastructure that provides us with a competitive advantage in locating and acquiring attractive CLO opportunities. We believe that we also have an active pipeline of deal flow, particularly through multiple CLO trading desks. The CLO vehicles which we focus on are collateralized primarily by senior secured loans made to companies whose debt is unrated or is rated below investment grade, and generally have very little or no direct exposure to real estate, mortgage loans or to pools of consumer-based debt, such as credit card receivables or auto loans. In screening potential investments in CLO vehicles, our due diligence process generally includes a review of current financial information and projections, review of collateral quality, concentration limitation and coverage test ratios, and a review of the prospective investment’s capital structure and the terms and conditions.

Due Diligence

Oxford Lane Management’s investment team conducts due diligence on prospective investments.

Oxford Lane Management’s due diligence process generally includes some or all of the following elements:

•        review of indenture structures;

•        review of underlying collateral loans;

•        analysis of projected future cash flows; and

•        analysis of compliance with covenants.

Upon the completion of due diligence, the investment professionals present the opportunity to Oxford Lane Management’s investment committee, which then determines whether to proceed with the potential investment. Any fees and expenses incurred by Oxford Lane Management in connection with due diligence investigations undertaken by third parties will be subject to reimbursement by the Company, which reimbursements will be in addition to any management or incentive fees payable under our Investment Advisory Agreement to Oxford Lane Management. While the investment strategy involves a team approach, we may not enter into a transaction without the prior approval of either Messrs. Cohen or Rosenthal.

Ongoing Relationships

Monitoring

Oxford Lane Management monitors our investments on an ongoing basis. Oxford Lane Management has several methods of monitoring the performance and value of our investments, which include the following:

•        review of pricing data and indicative bids for recent transactions in our investments;

•        comparisons to other Senior Loans and CLO vehicles; and

•        review of available financial reports for our investments.

ADDITIONAL INFORMATION

Portfolio Information

The Fund prepares Form N-PORT, which contains a complete schedule of the Fund’s portfolio holdings, on a monthly basis, and makes its N-PORT filings with the SEC on a quarterly basis within 60 days after the end of each quarter. The Fund’s N-PORT filings for the third month of each quarter are available on the SEC’s website at http://www.sec.gov.

Proxy Information

A description of the policies and procedures that Oxford Lane Management uses to determine how to vote proxies relating to the Fund’s portfolio securities is available (i) without charge, upon request, by calling (203) 983-5275; (ii) on the Fund’s website at http://www.oxfordlanecapital.com. Information about how Oxford Lane Management voted proxies with respect to the Fund’s portfolio securities during the most recent 12-month period ended March 31 can be obtained by making a written request for proxy voting information to: Chief Compliance Officer, Oxford Lane Management, LLC, 8 Sound Shore Drive, Suite 255, Greenwich, CT 06830. All information described in this paragraph is also available on the SEC’s website at http://www.sec.gov.

Tax Information

For tax purposes, distributions to stockholders during the year ended March 31, 2024 were approximately $191.6 million.

Privacy Policy

We are committed to protecting your privacy. This privacy notice, which is required by federal law, explains privacy policies of Oxford Lane Capital Corp. and its affiliated companies. This notice supersedes any other privacy notice you may have received from Oxford Lane Capital Corp., and its terms apply both to our current stockholders and to former stockholders as well.

We will safeguard, according to strict standards of security and confidentiality, all information we receive about you. With regard to this information, we maintain procedural safeguards that comply with federal standards.

Our goal is to limit the collection and use of information about you. When you purchase shares of our common stock, our transfer agent collects personal information about you, such as your name, address, social security number or tax identification number.

This information is used only so that we can send you annual and semi-annual reports, proxy statements and other information required by law, and to send you information we believe may be of interest to you.

We do not share such information with any non-affiliated third party except as described below:

•        It is our policy that only authorized employees of our investment adviser, Oxford Lane Management, LLC, who need to know your personal information will have access to it.

•        We may disclose stockholder-related information to companies that provide services on our behalf, such as record keeping, processing your trades, and mailing you information. These companies are required to protect your information and use it solely for the purpose for which they received it.

•        If required by law, we may disclose stockholder-related information in accordance with a court order or at the request of government regulators. Only that information required by law, subpoena, or court order will be disclosed.

Our privacy policy is available on our website at https://www.oxfordfunds.com/privacy-policy/. If you have any questions or concerns about the policy, please contact by calling (203) 983-5275.

Oxford Lane Capital Corp.

BOARD OF DIRECTORS
Independent Directors
Mark J. Ashenfelter, Chairman of the Board of Directors
John Reardon
David S. Shin

Interested Directors(1)
Jonathan H. Cohen
Saul B. Rosenthal

OFFICERS
Jonathan H. Cohen, Chief Executive Officer
Saul B. Rosenthal, President
Bruce L. Rubin, Chief Financial Officer, Corporate Secretary and Treasurer
Gerald Cummins, Chief Compliance Officer

INVESTMENT ADVISER
Oxford Lane Management, LLC
8 Sound Shore Drive, Suite 255
Greenwich, CT 06830

____________

(1)      Interested directors are “interested persons,” as defined in section 2(a)(19) of the Investment Company Act of 1940, as amended.

Oxford Lane Capital Corp.

8 Sound Shore Drive, Suite 255 | Greenwich, CT 06830 | oxfordlanecapital.com | (203) 983-5275

Item 2. Code of Ethics.

Oxford Lane Capital Corp. (the “Registrant”) has adopted a code of business conduct and ethics which applies to, among others, its senior officers, including its Chief Executive Officer (its principal executive officer) and Chief Financial Officer (its principal financial officer), as well as every officer, director and employee of Oxford Lane Capital Corp. The Registrant did not make any amendments to or grant any waivers, including implicit waivers, from any provisions of the code of business conduct and ethics during the period covered by this report. The Registrant’s code of business conduct and ethics can be accessed via the Registrant’s website at http://www.oxfordlanecapital.com.

Item 3. Audit Committee Financial Expert.

The Registrant’s Board of Directors has determined that Registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The Audit Committee financial expert is David S. Shin based on his experience in investment banking and accounting. Mr. Shin is “independent” within the meaning of that term used in Form N-CSR.

Item 4. Principal Accountant Fees and Services.

a)      Audit Fees.    The aggregate fees billed for professional services rendered by PricewaterhouseCoopers LLP (“PwC”), the Registrant’s independent registered public accounting firm, for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for the fiscal years ended March 31, 2024 and 2023 were $976,444 and $935,000, respectively. These fees include services provided in connection with securities offerings.

b)      Audit-Related Fees.    No such fees were billed during the last two fiscal years for audit-related services provided by PwC.

c)      Tax Fees.    The aggregate fees billed for professional services by PwC for tax compliance, tax advice and tax planning in the fiscal years ended March 31, 2024 and 2023 were $0 and $0, respectively.

d)      All Other Fees.    No such fees were billed during the last two fiscal years for products and services provided by PwC.

e)      (1). The Registrant’s Audit Committee is required to pre-approve any independent accountant’s engagement to render audit and/or permissible non-audit services (including the fees charged and proposed to be charged by the independent accountants), subject to the exceptions under Section 10A(i) (1)(B) of the 1934 Act, and as otherwise required by law. The Audit Committee also is required to pre-approve non-audit services performed by the Registrant’s principal accountant for the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and/or to any entity controlling, controlled by or under common control with the Registrant’s investment adviser that provides ongoing services to the Registrant, if the engagement for services relates directly to the operations and financial reporting of the Registrant. The Audit Committee may delegate its pre-approval responsibilities to one or more of its members. The member(s) to whom such responsibility is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next scheduled meeting.

e)      (2). Not applicable.

f)      Not applicable.

g)      For the fiscal years ended March 31, 2024 and March 31, 2023, the aggregate fees billed by the Registrant’s principal accountant for non-audit services rendered to the Registrant and for non-audit services rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and/or to any entity controlling, controlled by or under common control with the Registrant’s investment adviser that provides ongoing services to the Registrant and the Registrant’s investment adviser were $0 and $0, respectively.

h)      There were no non-audit services rendered to the Registrant’s investment adviser (not including any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and/or to any entity controlling, controlled by or under common control with the Registrant’s investment adviser that provides ongoing services to the Registrant that were not required to be pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X was compatible with maintaining the principal accountant’s independence.

i)       Not applicable.

j)       Not applicable.

Item 5. Audit Committee of Listed Registrant.

The Registrant has a separately-designated standing Audit Committee established in accordance with Section 3(a) (58)(A) of the 1934 Act. The members of the committee are Mark J. Ashenfelter, David S. Shin (chairman) and John Reardon.

Item 6. Investments.

Please see the schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The Registrant has delegated proxy voting responsibility to its investment adviser, Oxford Lane Management, LLC (the “Adviser”). The Proxy Voting Policies and Procedures of the Adviser are set forth below.

OXFORD LANE MANAGEMENT, LLC
STATEMENT OF POLICIES AND PROCEDURES REGARDING THE VOTING OF SECURITIES

The Proxy Voting Policies and Procedures of the Adviser are set forth below. You may obtain information about how the Adviser voted proxies with respect to the Registrant’s portfolio securities by making a written request for proxy voting information to: Chief Compliance Officer, Oxford Lane Management, LLC, 8 Sound Shore Drive, Suite 255, Greenwich, CT 06830.

Introduction

As an investment adviser registered under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), the Adviser has a fiduciary duty to act solely in the best interests of its clients. As part of this duty, the Adviser recognizes that it must vote client securities in a timely manner free of conflicts of interest and in the best interests of its clients.

These policies and procedures for voting proxies for the Adviser’s investment advisory clients are intended to comply with Section 206 of, and Rule 206(4)-6 under, the Advisers Act.

generally vote against proposals that may have a negative impact on the Registrant’s portfolio securities, it may vote for such a proposal if there exist compelling long-term reasons to do so.

Proxy Policies

The Adviser will vote proxies relating to the Registrant’s portfolio securities in the best interests of the Registrant’s stockholders. The Adviser will review on a case-by-case basis each proposal submitted for a stockholder vote to determine its impact on the portfolio securities held by the Registrant. Although the Adviser will

The proxy voting decisions of the Adviser are made by the senior officers of the Adviser who are responsible for monitoring each of the Registrant’s investments. To ensure that its vote is not the product of a conflict of interest, the Adviser requires that: (i) anyone involved in the decision making process to disclose to the Adviser’s Chief Compliance Officer (“CCO”) any potential conflict that he or she is aware of and any contact that he or she has had with any interested party regarding a proxy vote; and (ii) employees involved in the decision making process or vote administration are prohibited from revealing how the Adviser intends to vote on a proposal without the prior approval of the CCO and Senior Management in order to reduce any attempted influence from interested parties.

Proxy Voting Records

You may obtain information about how the Adviser voted proxies with respect to the Registrant’s portfolio securities by making a written request for proxy voting information to: Chief Compliance Officer, Oxford Lane Management, LLC, 8 Sound Shore Drive, Suite 255, Greenwich, CT 06830.

Item 8. Portfolio Managers of Closed-End Investment Companies.

Information pertaining to the portfolio managers of the Fund, as of March 31, 2024, is set forth below.

The management of the Fund’s investment portfolio is the responsibility of Oxford Lane Management, LLC (“Oxford Lane Management”), and its investment committee, which currently consists of Jonathan H. Cohen, the Registrant’s Chief Executive Officer, and Saul B. Rosenthal, the Registrant’s President. Oxford Lane Management’s investment committee must approve each new investment that the Registrant makes. The members of Oxford Lane Management’s investment committee are not employed by the Registrant, and receive no compensation from the Registrant in connection with their portfolio management activities. Messrs. Cohen and Rosenthal, through their ownership of Oxford Funds, LLC, the managing member of Oxford Lane Management, are entitled to a portion of any investment advisory fees paid by the Registrant to Oxford Lane Management.

Because Oxford Lane Management currently provides portfolio management services only to the Registrant, the Registrant does not believe there are any conflicts of interests with respect to Oxford Lane Management’s management of the Registrant’s portfolio on the one hand, and the management of other accounts or investment vehicles by Oxford Lane Management on the other. However, Mr. Cohen currently serves as Chief Executive Officer and Mr. Rosenthal currently serves as President and Chief Operating Officer of Oxford Square Capital Corp., a

publicly-traded business development company that invests principally in the debt of U.S.-based companies. Messrs. Cohen and Rosenthal also serve in the same positions at Oxford Square Management, the investment adviser to Oxford Square Capital Corp. Since 2018, Mr. Cohen has also served as the Chief Executive Officer of Oxford Gate Management, the investment adviser to the Oxford Gate Funds and Oxford Bridge II, LLC. The Oxford Gate Funds and Oxford Bridge II, LLC are private investment funds. Mr. Rosenthal has also has served as President of Oxford Gate Management since 2018. Mr. Cohen also serves as Chief Executive Officer of Oxford Park Income Fund, Inc., a non-diversified closed-end management investment company, and Oxford Park Management, the investment adviser to Oxford Park Income Fund, Inc. Mr. Rosenthal also serves as President of Oxford Park Income Fund, Inc. and Oxford Park Management. As a result, Messrs. Cohen and Rosenthal may be subject to certain conflicts of interests with respect to their management of the Registrant’s portfolio on the one hand, and their respective obligations to manage Oxford Square Capital Corp. and Oxford Park Income Fund, Inc. on the other hand. Charles M. Royce is also a non-managing member of Oxford Square Management, LLC, Oxford Gate Management, LLC and Oxford Park Management, LLC.

Set forth below is additional information regarding the additional entities currently managed by Messrs. Cohen and Rosenthal:

Name	Entity	Investment Focus	Gross Assets
Oxford Square Capital Corp.	Business development company	Principally debt investments in U.S. based companies	$275.3 million(1)
Oxford Bridge II, LLC	Private fund	CLO debt and equity	$89.4 million(1)
Oxford Gate Master Fund, LLC	Private fund	CLO debt and equity	$163.0 million(1)(2)
Oxford Park Income Fund, Inc.	Closed-end management investment company	CLO debt and equity	$5.5 million(3)

____________

(1)      Gross assets are calculated as of March 31, 2024.

(2)      Includes the gross assets of Oxford Gate, LLC and Oxford Gate (Bermuda), LLC.

(3)      Gross assets are calculated as of December 31, 2023.

Investment Personnel

The Registrant’s investment adviser is led by Jonathan H. Cohen, Chief Executive Officer, and Saul B. Rosenthal, President. Messrs. Cohen and Rosenthal are assisted by Joseph Kupka, who serves as Managing Director for Oxford Lane Management. The Registrant considers Messrs. Cohen, Rosenthal and Kupka to be Oxford Lane Management’s senior investment team. The Registrant considers Messrs. Cohen and Rosenthal to be the Registrant’s portfolio managers. The table below shows the dollar range of shares of the Registrant’s common stock to be beneficially owned by each of the Registrant’s portfolio managers as of March 31, 2024.

Name of Portfolio Manager	Dollar Range of Equity Securities in Oxford Lane Capital Corp.(1)(2)
Jonathan H. Cohen	Over $1,000,000
Saul B. Rosenthal	Over $1,000,000

____________

(1)      Dollar ranges are as follows: None, $1 – $10,000, $10,001 – $50,000, $50,001 – $100,000, $100,001 – $500,000; $500,001 – $1,000,000 or Over $1,000,000.

(2)      The dollar range of common stock beneficially owned in us is based on the closing price of our common stock of $5.08 on March 31, 2024 on the Nasdaq Global Select Market.

The following information pertains to the members of Oxford Lane Management’s investment team:

Jonathan H. Cohen has served as Chief Executive Officer of both Oxford Lane Capital Corp. and Oxford Lane Management since 2010. Since 2003, Mr. Cohen has also served as Chief Executive Officer of both Oxford Square Capital Corp. (NasdaqGS: OXSQ), a publicly traded business development company, and Oxford Square Management, LLC, Oxford Square Capital Corp.’s investment adviser, and as the managing member of Oxford Funds. Since 2023, Mr. Cohen has also served as Chief Executive Officer of Oxford Park Income Fund, Inc., a non-traded registered closed-end fund, and Oxford Park Management, LLC, Oxford Park Income Fund, Inc.’s

investment adviser. Mr. Cohen also serves on our Board of Directors, as well as the Oxford Square Capital Corp. and Oxford Park Income Fund, Inc. boards of directors. Since 2018, Mr. Cohen has also served as the Chief Executive Officer of Oxford Gate Management, LLC, the investment adviser to Oxford Gate Master Fund, LLC, Oxford Gate, LLC and Oxford Gate (Bermuda), LLC (collectively, the “Oxford Gate Funds”) and Oxford Bridge II, LLC. Oxford Bridge II, LLC and the Oxford Gate Funds are private investment funds. Previously, Mr. Cohen managed technology equity research groups at Wit Capital, Merrill Lynch, UBS and Smith Barney. Mr. Cohen received a B.A. in Economics from Connecticut College and an M.B.A. from Columbia University. Mr. Cohen’s depth of experience in managerial positions in investment management, securities research and financial services, as well as his intimate knowledge of our business and operations, gives our Board of Directors valuable industry-specific knowledge and expertise on these and other matters.

Saul B. Rosenthal has served as President of both Oxford Lane Capital Corp. and Oxford Lane Management since 2010. Mr. Rosenthal has also served as President since 2004 of both Oxford Square Capital Corp. (NasdaqGS: OXSQ), a publicly traded business development company, and Oxford Square Management, LLC, Oxford Square Capital Corp.’s investment adviser and a member of Oxford Funds. Since 2023, Mr. Rosenthal has served as President of Oxford Park Income Fund, Inc., a registered closed-end fund, and Oxford Park Management, LLC, Oxford Park Income Fund, Inc.’s investment adviser. Mr. Rosenthal also serves on our Board of Directors, as well as the Oxford Park Income Fund, Inc. board of directors. Mr. Rosenthal has also served as President of Oxford Gate Management, LLC, the investment adviser to the Oxford Gate Funds and Oxford Bridge II, LLC, since 2018. Mr. Rosenthal was previously an attorney at the law firm of Shearman & Sterling LLP. Mr. Rosenthal serves on the board of the National Museum of Mathematics. Mr. Rosenthal received a B.S., magna cum laude, from the Wharton School of the University of Pennsylvania, a J.D. from Columbia University Law School, where he was a Harlan Fiske Stone Scholar, and a LL.M. (Taxation) from New York University School of Law. Mr. Rosenthal’s depth of experience in managerial positions in investment management, as well as his intimate knowledge of our business and operations, gives the Board of Directors the valuable perspective of a knowledgeable corporate leader.

Kevin P. Yonon.    Mr. Yonon is a Managing Director, Portfolio Manager of Oxford Lane Management, the adviser of Oxford Lane Capital Corp., and holds that same position with Oxford Square Management, the adviser of Oxford Square Capital Corp. (NasdaqGS: OXSQ), Oxford Gate Management, the investment manager to the Oxford Gate Funds and Oxford Bridge II, LLC and Oxford Park Management, the adviser of Oxford Park Income Fund, Inc. Previously, Mr. Yonon was an Associate at Deutsche Bank Securities and prior to that he was an Analyst at Blackstone Mezzanine Partners. Before joining Blackstone, he worked as an Analyst at Merrill Lynch in the Mergers & Acquisitions group. Mr. Yonon received a B.S. in Economics with concentrations in Finance and Accounting from the Wharton School at the University of Pennsylvania, where he graduated magna cum laude, and an M.B.A. from the Harvard Business School.

Joseph Kupka.    Mr. Kupka is a Managing Director of Oxford Lane Management, the adviser of Oxford Lane Capital Corp., and holds that same position with Oxford Square Management, the adviser of Oxford Square Capital Corp. (NasdaqGS: OXSQ), Oxford Gate Management, the investment manager to the Oxford Gate Funds and Oxford Bridge II, LLC and Oxford Park Management, the adviser of Oxford Park Income Fund, Inc. Previously, he worked as a risk analyst for First Equity Card Corporation. He has a BS in Mechanical Engineering from the University of Pennsylvania, where he was the Abel and Bernstein Class of 1945 Scholarship Recipient.

Hooman Banafsheha.    Mr. Banafsheha is a Principal of Oxford Lane Management, the adviser of Oxford Lane Capital Corp., and holds that same position with Oxford Square Management, the adviser of Oxford Square Capital Corp. (NasdaqGS: OXSQ), Oxford Gate Management, the investment manager to the Oxford Gate Funds and Oxford Bridge II, LLC and Oxford Park Management, the adviser of Oxford Park Income Fund, Inc. Previously, Mr. Banafsheha was a Vice President in the Finance division of Goldman Sachs. Prior to joining Goldman Sachs, he was a Senior Consultant at Deloitte. Mr. Banafsheha received a B.S. in Business Administration with a concentration in Finance from the State University of New York, University at Albany, where he graduated magna cum laude, and an M.B.A. from the MIT Sloan School of Management. Mr. Banafsheha has also attained the Charted Alternative Investment Analyst (CAIA) designation.

Brian Aleksa.    Mr. Aleksa is a Vice President for Oxford Lane Management, the adviser for Oxford Lane Capital Corp., and holds that same position with Oxford Square Management, the adviser of Oxford Square Capital Corp. (NasdaqGS: OXSQ), Oxford Gate Management, the investment manager to the Oxford Gate Funds and

Oxford Bridge II, LLC and Oxford Park Management, the adviser of Oxford Park Income Fund, Inc. Previously, Mr. Aleksa was a Senior Analyst in the Capital Markets group at CBA Commercial. He received a B.A. in Accounting and Finance from Franklin & Marshall College. Mr. Aleksa is also a CFA Charterholder.

Tyler Vallie.    Mr. Vallie is an Associate at Oxford Lane Management, the adviser for Oxford Lane Capital Corp., and holds that same position with Oxford Square Management, the adviser of Oxford Square Capital Corp. (NasdaqGS: OXSQ), Oxford Gate Management, the investment manager to the Oxford Gate Funds and Oxford Bridge II, LLC and Oxford Park Management, the adviser of Oxford Park Income Fund, Inc. Previously, Mr. Vallie was an Operations Associate on the Operations team at Chilton Investment Company. He received a B.A. in Economics from Marist College.

Compensation

None of Oxford Lane Management’s investment personnel receive any direct compensation from us in connection with the management of our portfolio. Messrs. Cohen and Rosenthal, through their ownership interest in Oxford Funds, LLC, the managing member of Oxford Lane Management, are entitled to a portion of any profits earned by Oxford Lane Management, which includes any fees payable to Oxford Lane Management under the terms of the Investment Advisory Agreement, less expenses incurred by Oxford Lane Management in performing its services under the Investment Advisory Agreement. Messrs. Cohen and Rosenthal do not receive any additional compensation from Oxford Lane Management in connection with the management of our portfolio. The compensation paid by Oxford Lane Management to certain other investment personnel includes: (i) annual base salary; and (ii) a portfolio-based performance award.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which stockholders may recommend nominees to the registrant’s board of directors.

Item 11.Controls and Procedures.

(a)     Based on an evaluation of the Disclosure Controls and Procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, the “Disclosure Controls”) as of a date within 90 days of the filing date (the “Filing Date”) of this Form N-CSR (the “Report”), the Chief Executive Officer (its principal executive officer) and Chief Financial Officer (its principal financial officer) have concluded that the Disclosure Controls are reasonably designed to ensure that information required to be disclosed by the Registrant in the Report is recorded, processed, summarized and reported by the Filing Date, including ensuring that information required to be disclosed in the Report is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)    There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the period covered by this report that have materially affected or are reasonably likely to materially affect the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable.

Item 13. Exhibits.

(a)(1)          Registrant has posted its current Code of Ethics on its website at www.oxfordlanecapital.com.

(a)(2)          Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)          Not applicable.

(a)(4)          Not applicable.

(b)              Certifications of chief executive officer and chief accounting officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

OXFORD LANE CAPITAL CORP.

By:	/s/ Jonathan H. Cohen
Jonathan H. Cohen Chief Executive Officer Date: May 16, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Jonathan H. Cohen
Jonathan H. Cohen Chief Executive Officer Date: May 16, 2024
By:	/s/ Bruce L. Rubin
Bruce L. Rubin Chief Financial Officer Date: May 16, 2024